As filed with the Securities and Exchange Commission on April 29, 2011

Registration No. 333-19583

Registration No. 811-08015

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-4

REGISTRATION UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 26	☒

and

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 28	☒

NATIONAL VARIABLE ANNUITY ACCOUNT II

(Exact name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, VT  05604

(Complete name and address of depositor’s principal executive offices)

(802) 229-7410

Lisa Muller

National Life Insurance Company

One National Life Drive

Montpelier, Vermont  05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, DC  20004-2415

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Interests in a Variable Account under individual flexible premium variable annuity contracts.

Sentinel Advantage Variable Annuity

P R O S P E C T U S

Dated May 1, 2011

National Life Insurance Company • Home Office: National Life Drive, Montpelier, Vermont 05604 • 1-800-732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance Company (“National Life”, “we,” “our,” or “us”). We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts.  The Variable Account is divided into Subaccounts.  Each Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) described below:

Sentinel Asset Management, Inc.	Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc. and American Century Global Investment Management, Inc.
Sentinel Variable Products Trust Balanced Bond Common Stock Mid Cap Small Company	The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AllianceBernstein Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP Inflation Protection VP International VP Ultra® VP Value VP Vista SM

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company	Franklin Templeton Investments
Dreyfus Variable Investment Fund VIF Appreciation Portfolio VIF Opportunistic Small Cap Portfolio VIF Quality Bond Portfolio Dreyfus Socially Responsible Growth Fund, Inc.	DWS Variable Series II DWS Large Cap Value VIP DWS Dreman Small Mid Cap Value VIP DWS Investments VIT Funds Small Cap Index VIP	Fidelity® Variable Insurance Products Contrafund® Equity-Income Growth High Income Index 500 Investment Grade Bond Mid Cap Money Market Overseas Value Strategies

Franklin Templeton Variable Insurance Products Trust

Foreign Securities Fund

Global Real Estate Fund

Mutual Shares Securities Fund

Small Cap Value Securities Fund

Small-Mid Cap Growth Securities Fund

U.S Government

Mutual Global Discovery Securities

Invesco Advisers, Inc.	J.P. Morgan Investment Management Inc.	Neuberger Berman Management, Inc.	OppenheimerFunds, Inc.
Invesco Variable Insurance Funds Invesco V.I. Capital Development Invesco V.I. Global Health Care Invesco V.I. Technology	JPMorgan Insurance Trust International Equity Portfolio Small Cap Core Portfolio	Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Mid-Cap Growth Portfolio Partners Portfolio Small Cap Growth Portfolio Socially Responsive	Oppenheimer Variable Account Funds Balanced/VA Main Street Small- & Mid Cap/VA Global Strategic Income/VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation	Wells Fargo Funds Management, LLC
T. Rowe Price Equity Series, Inc. Personal Strategy Balanced Portfolio T. Rowe Price Equity Series, Inc. Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio	Van Eck VIP Trust Global Bond Emerging Markets Global Hard Assets	Wells Fargo Variable Trust VT Discovery VT Opportunity

This prospectus provides you with the basic information you should know before investing.  You should read it and keep it for future reference.  A Statement of Additional Information dated May 1, 2011 containing further information about the Contracts and the Variable Account is filed with the SEC.  You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov.  You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to the same telephone number or address.  This prospectus must be accompanied by current prospectuses for the Funds.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying Funds identified above, the U.S. government, or any bank or bank affiliate.  Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.   It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2011, is incorporated herein by reference.  The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

i

Free Look	39
Loan Privilege - Tax Sheltered Annuities	40
Surrender and Withdrawal	41
Payments	43
Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract	43
Telephone Transaction Privilege	44
Facsimile Transaction Privilege	45
Electronic Mail Transaction Privilege	45
Optional “Illuminations” Investment Advisory Service	45
Available Automated Fund Management Features	46
Contract Rights Under Certain Plans	48
THE FIXED ACCOUNT	48
Minimum Guaranteed and Current Interest Rates	48
Enhanced Fixed Account	49
THE GUARANTEED ACCOUNTS	50
Investments in the Guaranteed Accounts	50
Termination of a Guaranteed Account	51
Market Value Adjustment	51
Other Matters Relevant to the Guaranteed Accounts	53
Preserver Plus Program	54
OPTIONAL ENHANCED DEATH BENEFIT RIDER	54
OPTIONAL ACCELERATED BENEFIT RIDERS	55
FEDERAL INCOME TAX CONSIDERATIONS	55
Taxation of Non-Qualified Contracts	55
Taxation of Qualified Contracts	57
Federal Estate Taxes	58
Possible Tax Law Changes	59
GENDER NEUTRALITY	59
VOTING RIGHTS	59
CHANGES TO VARIABLE ACCOUNT	60
DISTRIBUTION OF THE CONTRACTS	60
FINANCIAL STATEMENTS	61
STATEMENTS AND REPORTS	61
OWNER INQUIRIES	62
LEGAL MATTERS	62
GLOSSARY	62

This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

ii

SUMMARY

This summary provides a brief description of some of the features and charges of the Contract.  You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract.  Please keep the Contract and its riders or endorsements, if any, together with the application.  Together they are the entire agreement between you and us.

How Do I Purchase a Contract?

Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis).  See “Issuance of a Contract,” below.  The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts and at least $1,500 for Qualified Contracts.  We may at our discretion permit initial Premium Payments lower than these minimums.

Can I Make Additional Premium Payments?

You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRAs).  We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

How Does the “Free Look” Right to Examine the Contract Work?

To be sure that you are satisfied with the Contract, you have a ten-day free look right to examine the Contract.  Some states may require a longer period.  Within ten days of the day you receive the Contract, you may return the Contract to our Home Office at the address shown on the cover page of this prospectus.  When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law.  In the case of IRAs and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

What is the Purpose of the Variable Account?

The Variable Account is a separate investment account that is divided into several Subaccounts.  Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested.  You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the Subaccounts of the Variable Account.  The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and “Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives.  You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account.  The value of your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account.  Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 5, 7 or 10 years.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time.  If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed Accounts,” below).

When Will I Receive Payments?

After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select.  If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments.  If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100.  In no event will annuity payments be less frequent than annually (see “Annuitization — Frequency and Amount of Annuity Payments,” below).

What Happens if an Owner Dies Before Annuitization?

For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value).  If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.  For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?

If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?

You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal,” below).  A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations,” below).  You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

What Charges Will I Pay?

Contingent Deferred Sales Charge (“CDSC”).  We do not deduct a sales charge from Premium Payments.  However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment.  We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee.  We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge.  We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Charge for Optional Enhanced Death Benefit Rider.  If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see “Charge for Optional Enhanced Death Benefit Rider,” below).

Premium Taxes.  If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax.  Premium taxes may range up to 3.5% (see “Premium Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year.  However, we are not currently assessing transfer charges.

Investment Management Fees and Fund Operating Expenses.  Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts.  (See “Distribution of Contracts,” below).

Can I Transfer My Contract Value Among the Different Investment Options?

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied.  If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners.  Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the Underlying Funds.  To protect Owners and underlying Funds from such effects, we have developed market timing procedures.   See “Disruptive Trading” below.

Are There any Other Contract Provisions?

For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

How Will the Contract be Taxed?

For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see “Federal Income Tax Considerations,” below.

What is the “Illuminations” Program?

We offer Owners the opportunity to participate in “Illuminations.”  Under this investment advisory program, National Life has arranged for FundQuest, Inc. (“FundQuest”), a registered investment adviser firm that is independent of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Contract Value of your Contract among the available options that is suited to your investment objective, financial situation and risk tolerance.  To participate in Illuminations, you must enter into a Limited Power of Attorney with FundQuest under which you will authorize FundQuest to direct National Life to implement changes to your portfolio allocation model as determined by FundQuest, without obtaining your specific approval of the changes.  The Illuminations investment advisory program is available without charge to Owners.

What if I Have Questions?

We will be happy to answer your questions about the Contract or our procedures.  Call or write to us at the phone number or address on the cover page.  All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below	(1)
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn) (2)
Maximum	7%
Transfer Charge	$25	(3)
Loan Interest Spread (effective annual rate)	2.5	%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee(5)	$30

Optional Rider Expenses

Annual Charge for Optional Enhanced Death Benefit Rider	0.20% of Contract Value at the time of deduction

(1)        States may assess premium taxes on premiums paid under the Contract.  Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment.  National Life currently intends to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender.  See “Premium Taxes,” below.

(2)        The CDSC declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years.  Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary.  In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC.  Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans.  This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative.  That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see “Contingent Deferred Sales Charge,” below).  After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.

(3)        We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year.  However, no such charge is currently applied.

(4)        The Loan Interest Spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan.

(5)        The Annual Contract Fee is assessed only upon Contracts which as of the applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2010.  The expense of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	2.27%

The annual expenses as of December 31, 2010 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. (1)

Fund	Management Fee		12b-1 Fees(2)	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses(3)		Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses (3)
Sentinel VPT
Balanced Fund	0.55%		0.00%	0.30%	0.00%	0.85%		0.00%	0.85%
Bond Fund	0.40%		0.00%	0.23%	0.00%	0.63%		0.00%	0.63%
Common Stock Fund	0.50%		0.00%	0.20%	0.00%	0.70%		0.00%	0.70%
Mid Cap Fund	0.50%		0.00%	0.31%	0.00%	0.81%		0.00%	0.81%
Money Market Fund	0.25%		0.00%	0.27%	0.00%	0.52	%(4)	0.00%	0.52	%(4)
Small Company Fund	0.50%		0.00%	0.25%	0.00%	0.75%		0.00%	0.75%
Alger
Capital Appreciation Portfolio - Class O Shares	0.81%		0.00%	0.17%	0.00%	0.98%		0.00%	0.98%
Large Cap Growth Portfolio - Class O Shares	0.71%		0.00%	0.14%	0.00%	0.85%		0.00%	0.85%
Small Cap Growth Portfolio - Class O Shares	0.81%		0.00%	0.14%	0.00%	0.95%		0.00%	0.95%
AllianceBernstein VPS
International Growth Portfolio - Class A Shares	0.75%		0.00%	0.18%	0.00%	0.93%		0.00%	0.93%
International Value Portfolio - Class A Shares	0.75%		0.00%	0.10%	0.00%	0.85%		0.00%	0.85%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%		0.00%	0.09%	0.00%	0.84%		0.00%	0.84%
Value Portfolio - Class A Shares	0.55%		0.00%	0.16%	0.00%	0.71%		0.00%	0.71%
American Century VP
Income & Growth Fund - Class I	0.70	%(5)	0.00%	0.02%	0.00%	0.72%		0.00%	0.72%
Inflation Protection Fund - Class I	0.48	%(5)	0.00%	0.01%	0.00%	0.49%		0.00%	0.49%
International Fund - Class I	1.40	%(5)	0.00%	0.01%	0.00%	1.41%		0.00%	1.41%
Ultra® Fund - Class I	1.00	%(5)	0.00%	0.02%	0.00%	1.02%		0.00%	1.02%
Value Fund - Class I	0.97	%(5)	0.00%	0.01%	0.00%	0.98%		0.00%	0.98%
VistaSM Fund - Class I	1.00	%(5)	0.00%	0.02%	0.00%	1.02%		0.00%	1.02%

Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75%	0.00%	0.06%	0.00%	0.81%		0.00%	0.81%
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75%	0.00%	0.11%	0.00%	0.86%		0.00%	0.86%
VIF Quality Bond Portfolio - Initial Shares	0.65%	0.00%	0.12%	0.00%	0.77%		0.00%	0.77%
Dreyfus Socially Responsible Growth Fund - Initial Shares	0.75%	0.00%	0.14%	0.00%	0.89%		0.00%	0.89%
DWS Variable Series II
DWS Large Cap Value VIP - Class B shares	0.65%	0.25%	0.21%	0.00%	1.11%		0.00%	1.11%
DWS Dreman Small Mid Cap Value VIP - Class B shares	0.65%	0.25%	0.27%	0.05%	1.22%		0.00%	1.22%
DWS Investments VIT Funds
Small Cap Index VIP Fund	0.35%	0.00%	0.17%	0.05%	0.57	%(6)	0.00%	0.57	%(6)
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.56%	0.00%	0.09%	0.00%	0.65	%(7)	0.00%	0.65	%(7)
Equity-Income Portfolio - Initial Class	0.46%	0.00%	0.10%	0.00%	0.56	%(7)	0.00%	0.56	%(7)
Growth Portfolio - Initial Class	0.56%	0.00%	0.11%	0.00%	0.67	%(7)	0.00%	0.67	%(7)
High Income Portfolio - Initial Class	0.57%	0.00%	0.12%	0.00%	0.69%		0.00%	0.69%
Index 500 Portfolio - Initial Class	0.10%	0.00%	0.00%	0.00%	0.10	%(8)	0.00%	0.10	%(8)
Investment Grade Bond Portfolio - Initial Class	0.32%	0.00%	0.11%	0.00%	0.43	%(7)	0.00%	0.43	%(7)
Mid Cap Portfolio - Initial Class	0.56%	0.00%	0.10%	0.00%	0.66%		0.00%	0.66%
Overseas Portfolio - Initial Class	0.71%	0.00%	0.15%	0.00%	0.86	%(7)	0.00%	0.86	%(7)
Value Strategies Portfolio - Initial Class	0.56%	0.00%	0.16%	0.00%	0.72	%(7)	0.00%	0.72	%(7)
Franklin Templeton
Foreign Securities Fund - Class 2 shares	0.65%	0.25%	0.14%	0.01%	1.05	%(9)	0.00%	1.05	%(9)
Global Real Estate Fund - Class 2 shares	0.80%	0.25%	0.31%	0.00%	1.36	%(10)	0.11%	1.25	%(10)
Mutual Global Discovery Securities - Class 1 Shares	0.80%	0.00%	0.20%	0.00%	1.00%		0.00%	1.00%
Mutual Shares Securities Fund - Class 2 shares	0.60%	0.25%	0.14%	0.00%	0.99%		0.00%	0.99%
Small Cap Value Securities Fund - Class 2 shares	0.51%	0.25%	0.17%	0.01%	0.94	%(9)	0.00%	0.94	%(9)
Small-Mid Cap Growth Securities Fund - Class 2 shares	0.51%	0.25%	0.29%	0.01%	1.06	%(9)	0.00%	1.06	%(9)
U.S. Government - Class 1 Shares	0.48%	0.00%	0.04%	0.00%	0.52%		0.00%	0.52%
Invesco V.I.
Capital Development Fund - Series I Shares	0.75%	0.00%	0.34%	0.00%	1.09	%(11),(12)	0.00%	1.09	%(11),(12)
Global Health Care Fund- Series I Shares	0.75%	0.00%	0.37%	0.00%	1.12	%(11)	0.00%	1.12	%(11)

Technology Fund- Series I Shares	0.75%	0.00%	0.39%	0.00%	1.14	%(11)	0.00%	1.14	%(11)
JP Morgan Insurance Trust
International Equity Portfolio - Class 1 Shares	0.60%	0.00%	0.53%	0.00%	1.13	%(13)	0.10%	1.03	%(13)
Small Cap Core Portfolio - Class 1 Shares	0.65%	0.00%	0.39%	0.01%	1.05	%(13)	0.01%	1.04	%(13)
Neuberger Berman AMT
Partners Portfolio - I Class	0.85%	0.00%	0.26%	0.00%	1.11	%(14)	0.00%	1.11	%(14)
Mid-Cap Growth Portfolio - I Class	0.85%	0.00%	0.17%	0.00%	1.02	%(14)	0.00%	1.02	%(14)
Short Duration Bond Portfolio - I Class	0.65%	0.00%	0.16%	0.00%	0.81	%(14)	0.00%	0.81	%(14)
Small-Cap Growth Portfolio S Class Shares	1.15%	0.25%	0.87%	0.00%	2.27	%(15)	0.86%	1.41	%(15)
Socially Responsive Portfolio - I Class	0.85%	0.00%	0.23%	0.00%	1.08	%(14)	0.00%	1.08	%(14)
Oppenheimer Variable Accounts Funds
Balanced Fund/VA - Service Shares	0.75%	0.25%	0.16%	0.01%	1.17	%(16)	0.00%	1.17	%(16)
Main Street Small-& Mid-Cap Fund/VA® - Service Shares	0.70%	0.25%	0.15%	0.00%	1.10	%(17)	0.00%	1.10	%(17)
Global Strategic Income Fund/VA - Service Shares	0.60%	0.25%	0.14%	0.04%	1.03	%(18)	0.00%	1.03	%(18)
T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%	1.10%
Equity Income Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%	1.10%
Health Sciences Portfolio - Class II shares	0.95%	0.25%	0.00%	0.00%	1.20%		0.00%	1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%	0.00%	0.00%	0.10%	1.00	%(19)	0.10%	0.90	%(19)
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00%	0.00%	0.00%	0.28%	1.28	%(20)	0.00%	1.28	%(20)
Global Bond Fund - Initial Class	1.00%	0.00%	0.00%	0.30%	1.30	%(20)	0.00%	1.30	%(20)
Global Hard Assets Fund - Initial Class	0.89%	0.00%	0.00%	0.08%	0.97	%(20)	0.00%	0.97	%(20)
Wells Fargo Advantage VT
Discovery Fund	0.70%	0.25%	0.27%	0.01%	1.23	%(21)	0.07%	1.16	%(21)
Opportunity Fund	0.65%	0.25%	0.21%	0.01%	1.12	%(22)	0.04%	1.08	%(22)

(1) The Fund fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

(3) The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

(4) The Advisor has agreed to reimburse the advisory fees paid by the Sentinel Variable Products Money Market Fund to the extent necessary to prevent total expenses paid by the Fund from exceeding the gross income earned on the Fund’s investments. This reimbursement may be discontinued at any time.

(5) The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

(6) Through September 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.50% for Class A Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

(7) A portion of the brokerage commissions that the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Investment Grade Bond Portfolio, Fidelity® Overseas Portfolio, and Fidelity® Value Strategies Portfolio pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Net Total Annual Expense would have been 0.63% for Fidelity® VIP Contrafund® Portfolio, 0.55% for Fidelity® VIP Equity-Income Portfolio, 0.66% for Fidelity® VIP Growth Portfolio, 0.42% for Fidelity® VIP Investment Grade Bond Portfolio, 0.70% for Fidelity® Value Strategies Portfolio, and 0.83% for Fidelity® Overseas Portfolio.

(8) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager’s part.

(9) The manager and administrator have agreed in advance to reduce their fees as a result of the fund’s investment in a Franklin Templeton money market fund (the acquired fund). This reduction will continue until at least April 30, 2012

(10) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $393.3 million on December 31, 2010, it is estimated that the increase for the year ending April 30, 2012 will be 0.11%, which is a 0.06% increase in the management fee and a 0.05% increase in the administration fee, for common annual fund operating expenses (i.e., a combination of investment management fees, fund administrative fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) of 1.11%.

(11) The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets.  In determining the Adviser’s  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.

(12) The Adviser has contractually agreed, through at least April 30, 2012, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels.  The Fund’s maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).

(13) The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of its average daily net assets.  The contract cannot be terminated prior to 5/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

(14) Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio and 1.30% of average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(15) Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.4% of the average daily net asset value of the Small-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(16) The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the Fund will not exceed 0.92% of average annual net assets. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fee incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. These voluntary waivers and/or reimbursements may not be amended or withdrawn until one year after the date of this prospectus.

(17) The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05% for Service Shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of this prospectus.

(18) The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. This voluntary fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the prospectus. “Management Fees” reflect the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the estimated gross management fee of the Subsidiary for its first fiscal year.

(19) T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

(20) For the period May 1, 2011 until May 1, 2012, the Advisor contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes, extraordinary expenses, and acquired fund fees) to the extent Gross Total Annual Expenses exceed 1.10% for Global Bond Fund, 1.50% for Emerging Markets Fund, and 1.20% for Global Hard Assets Fund.

(21) Expenses have been adjusted from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. The adviser has contractually committed through April 30, 2012, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.15% for Class 2. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

(22) Expenses have been adjusted from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. The adviser has contractually committed through April 30, 2012, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund’s net operating expenses, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.07% for Class 2. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Examples

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.  The Example includes the Annual Contract Fee, but excludes premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the Funds apply as of December 31, 2010, and that you elected the Optional Enhanced Death Benefit Rider.  The annual contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
1,084.62	1,666.13	2,264.28	4,034.77

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year (1)	3 Years	5 Years	10 Years
384.62	1,166.13	1,964.28	4,034.77

1. The Contract may not be annuitized in the first two years from the Date of Issue.

ACCUMULATION UNIT VALUE
(in dollars)

The following table sets forth for each period since inception for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.

Subaccount	Accumulation Unit Value at 1/3/00	Accumulation Unit Value at 12/31/00	Number of Accumulation Units Outstanding at 12/31/00	Accumulation Unit Value at 1/2/01	Accumulation Unit Value at 12/31/01	Number of Accumulation Units Outstanding at 12/31/01	Accumulation Unit Value at 1/2/02	Accumulation Unit Value at 12/31/02	Number of Accumulation Units Outstanding at 12/31/02
Sentinel VPT Common Stock	11.90	13.15	1,080,323.09	12.98	11.91	1,550,727.39	11.93	9.71	1,800,411.01
Sentinel VPT Mid Cap	17.64	17.01	816,621.11	15.66	12.70	1,037,504.10	12.77	9.51	1,000,052.44

Subaccount	Accumulation Unit Value at 1/3/00	Accumulation Unit Value at 12/31/00	Number of Accumulation Units Outstanding at 12/31/00	Accumulation Unit Value at 1/2/01	Accumulation Unit Value at 12/31/01	Number of Accumulation Units Outstanding at 12/31/01	Accumulation Unit Value at 1/2/02	Accumulation Unit Value at 12/31/02	Number of Accumulation Units Outstanding at 12/31/02
Sentinel VPT Small Company	12.88	17.84	337,481.08	17.06	18.54	641,556.80	18.42	15.73	937,943.44
Sentinel VPT Money Market	10.96	11.47	946,420.61	11.47	11.73	1,339,572.89	11.73	11.72	1,551.827.66
Sentinel VPT Bond	10.55	11.46	480,176.92	11.56	12.14	831,321.19	12.08	10.22	916,629.63
Sentinel VPT Balanced	11.58	12.60	597,642.88	12.56	11.55	742,241.96	11.52	13.06	1,213.264.09
Alger Large Cap Growth	20.53	17.24	1,085,900.24	16.62	14.99	1,176,016.07	15.02	9.91	1,112,587.18
Alger Small Cap Growth	17.64	12.73	600,592.69	11.62	8.85	713,337.23	8.76	6.44	627,551.21
Fidelity VIP Fund-Equity Income	12.18	13.38	877,837.96	13.22	12.54	1,100,806.66	12.56	10.27	1,336,207.03
Fidelity VIP Fund-Growth	19.93	17.54	1,030,524.99	16.81	14.24	1,161,109.49	14.33	9.82	1,116,957.82
Fidelity VIP Fund-High Income	10.86	8.33	501,300.74	8.32	7.25	572,401.28	7.28	7.40	683,024.78
Fidelity VIP Fund-Overseas	14.84	11.79	764,738.39	11.73	9.16	943,360.18	9.23	7.20	956,027.37
Fidelity VIP Fund -Contrafund®	16.93	15.84	757,511.71	15.33	13.71	802,651.88	13.63	12.26	895,933.04
Fidelity VIP Fund -Index 500	16.21	14.64	2,023,959.28	14.23	12.69	2,179,936.83	12.76	9.73	2,177,585.47
Wells Fargo VT Discovery	26.94	22.48	594,648.07	20.44	15.34	649,737.70	15.42	9.45	593,006.69
Wells Fargo VT Opportunity	16.34	17.48	340,375.32	17.13	16.60	422,080.77	16.59	11.98	593,692.26

Subaccount	Accumulation Unit Value at 1/2/03	Accumulation Unit Value at 12/31/03	Number of Accumulation Units Outstanding at 12/31/03	Accumulation Unit Value at 1/2/04	Accumulation Unit Value at 12/31/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/3/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
Sentinel VPT Common Stock	9.96	12.59	2,081,352.52	12.59	13.61	2,530,565.26	13.46	14.45	2,669,872.15
Sentinel VPT Mid Cap	9.77	13.30	1,190,675.96	13.30	14.74	1,136,704.15	14.48	15.08	969,791.11
Sentinel VPT Small Company	16.08	21.64	1,242,053.68	21.73	24.73	1,502,266.70	24.37	26.40	1,366,987.15
Sentinel VPT Money Market	11.72	11.64	1,010,025.42	11.64	11.59	956,343.80	11.59	11.76	798,945.46

Subaccount	Accumulation Unit Value at 1/2/03	Accumulation Unit Value at 12/31/03	Number of Accumulation Units Outstanding at 12/31/03	Accumulation Unit Value at 1/2/04	Accumulation Unit Value at 12/31/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/3/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
Sentinel VPT Bond	12.98	13.63	1,303,319.09	13.58	14.07	1,287455.21	14.08	14.14	1,285,059.33
Sentinel VPT Balanced	10.35	12.47	1,134,775.52	12.46	13.21	1,253,469.20	13.13	13.77	1,223,837.89
Alger American LargeCap Growth	10.23	13.21	1,147,661.68	13.17	13.74	981,988.91	13.57	15.18	767,708.64
Alger American SmallCap Growth	6.57	9.04	638,099.31	9.06	10.39	608,040.56	10.18	11.97	478,400.24
Fidelity VIP Fund-Equity Income	10.59	13.20	1,458,610.93	13.18	14.51	1,393,766.91	14.38	15.15	1,221,652.93
Fidelity VIP Fund-Growth	10.15	12.86	1,247,702.59	12.88	13.11	1,202,786.06	12.99	13.68	1,011,888.11
Fidelity VIP Fund-High Income	7.41	9.29	926,868.19	9.29	10.04	1,010,663.00	10.05	10.17	988,225.90
Fidelity VIP Fund-Overseas	7.33	10.19	1,064,456.93	10.31	11.41	1,185,510.33	11.34	13.40	1,141,752.38
Fidelity VIP Fund -Contrafund®	12.49	15.53	1,052,447.55	15.50	17.68	1,069,940.50	17.45	20.39	1,007,625.08
Fidelity VIP Fund -Index 500	10.05	12.32	2,313,638.44	12.28	13.44	2,088,000.22	13.33	13.89	1,911,723.93
Wells Fargo VT Discovery	9.86	12.51	639,147.81	12.47	14.70	543,989.20	14.39	15.89	449,988.64
Wells Fargo VT Opportunity	12.35	16.18	597,575.44	16.14	18.87	583,347.52	18.59	20.07	485,070.63

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08
Sentinel VPT Common Stock	14.72	16.55	2,718,931.45	16.50	17.99	2,603,671.20	17.78	11.88	2,090,466.94
Sentinel VPT Mid Cap	15.30	15.70	862,387.81	15.66	18.89	718,600.21	18.68	10.05	622,721.19
Sentinel VPT Small Company	26.75	30.24	1,311,018.83	30.13	32.39	1,236,392.67	31.96	21.62	1,043,023.68
Sentinel VPT Money Market	11.76	12.14	851,107.83	12.15	12.54	811,941.84	12.55	12.60	1,092,355.49
Sentinel VPT Bond	14.16	14.46	1,198,084.12	14.47	15.26	1,062,958.34	15.35	15.56	845,060.54
Sentinel VPT Balanced	13.93	15.14	1,103,557.87	15.12	16.19	943,052.50	16.09	12.14	753,402.99
Alger Large Cap Growth	15.52	15.74	682,503.49	10.15	18.62	488,401.32	18.42	9.89	1,168,059.30

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08
Alger Small Cap Growth	12.13	14.17	374,887.08	14.10	16.38	315,152.75	16.19	8.63	249,280.35
Fidelity VIP Fund-Equity Income	15.40	17.96	1,038,522.03	17.94	17.92	982,696.29	17.72	10.17	701,387.14
Fidelity VIP Fund-Growth	13.90	14.41	876,813.03	14.44	18.05	718,993.66	17.82	9.40	1,094,611.21
Fidelity VIP Fund-High Income	10.18	11.15	909,615.94	11.17	11.30	848,981.81	11.30	8.36	631,904.84
Fidelity VIP Fund-Overseas	13.74	15.61	1,027,144.43	15.69	17.73	1,138,887.52	17.99	10.00	648,121.31
Fidelity VIP Fund -Contrafund®	20.81	22.47	927,656.07	20.33	26.05	814,520.75	25.78	14.77	688,570.66
Fidelity VIP Fund -Index 500	14.12	15.86	1,666,576.30	14.23	16.17	1,356,246.26	16.25	10.24	1,094,611.21
Wells Fargo VT Discovery	16.15	17.96	361,074.70	16.23	21.67	287,929.53	21.38	11.89	230,080.24
Wells Fargo VT Opportunity	20.35	22.22	387,060.90	19.05	23.36	308,691.13	23.03	13.80	255,065.43

Subaccount	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/2009	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
Sentinel VPT Common Stock	12.25	14.96	1,852,884.03	15.19	17.09	1,609,821.59
Sentinel VPT Mid Cap	10.34	12.94	515,755.88	13.11	15.77	444,732.89
Sentinel VPT Small Company	21.97	27.11	885,963.16	27.46	33.09	735,882.26
Sentinel VPT Money Market	12.60	12.43	553,869.96	12.43	12.26	446,619.76
Sentinel VPT Bond	15.55	17.05	731,602.26	17.08	18.04	684,171.33
Sentinel VPT Balanced	12.39	14.54	644,007.07	14.69	16.09	586,494.67
Alger Large Cap Growth	10.21	14.39	960,958.58	14.63	16.09	861,743.94
Alger Small Cap Growth	8.80	12.38	193,876.81	12.64	15.30	168,009.27
Fidelity VIP Fund-Equity Income	10.49	13.06	558,382.64	13.33	14.83	487,391.26
Fidelity VIP Fund-Growth	9.66	11.89	542,841.22	12.09	14.57	467,591.54
Fidelity VIP Fund-High Income	8.40	11.87	478,658.04	11.91	13.33	422,510.03
Fidelity VIP Fund-Overseas	10.13	12.48	521,169.43	12.77	13.93	432,555.63
Fidelity VIP Fund -Contrafund®	15.24	19.76	586,194.71	20.14	22.85	508,636.87
Fidelity VIP Fund -Index 500	10.57	12.79	957,017.03	12.99	14.51	823,067.78
Wells Fargo VT Discovery	12.22	16.45	180,127.58	20.36	24.54	150,645.79
Wells Fargo VT Opportunity	14.37	20.10	184,332.56	16.80	21.99	145,373.36

The following provides the information for Subaccounts which began operations on August 3, 1998.

Subaccount	Accumulation Unit Value at 1/1/00	Accumulation Unit Value at 12/31/00	Number of Accumulation Units Outstanding at 12/31/00	Accumulation Unit Value at 1/1/01	Accumulation Unit Value at 12/31/01	Number of Accumulation Units Outstanding at 12/31/01	Accumulation Unit Value at 1/1/02	Accumulation Unit Value at 12/31/02	Number of Accumulation Units Outstanding at 12/31/02
American Century VP Income & Growth	12.62	11.25	325,390.25	10.96	10.17	513,559.72	10.21	8.08	647,417.35
American Century VP Value	9.92	11.86	233,597.13	11.64	13.19	497,921.29	13.15	11.37	816,576.88
JPMorgan Insurance Trust International Equity	13.10	10.84	79,538.84	10.82	8.64	129,932.62	8.68	6.96	158,604.86
JPMorgan Insurance Trust Small Cap Core	14.08	12.43	84,711.61	11.76	11.27	94,501.13	11.18	8.71	115,400.73
Neuberger Berman Partners	10.65	10.72	72,340.65	10.44	10.27	92,299.75	10.26	7.68	134,673.28

Subaccount	Accumulation Unit Value at 1/1/03	Accumulation Unit Value at 12/31/0 3	Number of Accumulation Units Outstanding at 12/31/03	Accumulation Unit Value at 1/1/04	Accumulation Unit Value at 12/31/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
American Century VP Income & Growth	8.33	10.31	767,740.19	10.30	11.49	765,569.07	11.36	11.86	693,013.97
American Century VP Value	11.66	14.46	963,627.66	14.42	16.30	1,108,091.56	16.15	16.88	1,137,146.95
JPMorgan Insurance Trust International Equity	7.03	9.09	228,845.55	0/13	10.62	285,762.15	10.53	11.59	293,409.83
JPMorgan Insurance Trust Small Company	8.92	11.68	118,426.03	11.68	14.65	138,936.30	14.38	14.94	135,781.41
Neuberger Berman Partners	7.92	10.23	168,915.13	10.18	12.01	181,388.86	11/81	13.98	247,078.58

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08
American Century VP Income & Growth	12.06	13.69	601,544.34	13.62	13.49	489,066.47	13.31	8.70	382,167.81
American Century VP Value	17.07	19.76	1,044,070.29	19.80	18.48	1,112,047.50	18.18	13.34	556,018.48

JPMorgan International Equity	11.93	13.95	349,417.98	14.03	15.04	320,948.61	14.92	8.70	261,660.69
JPMorgan Small Cap Core	15.19	16.95	115,961.99	16.94	15.76	93,558.57	15.51	10.57	68,964.34
Neuberger Berman Partners	14.35	15.47	206,120.78	15.16	16.68	193,427.49	16.53	7.83	182,054.98

Subaccount	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
American Century VP Income & Growth	8.95	10.14	296,030.17	10.28	11.41	246,646.92
American Century VP Value	13.71	15.77	438,223.47	16.01	17.64	362,721.24
JPMorgan International Equity	8.92	11.57	211,691.19	11.82	12.23	169,179.84
JPMorgan Small Cap Core	10.71	12.78	59,067.21	13.07	16.02	50,815.35
Neuberger Berman Partners	8.23	12.05	155,553.56	12.37	13.75	136,025.02

The following information is for Subaccounts which began operations on December 1, 2000.

Subaccount	Accumulation Unit Value at 12/1/00	Accumulation Unit Value at 12/31/00	Number of Accumulation Units Outstanding at 12/31/00	Accumulation Unit Value at 1/1/01	Accumulation Unit Value at 12/31/01	Number of Accumulation Units Outstanding at 12/31/01	Accumulation Unit Value at 1/1/02	Accumulation Unit Value at 12/31/02	Number of Accumulation Units Outstanding at 12/31/02
Alger Capital Appreciation	10.00	10.02	4,084.23	9.45	8.30	122,328.68	8.28	5.41	183,800.39
Dreyfus Socially Responsible Growth Fund, Inc.	10.00	10.00	202.71	9.62	7.64	64,416.84	7.70	5.35	148,267.80
Fidelity VIP Fund Investment Grade Bond	10.00	10.69	68,296.49	10.26	10.89	759,750.40	10.85	11.85	1,702,427.77
Invesco V.I Dynamics	10.00	10.58	6,055.31	9.75	7.26	185,977.17	7.33	4.88	321,110.70
Invesco V.I Global Health Care	10.00	10.07	19,839.77	10.25	9.12	185,979.64	9.00	6.79	414,706.10
Invesco V.I Technology	10.00	10.18	7,402.18	8.92	5.38	140,047.82	5.53	2.82	283,490.20

Subaccount	Accumulation Unit Value at 1/1/03	Accumulation Unit Value at 12/31/03	Number of Accumulation Units Outstanding at 12/31/03	Accumulation Unit Value at 1/1/04	Accumulation Unit Value at 12/31/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
Alger Capital Appreciation	5.58	7.19	292,149.77	7.18	7.67	226,660.10	7.58	8.66	227,328.44
Dreyfus Socially Responsible Growth Fund, Inc.	5.52	6.65	159,344.69	6.64	6.96	146,825.11	6.91	7.12	127,070.56
Fidelity VIP Fund Investment Grade Bond	11.77	12.30	1,885,368.96	12.24	12.67	1,968,755.52	12.67	12.77	1,880,488.62
Invesco V.I Dynamics	5.50	6.63	381,357.65	6.61	7.41	365,842.99	7.30	8.09	319,611.45
Invesco V.I Global Health Care	6.94	8.56	534,106.75	8.58	9.08	520,475.69	8.99	9.68	487,457.78
Invesco V.I Technology	2.95	4.04	547,768.82	4.05	4.17	525,974.29	4.12	4.20	506,008.05

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/1/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07
Alger Capital Appreciation	8.83	10.18	240,392.62	11.05	14.80	11,903.74
Dreyfus Socially Responsible Growth Fund, Inc.	7.21	7.66	110,434.28	7.66	8.15	90,726.74
Fidelity VIP Fund Investment Grade Bond	12.78	13.14	1,816,680.33	13.18	13.52	1,660,150.65
Invesco V.I Dynamics	8.19	9.26	274,930.33	9.24	10.25	230,558.37
Invesco V.I Global Health Care	9.76	10.05	415,277.21	10.03	11.08	341,259.85
Invesco V.I Technology	4.29	4.58	387,355.12	4.60	4.86	328,944.11

Subaccount	Accumulation Unit Value at 1/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
Alger American Capital Appreciation	13.29	7.26	276,672.71	7.47	10.81	217,136.69
Dreyfus Socially Responsible Growth Fund, Inc.	8.03	5.27	78,713.41	5.45	6.95	65,698.56
Fidelity VIP Fund Investment Grade Bond	13.60	12.90	955,380.50	12.83	14.72	732,408.98
Invesco V.I Dynamics	10.15	5.25	181,428.73	5.40	7.37	156,228.35
Invesco V.I Global Health Care	11.02	7.80	289,042.57	7.92	9.83	239,579.74
Invesco V.I Technology	4.76	2.66	310,842.44	2.76	4.13	308,473.43

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
Alger American Capital Appreciation	11.05	12.16	193,953.16
Dreyfus Socially Responsible Growth Fund, Inc.	7.04	7.87	53,666.43
Fidelity VIP Fund Investment Grade Bond	14.75	15.65	681,909.88
Invesco V.I Dynamics	7.52	9.00	137,259.22
Invesco V.I Global Health Care	9.92	10.20	189,817.60
Invesco V.I Technology	4.19	4.94	278,272.43

The following information is for Subaccounts which began operations on May 1, 2004.

Subaccount	Accumulation Unit Value at 5/1/04	Accumulation Unit Value at 12/1/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06
American Century VP Ultra®	10.00	10.75	7,351,49	10.64	10.84	7,270.33	10.96	10.34	13,485.09
American Century VP VistaSM	10.00	10.80	369,192.37	10.62	11.52	607,473.22	11.81	12.38	823,729.08
American Century VP International	10.00	11.29	212,294.68	11.29	12.61	401,457.14	13.02	15.55	547,977.29
American Century VP Inflation Protection	10.00	10.53	464,504.55	10.52	10.57	891,225.74	10.59	10.62	1,113,774.87
Dreyfus Appreciation	10.00	10.31	247,910.98	10.24	10.62	596,450.11	10.80	12.20	730,198.55
Dreyfus Opportunistic Small Cap	10.00	10.89	2,938,61	10.72	11.36	9,328.03	11.54	11.63	18,175.86
Dreyfus Quality Bond	10.00	10.42	21,381.13	10.41	10.53	51,108.90	10.55	10.82	80,546.12
Franklin Templeton Mutual Shares Securities	10.00	10.97	34,866.28	10.91	11.96	85,355.60	12.10	13.96	127,395.59
Franklin Templeton Small Cap Value Securities	10.00	12.00	43,564.48	11.82	12.88	86,582.43	13.07	14.85	99,096.41
Franklin Templeton Small-Mid Cap Growth Securities	10.00	10.95	8,615.04	10.79	11.32	18,483.52	11.45	12.13	24,421.84
Franklin Templeton Foreign Securities	10.00	11.53	233,297.54	11.51	12.53	465,272.38	12.81	15.01	612,574.72
Franklin Templeton Global Real Estate	10.00	13.58	71,208.32	13.45	15.20	193,126.58	15.46	18.07	174,101.94
Fidelity Mid Cap	10.00	12.26	107,584.38	12.04	14.31	266,877.22	14.61	15.90	329,694.21

Subaccount	Accumulation Unit Value at 5/1/04	Accumulation Unit Value at 12/1/04	Number of Accumulation Units Outstanding at 12/31/04	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06
Neuberger Berman Mid Cap Growth	10.00	11,52	6,084.77	11.33	12.92	21,984.12	13.08	14.61	39,266.75
Neuberger Berman Small Cap Growth	10.00	19,84	143,490.34	10.82	11.10	293,062.65	11.23	11.53	423,265.70
Neuberger Berman Short Duration Bond	10.00	9.97	586,111.12	9.97	9.97	1,138,952.51	9.99	10.25	1,484,819.77
Scudder Dreman High Return Equity	10.00	11.23	21,818.25	11.12	11.91	43,214.24	12.09	13.88	48,695.98
Scudder Dreman Small Mid Cap Value	10.00	11.93	122,129.24	11.73	12.91	134,345.17	13.18	15.87	161,908.40
T. Rowe Price Equity Income Portfolio II	10.00	11.21	41,206.25	11.10	11.46	86,284.42	11.62	13.41	115,963.88
T. Rowe Price Blue Chip Growth Portfolio II	10.00	10.79	279,899.33	10.69	11.24	897,520.42	13.27	12.12	1,264,773.03
T. Rowe Price Health Sciences Portfolio II	10.00	10.36	106,209.89	10.23	11.56	136,594.78	14.27	12.36	140,366.74

Subaccount	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
American Century VP Ultra®	10.34	12.33	25,823.45	12.18	7.12	12,256.12	7.33	9.44	14,036.49
American Century VP VistaSM	12.37	17.07	493,762.71	16.93	8.65	200,200.70	8.85	10.44	177,745.10
American Century VP International	15.68	18.10	617,151.45	17.99	9.85	795,732.66	10.03	12.99	728,815.34
American Century VP Inflation Protection	10.64	11.49	1,255,391.41	11.61	11.19	534,705.52	11.05	12.19	477,086.39
Dreyfus Appreciation	12.16	12.88	216,453.41	12.74	8.95	128,320.28	9.19	10.82	106,107.14
Dreyfus Opportunistic Small Cap	11.64	10.20	26,843.81	10.01	6.28	20,865.94	6.38	7.80	23,584.37
Dreyfus Quality Bond	10.86	11.05	111,744.60	11.12	10.44	108,494.95	10.38	11.84	102,191.51

Subaccount	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
Franklin Templeton Mutual Shares Securities	14.02	14.24	166,258.59	14.09	8.83	124,773.52	9.07	10.98	124,536.74
Franklin Templeton Small Cap Value Securities	14.80	14.30	92,809.05	14.11	9.45	77,016.85	9.69	12.03	59,165.93
Franklin Templeton Small-Mid Cap Growth Securities	12.09	13.30	26,565.33	13.11	7.54	21,119.58	7.81	10.68	20,304.76
Franklin Templeton Foreign Securities	15.10	17.09	774,545.98	17.02	10.05	300,043.21	10.23	13.58	268,157.03
Franklin Templeton Global Real Estate	17.91	14.10	162,047.67	14.00	8.01	127,569.73	7.97	9.41	129,572.15
Fidelity Mid Cap	15.78	18.05	296,830.63	18.06	10.83	562,513.64	11.10	14.96	495,908.29
Neuberger Berman Mid Cap Growth	14.65	17.65	83,823.04	17.45	9.86	56,291.55	10.10	12.79	50,688.18
Neuberger Berman Small Cap Growth	11.48	11.42	485,097.80	11.26	6.81	138,379.37	6.92	8.25	130,420.47
Neuberger Berman Short Duration Bond	10.26	10.59	1,735,213.41	10.62	9.04	1,235,140.63	9.00	10.10	1,158,958.58
Dreman Strategic Value	13.81	13.39	58,291.23	13.24	7.11	39,204.64	7.36	8.76	29,440.35
Dreman Small Mid Cap Value	15.73	16.06	544,208.87	15.84	9.45	77,016.85	10.70	13.39	360,814.42
T. Rowe Price Equity Income Portfolio II	13.43	13.63	121,053.68	13.44	8.57	1,153,421.31	8.85	10.58	1,112,837.08
T. Rowe Price Blue Chip Growth Portfolio II	12.11	13.44	1,139,712.20	13.27	7.60	386,584.31	7.85	10.63	326,555.54
T. Rowe Price Health Sciences Portfolio II	12.30	14.35	97,259.18	14.27	10.02	100,832.06	10.23	12.98	90,914.92

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
American Century VP Ultra®	9.59	10.81	6,989.10
American Century VP VistaSM	10.71	12.76	164,003.50
American Century VP International	13.34	14.52	652,356.05
American Century VP Inflation Protection	12.21	12.67	463,138.08
Dreyfus Appreciation	10.99	12.30	93,436.52
Dreyfus Opportunistic Small Cap	8.00	10.09	30,651.89
Dreyfus Quality Bond	11.86	12.65	110,255.68
Franklin Templeton Mutual Shares Securities	11.12	12.04	103,906.51
Franklin Templeton Small Cap Value Securities	12.31	15.21	51,192.43
Franklin Templeton Small-Mid Cap Growth Securities	10.86	13.45	41,519.93
Franklin Templeton Foreign Securities	13.85	14.52	254,859.44
Franklin Templeton Global Real Estate	9.37	11.22	103,318.95
Fidelity Mid Cap	15.25	19.01	440,731.77
Neuberger Berman Mid Cap Growth	13.00	16.29	47,158.34
Neuberger Berman Small Cap Growth	8.46	9.74	116,015.32
Neuberger Berman Short Duration Bond	10.11	10.49	1,157,937.19
Dreman Strategic Value	8.94	9.69	28,728.32
Dreman Small Mid Cap Value	13.65	16.20	307,510.77
T. Rowe Price Equity Income Portfolio II	10.75	11.97	1,029,119.99
T. Rowe Price Blue Chip Growth Portfolio II	10.77	12.16	297,989.29
T. Rowe Price Health Sciences Portfolio II	13.18	14.76	87,932.93

The following information is for Subaccounts which began operations on December 1, 2008.

Subaccount	Accumulation Unit Value at 12/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
AllianceBernstein International Growth Portfolio - Class A Shares	10.00	10.68	145,937.90	10.94	14.70	110,778.55
AllianceBernstein International Value Portfolio - Class A Shares	10.00	10.49	415,283.19	10.76	13.93	368,991.87
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	10.00	10.79	66,769.66	11.06	15.20	64,932.21
AllianceBernstein Value Portfolio - Class A Shares	10.00	10.39	N/A	10.59	12.31	1,145.93
DWS Small Cap Index VIP - Class A Shares	10.00	10.58	227.12	10.71	13.20	1,508.37
Fidelity Value Strategies Portfolio - Initial Class	10.00	10.60	N/A	10.99	16.47	18,880.08
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	10.00	10.06	N/A	10.19	12.26	5,683.54
Franklin Templeton U.S. Government - Class 1 Shares	10.00	10.20	768,297.54	10.17	10.40	840,502.27
Neuberger Berman AMT Socially Responsive Portfolio - I Class	10.00	9.96	342.53	10.32	12.90	996.06
Oppenheimer Balanced Fund/VA - Service Shares	10.00	10.06	N/A	10.30	12.06	N/A
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	10.00	10.71	N/A	11.00	14.46	853.52
Oppenheimer Global Strategic Income Fund/VA - Service Shares	10.00	10.52	N/A	10.49	12.28	5,196.48
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	10.00	10.31	N/A	10.51	13.43	1,536.61

Subaccount	Accumulation Unit Value at 12/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
Van Eck VIP Trust Global Bond - Initial Class	10.00	10.63	68.66	10.61	11.11	8,127.71
Van Eck VIP Trust Emerging Markets — Initial Class	10.00	10.51	286,226.29	10.86	22.09	171,390.89
Van Eck VIP Trust Global Hard Assets - Initial Class	10.00	9.93	N/A	10.37	15.43	9,617.74

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
AllianceBernstein International Growth Portfolio - Class A Shares	15.13	16.37	104,030.48
AllianceBernstein International Value Portfolio - Class A Shares	14.31	14.37	369,431.22
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	15.54	19.03	60,894.65
AllianceBernstein Value Portfolio - Class A Shares	12.59	13.58	2,561.47
DWS Small Cap Index VIP - Class A Shares	13.51	16.45	2,192.27
Fidelity Value Strategies Portfolio - Initial Class	16.86	20.57	21,293.36
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	12.40	13.57	40,480.65
Franklin Templeton U.S. Government - Class 1 Shares	10.42	10.83	843,947.67
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.09	15.63	996.06
Oppenheimer Balanced Fund/VA - Service Shares	12.22	13.40	2,848.23
Oppenheimer Main Street Small- & Mid Cap Fund/VA® - Service Shares	14.74	17.54	4,300.72
Oppenheimer Global Strategic Income Fund/VA - Service Shares	12.35	13.90	29,984.65
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	13.60	15.06	9,013.88
Van Eck VIP Trust Global Bond - Initial Class	11.17	11.64	17,030.42
Van Eck VIP Trust Emerging Markets — Initial Class	22.56	27.63	153,592.44
Van Eck VIP Trust Global Hard Assets - Initial Class	16.04	19.67	24,510.49

NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company.  National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act.  Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct.  National Life does not guarantee the investment performance of the Variable Account.  Obligations under the Contracts are obligations of National Life.  Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner.  A separate Subaccount is established within the Variable Account for each of the Fund options.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager.  The investment results of the Funds, however, may be higher or lower than the results of such other funds.  There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value.  The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution.  In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives.  We do not guarantee any minimum value for the amounts allocated to the Variable Account.  You bear the investment risk of investing in the Funds.  There is no assurance that the Fidelity Variable Insurance Products Fund V Money Market Fund (the “Fidelity Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the Fidelity Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

The following table provides certain information on each Fund, including its fund type, and its investment adviser (and subadviser, if applicable).  There is no assurance that any of the Funds will achieve their investment objective(s).  You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds that accompany this prospectus.  You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
Invesco Variable Insurance Funds:

Fund	Type of Fund	Investment Adviser	Subadviser
Invesco V.I. Capital Development Fund - Series I Shares	Mid Cap Growth Equity	Invesco Advisers Inc.	N/A
Invesco V.I. Global Health Care Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	N/A
Invesco V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	N/A
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AllianceBernstein Variable Products Series Fund, Inc.:
International Growth	International Equity	AllianceBernstein L.P.	None
International Value	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value	Small Mid Value Equity	AllianceBernstein L.P.	None
Value	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio	International Equity	American Century Global Investment Management, Inc.	None
VP Ultra® Portfolio	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio	Mid Cap Value Equity	American Century Investment Management, Inc.	None
VP VistaSM Portfolio	Mid Cap Growth Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc.	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Large Cap Value VIP	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Dreman Small Mid Cap Value VIP	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
DWS Investments VIT Funds:
Small Cap Index VIP	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products Initial Class:

Fund	Type of Fund	Investment Adviser	Subadviser
Contrafund® Portfolio	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Equity-Income Portfolio	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Growth Portfolio	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
High Income Portfolio	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Index 500 Portfolio	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
Investment Grade Bond Portfolio	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Mid Cap Portfolio	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Money Market Portfolio	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
Overseas Portfolio	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Value Strategies Portfolio	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	Foreign	Templeton Investment Counsel, LLC	None
Global Real Estate Fund	Sector Equity	Franklin Advisors, Inc.	None
Mutual Shares Securities Fund	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Small Cap Value Securities Fund	Small Cap Value	Franklin Advisory Services, LLC	None

Fund	Type of Fund	Investment Adviser	Subadviser
Small-Mid Cap Growth Securities Fund	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Fund	Government Bond	Franklin Advisors, Inc.	None
Mutual Global Discovery Securities Fund	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
JPMorgan Insurance Trust:
International Equity Portfolio	International Equity	J.P. Morgan Investment Management Inc.	None
Small Cap Core Portfolio	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio	Short-Term	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Mid Cap Growth Portfolio	Mid-Cap Growth Equity	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Partners Portfolio	Large Value	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Small Cap Growth Portfolio	Small Cap Blend	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Socially Responsive Portfolio	Mid Large Value Equity Socially Responsible	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Oppenheimer Variable Account Funds
Balanced Fund/VA	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Global Bond Fund	Global Bond	Van Eck Associates Corporation	None
Emerging Markets Fund	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

Other Information

Contractual Arrangements.  National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds, which may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their Boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals.  The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues.  These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others.  The amount of this compensation with respect to the Contracts during 2010 ranged from $395.02 to $61,435.00 per adviser or an affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.35% (this includes payments received in 2010 for services rendered in 2009).  The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services.  The payments we receive as compensation for providing these services may be used by us for any corporate purpose.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each Fund’s prospectus.  Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.”  We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information).  As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest.  The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life.  Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below.  There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract.  Please consult your Contract for its specific terms.

Issuance of a Contract

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue.  If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis.  If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners.  At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme.  Your Contract may not be traded on any  stock exchange or secondary market.  By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

Tax Free “Section 1035” Exchanges.  You can generally exchange one variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code.  Before making the exchange, you should compare both contracts carefully.  Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract.  There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different.  If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange.  You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests.  You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

Premium Payments

The Initial Premium Payment.  The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts.  We may at our discretion permit initial Premium Payments lower than these minimums.  For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3,000.

Subsequent Premium Payments.  Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment.  For Contracts purchased in the State of Oregon prior to March 2, 2005, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.  We may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon.  For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63.  For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.  Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments.  In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts.  These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below).  However, if your Contract is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, making a change to your premium allocations on your own will be treated as a termination of your Contract’s participation in the Illuminations program.  If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.  To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%.  We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our home office from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application.  If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete.  Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect.  Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm.  At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares.  The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest.  We pay this credit after the free look right with respect to the Contract has expired.

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request.  If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below.  Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office.  Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.  Transfers to or from the Subaccounts may be postponed under certain circumstances.  See “Payments,” below.  A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty.  We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year.  For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate.  In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each calendar year (including within 45 days after the end of the calendar year), transfer a portion of the unloaned value in the Fixed Account to the Variable Account.  We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York).  After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or the Guaranteed Account for at least one year before it may be transferred back to the Fixed Account.  We will allow Owners electing Illuminations for the first time to transfer value from the Fixed Account outside of the normally permitted transfer window of 45 days after the end of the calendar year.  Unless otherwise restricted, all or a portion of value in the Fixed Account may be transferred upon the initial election of Illuminations.  Once this one-time initial transfer is effected, no other transfer from the Fixed Account will be permitted outside of the normal 45-day transfer window.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge.  However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  See “Transfer Charge,” below.

If your Contract is in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, you will be allowed to implement fund transfers.  Please note, however, if you implement fund transfers, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

Disruptive Trading

Policy.  The Contracts are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or the Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds).  These risks include:

•                  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

•                  an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

•                  increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.  We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies.  The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures.  The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a  purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants.  The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds.  In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity.  To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager  might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations.  We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period.  The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.  No minimum value of an Accumulation Unit is guaranteed.  The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor.  Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Fidelity Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus

2) amounts allocated and credited to the Fixed Account, plus

3) amounts allocated and credited to a Guaranteed Account, minus

4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value.  We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account.  If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first.  Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin.  You may indicate the Maturity Date on the application.  The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts).  If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue.  You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments.  You may also settle the contract under a Payment Option prior to the scheduled maturity date.  You may contact either your Registered Representative or the Home Office for requirements to settle the Contract.  Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred.  However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract.  If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account.  A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts.  See “The Guaranteed Accounts,” below.

Election of Payment Options.  You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment.  We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice.  The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments.  The amount of your annuity payment depends in part on the frequency and duration of annuity payments.  If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration.  On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be.  We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments.  If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected.  In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100.  In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account.  The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

•                  The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

•                  The number of Annuity Units remains fixed during the annuity payment period;

•                  The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

•                  The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit.  The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased.  The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate.  A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts.  We may make assumed investment rates available at rates other than 3.5%.  A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments.  A lower assumption would have the opposite effect.  If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period.  We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected.  This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable.  The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date.  The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies.  The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time.  We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life.  An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being.  It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed.  For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states.  You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization.  If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code.  Payment Option 1 may not satisfy these requirements.  Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time.  At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments.  Under Payment Option 1, you may also fully surrender the Contract at any time.  Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender.  Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code).  The beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a) the Contract Value, or

(b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c) in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made.  In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.

Unless the Beneficiary is the deceased Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death.  The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy.  Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity.  If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution.  If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law.  The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses.  Consult a tax advisor for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary.  If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution.  If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner.  If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive at our home office in writing:

•                  due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

•                  an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

•                  any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits.  If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law.  If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account.  We fund the check writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the checkbook within seven days of when we placed the proceeds into that account, and the payee will receive any interest on the proceeds placed in that account.  There is no guaranteed rate of interest credited to the proceeds placed in that account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip.  If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract.  If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract.  If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract.  The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner.  Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner.  Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below).  Any change of Owner will automatically revoke any prior Owner designation.  Any request for change of Owner must be (1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below.  The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date.  Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant.  Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations.  Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable.  The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts.  We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder.  More particularly, the administrative services include:

•                  processing applications for and issuing the Contracts;

•                  processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

•                  maintaining records;

•                  administering annuity payouts;

•                  furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•                  reconciling and depositing cash receipts;

•                  providing Contract confirmations;

•                  providing toll-free inquiry services; and

•                  furnishing telephone transaction privileges.

The risks we assume include:

•                  the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

•                  the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

•                  the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and

•                  the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge.  For example, the CDSC collected may not fully cover all of the distribution expenses we incur.  We may also realize a profit on one or more of these charges.  We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value.  The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts.  However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered.  For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments.  No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments.   For tax purposes, a surrender is usually treated as a withdrawal of earnings first.  This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage

0	7%	4	3%
1	6%	5	2%
2	5%	6	1%
3	4%	7	0%

In any Contract Year after the first Contract Year you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value (except for in NJ and WA where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender.  The CDSC-free feature is also non-cumulative.  This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each Premium Payment for each completed month since each Premium Payment.  Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below).  In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

•                  upon the Annuitization of Contracts,

•                  upon payment of a death benefit pursuant to the death of the Owner, or

•                  from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request.  This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.  This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000.  No Annual Contract Fee will be assessed after the Annuitization Date.  This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount being transferred.  All transfers requested on the same Valuation Day are treated as one transfer transaction.  Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made.  These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax, currently ranging up to 3.5%.  We will pay premium taxes at the time imposed under applicable law.  Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment.  We currently intend to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes  at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Charge for Optional Enhanced Death Benefit Rider

Annual charges are made if you elect the optional Enhanced Death Benefit Rider.  See “Optional Enhanced Death Benefit Rider,” below.  The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted.  The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis.  After such Contract Anniversary, we will discontinue the charge.  We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Other Charges

The Variable Account purchases shares of the Funds at net asset value.  The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds.  Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses which accompany this prospectus.

We sell the Contracts through registered representatives of broker-dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Contracts.  You do not pay directly these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts.  (See “Distribution of Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account.  See “The Guaranteed Accounts — Market Value Adjustment.”

CONTRACT RIGHTS AND PRIVILEGES

Free Look

You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law.  Some states may require a longer free look period.  Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

In order to revoke the Contract, it must be mailed or delivered to our Home Office.  Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective.  In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation.  Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract.  Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date.  We may limit the number of loans available on a single contract.  You will be able to borrow a minimum of $1,500 (we may permit lower amounts).  The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below).  In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)                                  50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

(b)                                 $50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made.  The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

If you take a loan from your Contract, it will not be eligible for the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service,” below, while the loan is outstanding.  If your Contract is participating in the Illuminations program, then you would first have to terminate the Contract’s participation in Illuminations before being able to take a loan.  Loans may also not be taken if you have elected systematic withdrawals.

All loans will be made from the Collateral Fixed Account.  When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account.  We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value.  No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account.  On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years.  Loans used to purchase your principal residence must be repaid within 20 years.  During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement.  The maximum interest rate will be the greater of:

•                  the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

•                  4%.

The loan interest rate is subject to change on each Contract Anniversary.  If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount.  We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more.  We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year.   The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due.  Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal.  The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date.  The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date.  The amount of principal will be the repayment amount minus the interest.  The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only.  Only repayments received within the billing window may satisfy the amount due.  If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default.  This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty.  If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made.  On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest.  If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest.  If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest.  Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan.  Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts.  We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of  1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied.  You should seek competent legal advice before requesting a loan.  We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments.  Any payments received from your employer will be considered premium payments.  We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans.  We also reserve the right to assess a loan processing fee.  IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract.  “Proper written application” means that you must request the surrender in writing.  We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value.  The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above).  The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value.  The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor.  At least $3,500 in Cash Surrender Value must remain after any Withdrawal.  However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal.  Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above.  However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each premium payment for each completed month since each Premium Payment.   For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue.   One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below).  Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first.  This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal.  If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account.  The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.  If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis.  To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal.  Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

If your Contract is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service,” below, and you allocate the Withdrawal pro rata among the Subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed.   If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations.  However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Contract Value will be rebalanced back to the recommended model.

A Surrender or a Withdrawal may have tax consequences.  See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.   However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

•                  when the New York Stock Exchange (“Exchange”) is closed;

•                  when trading on the Exchange is restricted;

•                  when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

•                  during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the Fidelity Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Fidelity Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c)  For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available).  Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.  National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.  If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance.  We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received.  By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, terminate or make changes in your Illuminations investment advisory program, if your Contract is participating, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone.  You can make the election either on the application for the Contract or by providing a proper written authorization to us.  We reserve the right to suspend telephone transaction privileges at any time and for any reason.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if those reasonable procedures are not followed.  The procedures followed for telephone transfers will include one or more of the following:

•                  requiring some form of personal identification prior to acting on instructions received by telephone,

•                  providing written confirmation of the transaction, and

•                  making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available.  Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your transfer request in writing.

If, on a Contract that is participating in the Illuminations program, you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing from the Fund Rebalancing program included within Illuminations, your Contract’s participation in the Illuminations program will terminate.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Optional “Illuminations” Investment Advisory Service

National Life makes available to all Owners, with the exception for ERISA contracts described below, at no cost to the Owner, an optional investment advisory service which National Life calls “Illuminations”.  Illuminations is not available on Contracts purchased under 403(b) plans subject to ERISA or any employer-sponsored ERISA qualified plan under Code Section 401(a), except for single life 401(k) plans covering only Highly Compensated Employees and employer-sponsored plans where the Contract is used as a “trust owned annuity” issued on a single life but for the benefit of all plan participants.  Illuminations is available on non-ERISA Qualified Contracts, including IRAs and non-ERISA 403(b) plans.  Under this program, National Life has arranged for FundQuest, Inc., a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which it determines and maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance.  Section 403(b) Tax-Sheltered Annuity Contracts will not be eligible to add Illuminations to the Contract if a loan is outstanding on the Contract, and once in the Illuminations program, will not be able to take a loan on the Contract unless they first terminate participation in Illuminations.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance.  FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you.  FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models.  However, you will have the ability to impose reasonable restrictions on the management of your Contract, including the ability to designate particular funds or types of funds that should not receive allocations of Contract Value from your Contract.  Please contact National Life’s Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Contract which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated pro rata among the other funds in your model.  At the implementation of your Illuminations program, you will receive a

Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Contract Value among the Funds.

FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors.  FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Contract, pursuant to a Limited Power of Attorney executed by Illuminations participants.  This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model determined by FundQuest, without obtaining your specific prior approval of the changes.  In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually.  This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part 2A of FundQuest’s Form ADV, which will be provided to Owners when they elect to participate in Illuminations.

Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Contract’s Subaccount allocation, all the transactions made within your Contract, and its value at the beginning and end of the period.  In this report, you will be reminded that  you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life.  If you terminate the Illuminations program, we will no longer automatically apply any Fund rebalancing to your Contract, unless you specifically elect to begin a Fund Rebalancing feature described under section below entitled “Available Automated Fund Management Features”.

If, while your Contract is participating in the Illuminations program, you should need or want to make a Withdrawal from your Contract, and you allocate the Withdrawal pro rata among the Subaccounts in the Contract, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed.   If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations.  However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Contract is in the Illuminations program, you will be allowed to implement fund transfers, but if you do so, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

While your Contract is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Fund Rebalancing will only be available as part of the Illuminations program.   If you do elect to begin Dollar Cost Averaging, or change your Fund Rebalancing from the Illuminations program, such election will automatically terminate your Contract’s participation in the Illuminations program.   Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Contract’s participation in the Illuminations program.

Available Automated Fund Management Features

We currently offer the following free automated fund management features.  However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.  Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis.  You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to

us.

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds.  This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high.  The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets.  For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

While your Contract is in the Illuminations program described in the section immediately above, Dollar Cost Averaging will not be available.   If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Contract’s participation in the Illuminations program.

Fund Rebalancing.  This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.  You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages.  This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter.  Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter.  You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance.  Fund Rebalancing does not guarantee a profit or protect against a loss.

While your Contract is in the Illuminations program described in the section immediately above, Fund Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest.   If you do elect to change Fund Rebalancing from this Illuminations program, such election will automatically terminate your Contract’s participation in the Illuminations program.

Systematic Withdrawals.  At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis.  You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal.  Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal.  If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal.  Each systematic Withdrawal is subject to federal income taxes.  In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½.  If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order.  A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3,500 or less).  If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed.  You may discontinue systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge”, above.  If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above).  Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue).  These systematic Withdrawals are limited to monthly systematic Withdrawal programs only.  The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state).  These systematic Withdrawals will not be subject to a CDSC.  The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer.  In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations.  Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act.  Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion.  Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account.  Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments.  We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law.  For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%.  We may credit the

Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so.  We have no specific formula for determining current interest rates.  Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates.  We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month.  The rate declared on such amounts remains in effect for 12 months.  In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds.  At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date).  We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis.  Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.”  The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account.  You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time.  Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account.  We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period.  When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallife.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time.  In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers.  Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer.  Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts.  The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account.   We will declare this percentage at the time of the offer, in our discretion.  Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed.  The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request.  If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends.  If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office.  This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with Systematic Withdrawals.  Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account.  If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out.  We may hold these Premium Payments for up to 20 days before refunding them.  Any amounts refunded will be credited with interest at 5%. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time.  Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to the Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation.  You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies.  Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum.  If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period.  We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds.  If you surrender your Contract or withdraw or transfer Contract Value out of the Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer.  This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account.  However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer.  Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to the Guaranteed Account.  For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2011, the termination date for this Guaranteed Account is May 2, 2018, or the next following Valuation Day if May 2, 2018 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account.  Such notification will normally be mailed approximately 45 days prior to the termination date for the Guaranteed Account.  During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in the Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time.  No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window.  In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in the Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer.  You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account.  However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes.  A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account.  The market value adjustment may be positive or negative.  Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value.  If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value.  However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate.  For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract.  For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below.  The market value adjustment will be positive if (1) below is positive.  It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account

j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year.  If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate.  If the maturity is less than one year, we will use the index rate for a one-year maturity.

c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.

d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.

TransferT = a transfer from the Guaranteed Account on day T.

e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

• any MVA Withdrawal during the 30-day window;

• Death Benefit proceeds;

• your Contract on its Maturity Date; or

• any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1

Original Deposit:  $10,000

Original Deposit Date:  May 1, 2007

The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 4.50%.

On May 1, 2009, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account.    The i rate as of May 1, 2007 for seven year periods was 4.00%.  The j rate available for five year periods on May 1, 2009 is 3.00%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2009 is $10,920.25.  (10,000 × 1.04502).

The first part of the market value adjustment formula gives:

$10,920.25 ×(((1+0.0400)/ (1+0.0300+0.0025))60/12 – 1) = $402.42

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0450)730/365 – (1 + 0.0150)730/365) = $618.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $402.42, and of the second part, $618.00.  Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,920.25 + $402.42 = $11,322.67.

Example #2

Original Deposit:  $10,000

Original Deposit Date:  May 1, 2007

The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 4.50%.

On May 1, 2009, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of May 1, 2007 for seven-year periods was 4.00%.  The j rate available for five year periods on May 1, 2009 is 5.00%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2009 is $10,920.25.  (10,000 × 1.04502).

The first part of the market value adjustment formula gives:

$10,920.25 × (((1+0.0400)/ (1+0.0500+0.0025))60/12 – 1) = -$633.25

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0450)730/365 – (1 + 0.0150)730/365) = $618.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $633.25, and of the second part, $618.00.  Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,920.25 - $618.00 = $10,302.25.

Note that the amount $10,302.25 is $10,000 accumulated for two years at 1.50%.  In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%.  Had the market value adjustment been positive in this example, it still would have been restricted to $618.00.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan.  A market value adjustment will apply to such transfer.  We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment.  While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.  In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven year or ten year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment.  We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment.  The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from the Guaranteed Account prior to the end of the guarantee period.  Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

You may choose to include the Enhanced Death Benefit Rider in your Contract.  The Rider is subject to the restrictions and limitations set forth in it.  Election of this optional benefit involves an additional cost.  This Rider is not available in Texas.  If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization.  The Enhanced Death Benefit will equal the highest of:

(a)                                               the basic Death Benefit as described above; and

(b)                                              the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

We calculate this as of the date we receive due proof of death.  Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see “Premium Taxes, above).

If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract.  It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added,  and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

The annual charge for this Rider is 0.20% of Contract Value.  After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract

Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See “Charge for Optional Enhanced Death Benefit Rider”, above.

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you.  Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit.  See “Death of Owner,” above.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  The terminal illness or chronic illness must have begun while the Contract was in force.  Benefits accelerated under these Riders are discounted for interest and mortality.  Once benefits have been accelerated, the Contract terminates.  There is no cost for these Riders.  They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a person, in which case the covered person is the Annuitant.  If there are Joint Owners, then each are considered covered persons.  If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state.  These Riders will not be available in New York, Oregon, Texas, Virginia or Washington.  Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract.  See “Federal Income Tax Considerations”, below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax advisor.  No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year.  There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a

Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution.  A tax advisor should be consulted on this issue.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income.  In general, however, there is no penalty on distributions:

•                  made on or after the taxpayer reaches age 59½;

•                  made on or after the death of an Owner;

•                  attributable to the taxpayer’s becoming disabled; or

•                  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  Additional exceptions apply to distributions from a Qualified Contract.  You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments.  Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a new tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Policy does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding.  Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code.  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.  The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations.  The Contract can be used with such plans.  Under such plans a participant may specify the form of investment for his or her deferred compensation account.  For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer.   In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.  The value of the Enhanced Death Benefit may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary.  Consult an estate planning advisor for more information.

Generation-skipping transfer tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%.  Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax.  Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income.  The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.  We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex.  The Court applied its decision to benefits derived from contributions made on or after August 1, 1983.  Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables.  As a result, the Contract generally provides different benefits to men and women of the same age.  Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds.  These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account.  If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner.  The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time.  In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract.  The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts.  No substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts.  ESI is a wholly owned indirect subsidiary of National Life Holding Company.  Pursuant to this agreement, ESI serves as principal underwriter for the Contracts.  ESI sells the Contracts through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives.  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with the FINRA and with the states in which they do business.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts.   You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer that has a selling agreement with ESI.  The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may be higher.  These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%.  We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both.  A portion of the payments made to selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered  representative for further information about what your registered representative and the selling dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the

Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time we may offer specific sales incentives to selling broker-dealers.  The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives.  These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The DWS (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Contracts, and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to 0.25% of Variable Account assets invested in the particular fund.  Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Portfolio of up to 0.10% of Variable Account assets invested in the Portfolios.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

FINANCIAL STATEMENTS

The financial statements of National Life, the Variable Account, and of NLV Financial Corporation (“NLV Financial”), the parent company of National Life, are included in the Statement of Additional Information.   The financial statements of National Life should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts.  In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products.  All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.  They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations.  Owners should therefore give National Life prompt notice of any address change.  National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals.  Quarterly statements are also mailed detailing the Contract activity during the calendar quarter.  Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements.  The Owner should review the information in these statements carefully.  All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract.  National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses for the Funds, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits from time to time.  Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Separate Account.

GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends.  Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age.  The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments.  Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date.  The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts  made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account.  We guarantee a specified interest rate for the entire time an investment remains in the Guaranteed Account.

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants.  If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence.  The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract.  The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds.  Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted.  Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day.  A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time..

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated.  The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus.  The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE ANNUITY ACCOUNT II

SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont  05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Sentinel Advantage Variable Annuity Contract (“Contract”) offered by National Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 2011 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC’s website at http://www.sec.gov.  Definitions of terms used in the current prospectus for the Contract are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract.

Dated May 1, 2011

i

ADDITIONAL CONTRACT PROVISIONS

The Contract

The entire contract is made up of the Contract and the application.  The statements made in the application are deemed representations and not warranties.  National Life Insurance Company (“National Life” “we” “our” or “us”) cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex

If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

Dividends

The Contract is participating; however, no dividends are expected to be paid on the Contract.  If dividends are ever declared, they will be paid in cash.

Assignment

Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date.  Such assignment will take effect upon receipt and recording by National Life at its Home Office of a written notice executed by the Owner.  National Life assumes no responsibility for the validity or tax consequences of any assignment.  National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment.  Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged.  In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.  Qualified Contracts are not eligible for assignment.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services.  Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services.  The amount of this compensation with respect to the Contract during 2010, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2010*
AIM Variable Insurance Funds Series (Invesco Variable Insurance Funds)	0.25%		$11,398.29
The Alger Portfolios	0.10%		$17,877.61
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	.00
American Century Variable Portfolios, Inc.	0.25	%(2)	$49,108.27

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Portfolios of the	% of Assets		Revenues Received By National Life During 2010*
Dreyfus Variable Investment Fund and Dreyfus Socially Responsible Growth Fund, Inc.	0.20%		$6,068.93
DWS Investments VIT Funds	0.10	%(3)	$28,507.38
Fidelity® Variable Insurance Products	0.15	%(4)	$61,435.00
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	$33,815.89
JPMorgan Insurance Trust	0.20%		$7,921.13
Neuberger Berman Advisers Management Trust	0.15	%(6)	$23,774.12
Oppenheimer Variable Account Funds	0.25%		$395.02
T. Rowe Price Equity Series, Inc.	0.25	%(7)	$39,143.43
Van Eck VIP Trust	0.20%		$8,302.34
Wells Fargo Variable Trust	0.25%		$16,354.70

*Note: Revenues received by National Life during 2010 includes revenues received in 2010 for services rendered in 2009.

(1) 0.05% with respect to the Small Mid Cap Value Portfolio.

(2) 0.10% with respect to the VP Inflation Protection Fund.

(3) 0.10% with respect to the DWS Variable Series II funds.

(4) 0.05% with respect to the Index 500 Portfolio.

(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan.  In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements.  The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes.  It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control.  In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account.   We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

Required Distributions.  In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract.  Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death.  These requirements will be considered satisfied as to any portion of a owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death.  The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death.  However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

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The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACTS

Equity Services, Inc. (“ESI”) is responsible for distributing the Contracts pursuant to a distribution agreement with us.  ESI serves as principal underwriter for the Contracts.  ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Contracts to the public on a continuous basis through ESI.  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ESI offers the Contracts through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts.  In addition, to promote sales of the Contracts and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Contracts, including (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account.  However, commissions and other sales expenses are reflected in the fees and charges a contract owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2008	$2,200,866	$148,873
2009	$1,194,773	$89,357
2010	$1,048,262	$97,013

* Includes sales compensation paid to registered persons of ESI.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

SAFEKEEPING OF ACCOUNT ASSETS

National Life holds the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from the Company’s General Account assets and from the assets in any other separate account.

All of National Life’s outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial.  Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets. As of September 30, 2010, National Life’s total adjusted

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capital of $1,317.9 million exceeded the authorized control level set forth in the keep well agreement.  The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law.  In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement.  If National Life receives a “Perfection Notice” from the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

STATE REGULATION

National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs.  It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

National Life will maintain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

LEGAL MATTERS

All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life’s authority to issue the Contracts, have been passed upon by Lisa F. Muller, Counsel of National Life.  Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

EXPERTS

The financial statements of National Life as of and for the years ended December 31, 2010 and 2009, and the financial statements of the Variable Account as of and for the years ended December 31, 2010 and 2009, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, of 185 Asylum Street, Hartford, CT 06103-3404, as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

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FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account appear on the following pages.  The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Contracts.  In addition to Fixed Account and General Account allocations, general account assets are used to guarantee the payment of certain benefits under the Contract.  To the extent that National Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products.  All of National Life’s General Account investments are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statement as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreements.

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National Life Insurance

Company

Financial Statements - Statutory-Basis

December 31, 2010 and 2009

National Life Insurance Company

Financial Statements

Statutory-Basis

Years ended December 31, 2010 and 2009

Contents

Report of Independent Auditors

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis
Statements of Operations — Statutory-Basis
Statements of Changes in Capital and Surplus — Statutory-Basis
Statements of Cash Flow — Statutory-Basis
Notes to Statutory-Basis Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the “Company”) as of December 31, 2010 and 2009, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2010.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America.  The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note A.

April 29, 2011

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2010	2009
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$5,198,213	$5,121,985
Preferred stocks	—	30,873
Common stocks	548,896	487,594
Mortgage loans	683,671	748,165
Real estate	45,752	45,186
Contract loans	563,530	558,731
Cash and short-term investments	64,436	15,352
Derivatives	14,756	17,603
Other invested assets	286,009	254,347
Total cash and invested assets	7,405,263	7,279,836

Deferred and uncollected premiums	60,812	67,409
Accrued investment income	80,825	82,430
Federal income taxes recoverable	7,922	20,833
Net deferred tax asset	133,025	134,424
Receivables from affiliates	4,530	8,293
Notes Receivable	33,623	33,623
Other admitted assets	182,650	179,868
Separate account assets	749,233	701,025

Total admitted assets	$8,657,883	$8,507,741

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2010	2009
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,489,066	$5,445,680
Accident and health reserves, net of reinsurance	524,136	537,854
Liability for deposit-type contracts	207,507	197,298
Unpaid policy and contract claims	35,677	31,603
Policyholders’ dividends	131,938	133,178
Other policy and contract liabilities	4,022	4,524
Total policy and contract liabilities	6,392,346	6,350,137

Employee and agent benefits	100,225	99,898
Minimum pension benefit obligation	60,867	44,199
Interest maintenance reserve	66,514	59,392
Asset valuation reserve	48,828	22,916
Payable to subsidiary	1,359	6,544
Derivatives	5,422	8,984
Other liabilities	100,550	83,659
Separate account liabilities	745,595	697,809
Total liabilities	7,521,706	7,373,538

Commitments and contingencies

Capital and surplus:
Surplus Notes	200,000	200,000
Common stock, $1 par value:
Authorized — 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Special surplus funds	50,817	48,681
Special surplus funds - SSAP 10R only	4,272	3,840
Unassigned surplus	771,465	772,059
Total capital and surplus	1,136,177	1,134,203
Total liabilities and capital and surplus	$8,657,883	$8,507,741

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2010	2009	2008
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$465,437	$540,054	$539,157
Considerations for supplementary contracts with life contingencies	1,229	2,218	1,204
Net investment income	396,110	400,615	402,144
Amortization of interest maintenance reserve	4,183	2,997	1,401
Other income	7,168	4,415	14,904
Total premiums and other revenue	874,127	950,299	958,810
Benefits paid or provided:
Death benefits	172,078	146,960	159,629
Annuity benefits	29,912	31,356	33,452
Surrender benefits and other fund withdrawals	294,996	331,846	331,027
Other benefits	45,840	52,291	57,868
Increase in policy reserves	24,120	65,067	89,717
Total benefits paid or provided	566,946	627,520	671,693
Insurance expenses:
Commissions	33,921	38,987	44,603
General and administrative expenses	144,428	141,163	113,295
Insurance taxes, licenses, and fees	11,293	9,902	14,039
Net transfers from separate accounts	(15,093)	(29,487)	(31,247)
Total insurance expenses	174,549	160,565	140,690
Gain from operations before dividends to policyholders, income taxes, and net realized capital gains	132,632	162,214	146,427
Dividends to policyholders	127,318	129,801	128,399
Gain from operations before income taxes and net realized capital gains	5,314	32,413	18,028
Federal income tax (benefit) expense	(21,770)	2,018	(10,409)
Gain from operations before net realized capital gains	27,084	30,395	28,437
Net realized capital losses	(6,198)	(41,792)	(33,348)
Net income (loss)	$20,886	$(11,397)	$(4,911)

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

	Common Stock	Paid-In Surplus	Unassigned Surplus	Surplus Notes and Special Surplus	Total Capital and Surplus
	(In Thousands)
Balances at January 1, 2008	$2,500	$107,123	$712,858	$4,302	$826,783
Net loss	—	—	(4,911)	—	(4,911)
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	(33,289)	—	(33,289)
Change in asset valuation reserve	—	—	42,769	—	42,769
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(11,642)	—	(11,642)
Change in non-admitted assets	—	—	(24,445)	—	(24,445)
Change in deferred tax asset	—	—	1,495	—	1,495
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(3,432)	—	(3,432)
Other adjustments to surplus, net	—	—	48	(1,181)	(1,133)
Balances at December 31, 2008	2,500	107,123	679,451	3,121	792,195
Net loss	—	—	(11,397)	—	(11,397)
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	73,881	—	73,881
Change in asset valuation reserve	—	—	11,662	—	11,662
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	3,992	—	3,992
Change in non-admitted assets	—	—	18,369	—	18,369
Change in deferred tax asset	—	—	(658)	48,681	48,023
Surplus notes	—	—	—	200,000	200,000
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(2,411)	—	(2,411)
Other adjustments to surplus, net	—	—	(830)	719	(111)
Balances at December 31, 2009	2,500	107,123	772,059	252,521	1,134,203
Net Income	—	—	20,886	—	20,886
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	44,904	—	44,904
Change in asset valuation reserve	—	—	(25,912)	—	(25,912)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(10,834)	—	(10,834)
Change in non-admitted assets	—	—	(9,571)	—	(9,571)
Change in deferred tax asset	—	—	12,558	2,136	14,694
Dividends to stockholders	—	—	(25,000)	—	(25,000)
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(7,604)	—	(7,604)
Other adjustments to surplus, net	—	—	(21)	432	411
Balances at December 31, 2010	$2,500	$107,123	$771,465	$255,089	$1,136,177

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Cash Flow — Statutory Basis

	Year ended December 31
	2010	2009	2008
	(In Thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$474,435	$545,836	$540,777
Net investment income received	396,667	404,523	395,312
Benefits paid	(537,838)	(567,120)	(584,553)
Net transfers to Separate Accounts	25,902	30,628	46,563
Insurance expenses paid	(172,663)	(176,030)	(166,998)
Dividends paid to policyholders	(128,558)	(127,817)	(125,615)
Federal income taxes recovered (paid)	30,842	6,412	(7,495)
Other income received, net of other expenses paid	6,541	11,729	21,584
Net cash provided by operations	95,328	128,161	119,575

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,274,476	2,500,378	783,866
Stocks	37,232	7,652	7,318
Mortgage loans	119,684	57,449	69,205
Real estate	—	—	69
Other invested assets	46,326	18,805	24,689
Miscellaneous proceeds	17,597	13,438	—
Total proceeds from sales, maturities, or repayments of investments	1,495,315	2,597,722	885,147
Cost of investments acquired:
Bonds	(1,350,660)	(2,821,482)	(754,165)
Stocks	(6,036)	(6,515)	(90,177)
Mortgage loans	(52,175)	—	(26,859)
Real estate	(2,526)	(2,338)	(2,560)
Other invested assets	(73,644)	(59,485)	(77,567)
Miscellaneous applications	(14,942)	(14,339)	(14,183)
Total cost of investments acquired	(1,499,983)	(2,904,159)	(965,511)
Net change in contract loans	(4,799)	6,247	(1,070)
Net cash used in investing activities	(9,467)	(300,190)	(81,434)

Financing and miscellaneous activities:
Other cash (applied) provided:
Surplus notes/borrowings	—	200,000	—
Deposits on deposit-type contract funds and other liabilities without life contingencies	2,920	(3,310)	(4,393)
Dividends to shareholder	(25,000)	—	—
Other cash applied	(14,697)	(11,643)	(38,034)
Net cash (applied) provided in financing and miscellaneous activities	(36,777)	185,047	(42,427)

Net increase (decrease) in cash and short-term investments	49,084	13,018	(4,286)
Cash and short-term investments:
Beginning of year	15,352	2,334	6,620
End of year	$64,436	$15,352	$2,334

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2010

A.  Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products.  Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds.  The Company’s insurance and annuity products are primarily marketed through a general agency system. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly owned subsidiary, with assets and surplus of $9.2 billion and $0.6 billion, respectively, as of December 31, 2010. LSW’s principal product line is annuities, which it sells primarily through independent agents. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company.  This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block.  The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities.  The Closed Block was established to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits.  Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”).  NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group.  The Company is licensed in all 50 states and the District of Columbia.  Approximately 22% of total collected premiums and deposits are from residents of the states of New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual — version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department.  NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance.  Although the Company had no such practices in effect as of December 31, 2010, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP.  Under statutory accounting practices:

Investments:  Investments in bonds are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.  That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued, are recorded as a component of equity, whereas under GAAP, surplus notes are recorded as debt. Under NAIC SAP surplus note interest is not recorded as a liability nor an expense until approval for payment of such interest has been granted by the Commissioner, whereas under GAAP the interest is accrued immediately.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.  The concept of nonadmitted assets is not recognized under GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income.  Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities.  The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes.  Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.  Effective December 31, 2009, the Company adopted the NAIC’s temporary guidance for deferred income taxes under SSAP No. 10R.  The guidance is effective for annual periods ended December 31, 2009 and interim and annual periods ending in 2011.  Subject to meeting certain risk-based capital requirements, the guidance permits the Company to elect to expand the limits on the deferred income taxes to 1) loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years; plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under GAAP.

Statements of Cash Flow:  Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

A reconciliation of net income (loss) and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net Income (Loss)			Capital and Surplus
	Year ended December 31			December 31
	2010	2009	2008	2010	2009
	(In Thousands)

Statutory-basis	$20,886	$(11,397)	$(4,911)	$1,136,177	$1,134,203
Add (deduct) adjustments:
Investments	116,718	82,212	28,194	611,904	263,818
Policy acquisition costs	(31.556)	(15,548)	(16,356)	408,390	439,946
Nonadmitted assets	—	—	—	123,425	113,854
Policyholder reserves	15,182	105	29,924	(115,816)	(139,682)
Policyholder dividends	8,578	(1,407)	9,224	68,926	61,428
Asset valuation reserve	—	—	—	48,828	22,916
Interest maintenance reserve	7,122	24,133	5,084	66,514	59,392
Income taxes	(11,285)	11,382	(8,962)	(147,866)	(126,406)
Other comprehensive income, net	—	—	—	(252,597)	(96,912)
Other, net	1,994	(3,684)	1,837	(35,498)	(92,612)
Interest, Surplus Notes	(496)	—	—	(3,599)	—
GAAP-basis	$127,143	$85,796	$44,034	1,908,788	1,639,945

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments.  Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus.

Cash includes cash equivalents.  Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines foreclosure is probable, the impairment is considered other than temporary.  At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any.  Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures and options contracts qualify for hedge accounting and are included in other invested assets and are carried at fair value with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has ownership interests of less than 10% in several joint ventures.  The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) adopted SSAP No. 100 Fair Value Measurements effective for December 31, 2010. The guidance adopts ASC 820 with few modifications. As of January 1, 2008, The Company applied the provisions of ASC 820 prospectively to financial assets and financial liabilities that are required to be measured at fair value under NAIC SAP. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. ASC 820 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. ASC 820 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2010 balance sheet as follows:

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include common stocks listed in active markets and listed derivatives. Separate accounts classified within this level principally include mutual funds and common stocks.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy (continued)

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs represent options.  Certain separate account assets classified as Level 2 are primarily mortgage backed securities (MBS).

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.  The Company held minimal Level 3 assets as of December 31, 2010.

Valuation Techniques

Bonds-Nonrecurring — Bonds that are rated an NAIC 6 or that have been impaired are carried at lower of cost or fair value.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Short term investments — consists of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities - include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent government bonds carried at estimated fair value.

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by ASC 820.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.            Significant Accounting Policies (continued)

Valuation Techniques (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2010
Assets
Bonds	—	7,606	34	7,640
Common stock	27,420	—	—	27,420
Total debt and equity securities	27,420	7,606	34	35,060
Short term investments	24,950	—	—	24,950
Derivative assets	127	14,628	—	14,755
Total cash and investments	25,077	14,628	—	39,705
Separate account assets	686,785	62,448	—	749,233
Total assets	739,282	84,682	34	823,998

Liabilities
Derivative liabilities	—	5,422	—	5,422
Total liabilities	—	5,422	—	5,422

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2009
Assets
Bonds	—	851	613	1,464
Common stock	25,285	—	—	25,285
Total debt and equity securities	25,285	851	613	26,749
Short term investments	26,090	—	—	26,090
Derivative assets	226	17,377	—	17,603
Total cash and investments	26,316	17,377	—	43,693
Separate account assets	663,525	34,284	—	697,809
Total assets	715,126	52,512	613	768,251

Liabilities
Derivative liabilities	—	8,984	—	8,984
Total liabilities	—	8,984	—	8,984

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The Tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2010 and 2009 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2010

Assets	Beginning Balance	Net Investment Gains/Loss in earnings (Realized)	Unrealized	Activity During the period (Purchases, Issuances, Sales, Settlements)	Transfers In/Out of Level 3	Ending Balance	Assets and Liabilities still held at the reporting date
	(In Thousands)
Corporate	613	(1,342)	763	—	—	34	(1,342)
Private Placements	—	—	—	—	—	—	—
Preferred Stock	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—
Total AFS debt and equity balance	613	(1,342)	763	—	—	34	(1,342)
Other invested assets	—	—	—	—	—	—	—
Total invested assets	613	(1,342)	763	—	—	34	(1,342)

At December 31, 2009

Assets	Beginning Balance	Net Investment Gains/Loss in earnings (Realized)	Unrealized	Activity During the period (Purchases, Issuances, Sales, Settlements)	Transfers In/Out of Level 3	Ending Balance	Assets and Liabilities still held at the reporting date
	(In Thousands)
Corporate	—	—	(849)	(14)	1,476	613	—
Private Placements	778	—	—	—	(778)	—	—
Preferred Stock	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—
Total AFS debt and equity balance	778	—	(849)	(14)	698	613	—
Other invested assets	—	—	—	—	—	—	—
Total invested assets	778	—	(849)	(14)	698	613	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks.  The AVR is calculated as prescribed by the NAIC.

The Interest Maintenance Reserve (“IMR”) defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold.  IMR amortization is included in net investment income.  The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the Balance Sheets.  The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Property and Equipment

Property and equipment is reported at depreciated cost.  Real property owned by the Company is primarily depreciated over 40 years using the straight-line method with a half year convention.  Furniture and equipment is depreciated using the straight-line method over five years and three years, respectively.  EDP equipment and software is depreciated for a period not exceeding three years  (SSAP 79). Property and Equipment is included in other admitted assets.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $169.0 million and $162.4 million at December 31, 2010 and 2009, respectively, and is included in other assets.  COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $6.2 million, $7.3 million, and $3.2 million in 2010, 2009, and 2008, respectively, and is included in other income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary.  Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected.  Premiums from disability

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses (continued)

income policies are recognized as revenue over the period to which the premiums relate.  Commissions and other policy and contract costs are expensed as incurred.  First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP.  Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners’ Standard Ordinary (“CSO”) mortality tables.  Methods used to calculate life reserves consist primarily of net level premium, Commissioners’ Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death.  Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age.  Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve.  Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year.  For policies with a percentage extra rating,  the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating.  No substandard extra reserves are held after 20 years or at age 65 if later.

Reserves for individual annuities are determined principally using the Commissioners’ Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models.  Active life disability income reserves are determined primarily using the Commissioners’ Disability 1964 table with the 1958 CSO mortality table and Commissioners’ Individual Disability Table A morbidity tables with the 1980 CSO mortality tables.  Valuation interest rates for active life reserves range from 3.0% to 6.0%.  Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves.  The Company anticipates investment income as a factor in the premium deficiency calculation.  Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Benefit Reserves (continued)

As of December 31, 2010 and 2009, the Company had $2.5 billion and $2.8 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation set by the Department.  At December 31, 2010 and 2009, reserves on the above inforce insurance totaled $64.6 million and $68.0 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis.  Term life insurance, while on a participating basis, currently receives no dividend.  Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year.  The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results.  The dividend scale is approved annually by the Company’s Board of Directors.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company’s pension plans.  Separate account liabilities represent the policyholders’ share of separate account assets.  The Company also participates in certain separate accounts.  Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.  Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $0.7 million and $0.9 million of reserves for minimum death benefit guarantees on variable annuities at December 31, 2010 and 2009, respectively.  These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a “dollar for dollar” basis, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval.  Policyholder partial withdrawals to date have not been significant.  The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries.  Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return.  Intercompany tax balances are settled quarterly.

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.  Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities.  Unrealized gains and losses are presented net of related changes in deferred taxes.  The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 and through the statutory-basis financial statement issuance date of April 29, 2011.  The Company has not evaluated

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Subsequent Events (continued)

subsequent events after the issuance date for presentation in these statutory-basis financial statements.

Adoption of New Accounting Standards

SSAP No. 90 — Accounting for Impairment or Disposal of Real Estate Investments

In 2010, the NAIC clarified SSAP No. 90, Accounting for Impairment or Disposal of Real Estate Investments. The revision clarifies that properties occupied by the company are subject to additional recoverability testing. The adoption of this revised accounting standard did not have a material impact on the Company.

SSAP No. 43R - Loan-Backed and Structured Securities

In 2010, the NAIC adopted a revision to SSAP No. 43R, Loan-Backed and Structured Securities. SSAP No. 43R makes revisions to require gains and losses attributable to SSAP No.43 securities be bifurcated between AVR and IMR regardless of whether the security was being written down for an other than temporary impairment or being sold. The adoption of this revised accounting standard did not have a material impact on the Company.

SSAP No. 100 - Fair Value Measurements

In 2010, the NAIC adopted revisions to modify disclosures within SSAP No. 100, Fair Value Measurements.  The guidance adopts new and revised disclosures from ASU 2010-06, Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measures. The revision also clarifies fair value measurements which are considered recurring and nonrecurring for statutory accounting. For additional information on fair values see Note A - Significant Accounting Policies.

Future Adoption of New Accounting Standards

SSAP No. 35R — Guaranty Fund and Other Assessments

In 2010, the NAIC approved SSAP No. 35R that essentially adopts guidance found in Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments (ASC Topic 405) with certain exceptions.  Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions were met: 1) an assessment has been imposed or information available prior to the issuance of the statutory

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards (continued)

financial statements indicates that it is probable that an assessment will be imposed; 2) the event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and 3) the amount of the assessment can be reasonably estimated.  The effective date for implementation of SSAP 35R is January 1, 2011.

SSAP No. 5R - Liabilities, Contingencies and Impairments of Assets

The NAIC adopted substantive revisions to SSAP No. 5 to adopt with modification FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.  The substantive revisions to SSAP No. 5R requires the reporting entity to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee are remote.  The proposed guidance was modified from FIN 45 to also require liability recognition for intercompany or related party transactions, unless such transactions are considered an unlimited guarantee.  The effective date for this revision is December 31, 2011.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements.  Actual results could differ from those estimates.

Reclassifications

Certain 2009 amounts have been reclassified to conform to the 2010 presentation.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments

The amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2010
Bonds:
U.S. government obligations	$19,675	$2,070	$—	$21,745
Government agencies, authorities and subdivisions	20,302	565	161	20,706
Corporate:
Communications	359,543	34,147	2,508	391,182
Consumer & retail	604,535	54,575	1,711	657,399
Financial institutions	706,490	57,564	12,470	751,584
Industrial and chemicals	404,438	40,283	2,165	442,556
Other corporate	13,487	3,279	—	16,766
REITS	59,169	4,245	928	62,486
Transportation	74,227	11,831	206	85,852
Utilities	710,005	63,710	4,655	769,060
Total corporate	2,931,894	269,634	24,643	3,176,885

Private placements	411,074	29,715	373	440,416
Mortgage-backed securities	1,815,268	103,794	27,571	1,891,491
Total bonds	5,198,213	405,778	52,748	5,551,243

Preferred stocks	—	—	—	—
	$5,198,213	$405,778	$52,748	$5,551,243

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2009
Bonds:
U.S. government obligations	$336,318	$584	$17,545	$319,357
Government agencies, authorities and subdivisions	46,328	4,336	281	50,383
Corporate:
Communications	363,330	24,252	3,560	384,022
Consumer & retail	569,328	31,879	7,002	594,205
Financial institutions	590,072	30,718	31,069	589,721
Industrial and chemicals	377,517	22,827	4,172	396,172
Other corporate	9,460	1,648	—	11,108
REITS	70,161	1,376	3,929	67,608
Transportation	60,182	8,170	41	68,311
Utilities	714,015	42,907	8,073	748,849
Total corporate	2,754,065	163,777	57,846	2,859,996

Private placements	475,241	21,219	4,574	491,886
Mortgage-backed securities	1,510,033	60,942	50,738	1,520,237
Total bonds	5,121,985	250,858	130,984	5,241,859

Preferred stocks	30,873	—	3,027	27,846
	$5,152,858	$250,858	$134,011	$5,269,705

A summary of the amortized cost and fair value of investments in bonds at December 31, 2010, by contractual maturity, is as follows:

	Amortized Cost	Fair Value
	(In Thousands)
Years to maturity:
One or less	$150,037	$153,055
After one through five	871,410	934,665
After five through ten	1,400,254	1,527,394
After ten	961,244	1,044,638
Mortgage-backed securities	1,815,268	1,891,491
Total	$5,198,213	$5,551,243

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2010:
Unaffiliated common stocks	$24,781	$2,676	$38	$27,419
Affiliated common stock	317,764	203,713	—	521,477
Total common stocks	$342,545	$206,389	$38	$548,896

At December 31, 2009:
Unaffiliated common stocks	$25,621	$172	$508	$25,285
Affiliated common stock	317,764	144,545	—	462,309
Total common stocks	$343,385	$144,717	$508	$487,594

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2010 and 2009:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
At December 31, 2010
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
Government agencies, authorities and subdivisions	7,065	161	—	—	7,065	161
Corporate:
Communications	33,507	1,128	23,506	1,380	57,013	2,508
Consumer & retail	43,767	1,711	146	—	43,913	1,711
Financial institutions	90,172	2,990	99,445	9,480	189,617	12,470
Industrial and chemicals	26,959	1,193	8,018	972	34,977	2,165
Other corporate	—	—	—	—	—	—
REITS	—	—	6,049	928	6,049	928
Transportation	3,378	206	—	—	3,378	206
Utilities	47,195	803	24,957	3,852	72,152	4,655
Total corporate	244,978	8,031	162,121	16,612	407,099	24,643

Private placements	11,868	132	6,704	241	18,572	373
Mortgage-backed securities	413,498	15,290	37,636	12,281	451,134	27,571
Total bonds	677,409	23,614	206,461	29,134	883,870	52,748

Common stocks	—	—	1,960	38	1,960	38
Preferred stocks	—	—	—	—	—	—
	$677,409	$23,614	$208,421	$29,172	$885,830	$52,786

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
At December 31, 2009
Bonds:
U.S. government obligations	$311,435	$17,545	$—	$—	$311,435	$17,545
Government agencies, authorities and subdivisions	14,423	281	—	—	14,423	281
Corporate:
Communications	19,125	285	41,001	3,275	60,126	3,560
Consumer & retail	79,236	2,248	45,673	4,754	124,909	7,002
Financial institutions	48,867	2,714	179,293	28,354	228,160	31,068
Industrial and chemicals	59,321	1,022	46,284	3,150	105,605	4,172
Other corporate	—	—	—	—	—	—
REITS	8,636	163	23,183	3,766	31,819	3,929
Transportation	2,460	41	—	—	2,460	41
Utilities	65,936	1,439	79,478	6,634	145,414	8,073
Total corporate	283,581	7,912	414,912	49,933	698,493	57,845

Private placements	5,106	59	94,884	4,516	99,990	4,575
Mortgage-backed securities	333,346	14,414	40,809	36,324	374,155	50,738
Total bonds	947,891	40,211	550,605	90,773	1,498,496	130,984

Common stocks	2,191	17	11,757	491	13,948	508
Preferred stocks	—	—	27,847	3,027	27,847	3,027
	$950,082	$40,228	$590,209	$94,291	$1,540,291	$134,519

Of the $23.6 million total unrealized losses on debt securities in the less than 12 months category at December 31, 2010, $8.0 million total unrealized losses in the corporate bond portfolio are concentrated in the financial institutions,  consumer & retail and industrial and chemical sectors.  In 2010, the JPMorgan US Liquid Index (“JULI”), an investment grade corporate bond index tightened by approximately 13 basis points from 128 basis points at the beginning of the year to 116 basis points at the end of the year.  Over the same time period, the JP Morgan Domestic high yield corporate bond index tightened by approximately 74 basis points from a beginning level of 657 basis points to a year end level of 583.  This spread tightening is attributed to the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.

MBSs are primarily attributable for $15.3 million of the $52.8 million total unrealized losses on debt securities as of December 31, 2010.  The decline in market value of these agency securities pertained primarily to interest rate increases, for which $12.3 million of MBS losses have been in a loss position for 12 months or more.  The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

underlying deterioration in future quarters that would indicate that an individual security will not recover, at which time the Company will record OTTI as appropriate.

Of the $29.1 million unrealized losses on debt securities in the more than 12 months category at December 31, 2010, $16.6 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions, utilities and communications sectors.  As noted in the earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the market spread tightening caused by the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2010 are temporary.

The Company recorded $1.6 million and $17.3 million of impairments on bonds in 2010 and 2009, respectively. There were no impairments recognized on preferred stock in 2010 or 2009.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2010	2009
Geographic Region
New England	1.9%	1.8%
Middle Atlantic	2.3	2.3
East North Central	16.6	15.5
West North Central	8.9	9.0
South Atlantic	29.5	27.5
East South Central	2.3	2.2
West South Central	8.8	13.5
Mountain	7.7	9.2
Pacific	22.0	19.0
	100.0%	100.0%

	2010	2009
Property Type
Apartment	13.3%	18.7%
Retail	12.3	12.2
Office Building	37.8	37.9
Industrial	31.9	26.7
Hotel/Motel	0.6	0.6
Other Commercial	4.1	3.9
	100.0%	100.0%

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2010 and 2009, is shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2010	2009

1 year or less	3.5%	5.7%
Over 1 through 3 years	19.0	11.9
Over 3 through 5 years	19.7	23.9
Over 5 through 10 years	40.2	40.3
Over 10 through 15 years	9.6	8.0
Over 15 through 20 years	6.7	8.4
Over 20 years	1.3	1.8

Total	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The estimated fair value of mortgage loans at December 31, 2010 and 2009 was $689.6 million and $735.9 million, respectively.  The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2010, the Company originated mortgage loans of $52.2 million. The maximum and minimum lending rates for mortgage loans originated during 2010 were 7.70% and 6.50%.  During 2010 and 2009, the Company did not reduce the interest rate on any outstanding mortgage loans.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans, was 75%.

Mortgage loans and related valuation allowances at December 31 were as follows:

	2010	2009
	(In Thousands)
Unimpaired loans	$683,671	$736,963
Impaired loans without valuation allowances	—	—
Subtotal	683,671	736,963
Impaired loans with valuation allowances	—	14,217
Related valuation allowances	—	(3,015)
Subtotal	—	11,202
Total	$683,671	$748,165

The Company reviews loans for impairment based on but not limited to deteriorating market conditions, significant changes in debt coverage and loan to value ratios and borrower specific credit issues. When the company determines that based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and sets up a valuation allowance for the impaired loan with a corresponding charge to unrealized  gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2010	2009	2008
	(In Thousands)
Income
Bonds	$319,265	$307,223	$308,313
Preferred stocks	(115)	2,372	3,672
Common stocks, unaffiliated	216	246	239
Common stocks, affiliated	—	—	—
Mortgage loans	51,283	51,798	60,554
Real estate*	9,325	9,214	8,920
Contract loans	33,360	34,182	33,183
Short-term investments and cash	64	85	755
Other invested assets	6,758	1,128	4,489
Options/futures	4,572	4,769	(5,356)
Other	215	243	543
Total investment income	424,943	411,260	415,312
Expenses
Depreciation	1,960	2,015	1,955
Interest expense	20,533	—	—
Other	6,340	8,630	11,213
Total investment expenses	28,833	10,645	13,168
Net investment income	$396,110	$400,615	$402,144

* Includes amounts for the occupancy of company-owned property of $5,656, $5,662 and $5,681, in 2010, 2009, and 2008, respectively.

There was no nonadmitted accrued investment income at December 31, 2010, 2009 and 2008.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2010	2009	2008
	(In Thousands)
Bonds and other debt securities
Gross gains	$33,406	$50,696	$12,883
Gross losses	(15,631)	(29,341)	(31,281)
Preferred stocks, unaffiliated
Gross gains	—	—	—
Gross losses	—	—	(7,518)
Common stocks, unaffiliated
Gross gains	236	743	145
Gross losses	(668)	(2,126)	(1,169)
Common stocks, affiliated
Gross losses	—	—	—
Other
Gross gains	450	2	70
Gross losses	(8,847)	(28,567)	(5,552)
Net realized capital gains (losses)	8,946	(8,593)	(32,422)
Amount transferred to IMR	(19,942)	(42,602)	(10,404)
	(10,996)	(51,195)	(42,826)
Less federal income taxes on realized capital gains (losses) after effect of transfer to IMR	4,798	9,403	9,478
Net realized capital gains (losses)	$(6,198)	$(41,792)	$(33,348)

Loaned Securities

The Company exited its security lending program in 2010. Cash collateral collected from borrowers on securities loaned totaled $50.7 million at December 31, 2009.  This represents gross collateralization of 102% of market value of securities on loan for the year ended December 31, 2009.  The amount of collateral received was $50.7 million and the fair value of the securities loaned was $49.7 million for the year ended December 31, 2009.  The Company’s earnings with respect to its modified securities lending program were $0.1 million less expenses of $0.0 million in 2009.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Loaned Securities (continued)

These investments were reviewed at least quarterly to determine if market declines are other than temporary in accordance with Statutory Accounting Principles.  If the decline is deemed to be other-than-temporary (“OTTI”) in nature, the Company recognizes a realized loss, adjusting the cost basis to the market value of the security at the time of the impairment.  The Company recognized OTTI of approximately $1.8 million as of December 31, 2009, on the securities lending reinvested collateral.

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders.  The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $8.8 million and $18.6 million of impairments on non-public joint ventures in 2010 and 2009, respectively.  These joint ventures have underlying characteristics of common stock.  Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio.  These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred.  Any repurchase liability is included in other liabilities.  There were no open transactions at December 31, 2010 or 2009.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C.  Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2010	2009
	(In Thousands)
Net deferred tax asset	$66,845	$68,182
Furniture and equipment	3,281	2,786
Software applications	22,418	14,667
Prepaid pension asset	23,912	23,262
Prepaid expenses	3,351	2,843
Other	3,618	2,114
Total nonadmitted assets	$123,425	$113,854

D.  Investment Products

The Company issues several investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $789.5 million and $791.5 million at December 31, 2010 and 2009, respectively.  The fair value of liabilities for these investment products was $765.9 million and $764.2 million at December 31, 2010 and 2009, respectively.  The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

E.  Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person.  Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.  Total individual life premiums ceded were $49.3 million, $49.2 million, and $47.3 million for the years ended December 31, 2010, 2009, and 2008, respectively, and are included as a reduction of premium and annuity considerations.  Total individual life insurance ceded was $20.0 billion and $20.4 billion of the $41.5 billion and $42.2 billion in force at December 31, 2010 and 2009, respectively.  The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2010 and 2009, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.  There were no unilaterally cancelable

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Reinsurance (continued)

reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2010 and 2009.  As of December 31, 2010 and 2009, the Company recorded a reserve credit for reinsurance of $119.3 million and $116.0 million, respectively, related to reinsurance contracts with Swiss Re.

No reinsurance agreements were in force at December 31, 2010 and 2009 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.  No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”).  All amounts reinsured by UNUM are on a modified coinsurance basis.  The Company cedes 50% of the experience risk on open claims as of 1/1/1991 to UNUM.  Interest is paid to UNUM on these reserves at a rate of 9.44%.  The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM.  Interest is paid to UNUM on these reserves at a rate of 6.98%.  Total disability income premiums ceded in 2010, 2009, and 2008 were $27.6 million, $28.8 million and $30.6 million, respectively.

In 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised.  The effect of the change in 2008 was a $13.1 million increase in reserves with $9.6 million in cash being transferred to the company from UNUM. The net amount of approximately $3.4 million was charged to capital and surplus.

In 2009, a number of assumption changes to life insurance and annuity product resulted in a $2.4 million increase in reserves. The $2.4 million was charged to capital and surplus.

In 2010, there were no assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes

At December 31, 2010 and 2009, the Company elected to admit deferred tax assets pursuant to SSAP No. 10R, Income Taxes, paragraph 10.(e). (the election).

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	2010			2009
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)

Gross deferred tax assets	$246,030	$14,409	$260,439	$242,043	$16,792	$258,835

Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	246,030	14,409	260,439	242,043	16,792	258,835
Gross deferred tax liabilities	(52,396)	(8,173)	(60,569)	(54,708)	(1,521)	(56,229)
Net deferred tax asset/ (liability)	$193,634	$6,236	$199,870	$187,335	$15,271	$202,606

Admitted pursuant to para. 10.a.	—	—	—	—	4,520	4,520

Paragraph 10.b.i.	79,767	2,389	82,156	81,224	—	81,224
Paragraph 10.b.ii.	N/A	N/A	104,034	N/A	N/A	97,679

Admitted pursuant to para. 10.b.	79,767	2,389	82,156	81,224	—	81,224
Admitted pursuant to para. 10.c.	52,396	8,173	60,569	54,708	1,521	56,229
Total admitted without election	$132,163	$10,562	$142,725	$135,932	$6,041	$141,973

Admitted pursuant to para. 10.e.i	—	—	—	—	4,520	4,520

Paragraph 10.e.ii.a.	130,636	2,389	133,025	129,904	—	129,904
Paragraph 10.e.ii.b.	N/A	N/A	156,052	N/A	N/A	146,519

Admitted pursuant to para. 10.e.ii.	130,636	2,389	133,025	129,904	—	129,904
Admitted pursuant to para. 10.e.iii.	52,396	8,173	60,569	54,708	1,521	56,229
Total admitted with election	$183,032	$10,562	$193,594	$184,612	$6,041	$190,653

Nonadmitted deferred tax asset	(62,998)	(3,847)	(66,845)	(57,431)	(10,751)	(68,182)
Net admitted deferred tax asset/ (liability)	$130,636	$2,389	$133,025	$129,904	$4,520	$134,424

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.       Federal Income Taxes (continued)

The change in the components of the net deferred tax asset/(liability) from prior year is as follows:

		Change
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$3,987	$(2,383)	$1,604
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	3,987	(2,383)	1,604
Gross deferred tax liabilities	2,312	(6,652)	(4,340)
Net deferred tax asset/ (liability)	$6,299	$(9,035)	$(2,736)

Admitted pursuant to para. 10.a.	—	(4,520)	(4,520)

Paragraph 10.b.i.	(1,457)	2,389	932
Paragraph 10.b.ii.	N/A	N/A	6,355

Admitted pursuant to para. 10.b.	(1,457)	2,389	932
Admitted pursuant to para. 10.c.	(2,312)	6,652	4,340
Total admitted without election	$(3,769)	$4,521	$752

Admitted pursuant to para. 10.e.i	—	(4,520)	(4,520)

Paragraph 10.e.ii.a.	732	2,389	3,121
Paragraph 10.e.ii.b.	N/A	N/A	9,533

Admitted pursuant to para. 10.e.ii.	732	2,389	3,121
Admitted pursuant to para. 10.e.iii.	(2,312)	6,652	4,340
Total admitted with election	$(1,580)	$4,521	$2,941

Nonadmitted deferred tax asset	(5,567)	6,904	1,337
Net admitted deferred tax asset/ (liability)	$732	$(2,131)	$(1,399)

The following statutory balances increased as a result of the election (all ordinary):

	2010
	Without Election	With Election	Increase
	(In Thousands)
Admitted deferred tax assets	$82,156	$133,025	$50,869
Admitted assets	8,607,014	8,657,883	50,869
Statutory surplus	1,085,308	1,136,177	50,869
Total adjusted capital	1,211,707	1,262,576	50,869
Authorized control level	160,665	160,665

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Federal Income Taxes (continued)

	2009
	Without Election	With Election	Increase
	(In Thousands)
Admitted deferred tax assets	$85,743	$134,424	$48,680
Admitted assets	8,452,517	8,501,197	48,680
Statutory surplus	1,085,523	1,134,203	48,680
Total adjusted capital	1,181,290	1,229,970	48,680
Authorized control level	152,425	152,425

At December 31, 2010 and 2009, tax planning strategies had the following impact on deferred tax assets:

	2010
	Ordinary	Capital	Total
	(In Thousands)
Tax planning strategies	$0	$2,389	$2,389
Percentage of gross deferred tax assets	0%	17%	1%
Percentage of net admitted deferred tax assets	0%	23%	1%

	2009
	Ordinary	Capital	Total
	(In Thousands)
Tax planning strategies	$0	$4,520	$4,520
Percentage of gross deferred tax assets	0%	27%	2%
Percentage of net admitted deferred tax assets	0%	75%	2%

Federal current income taxes incurred consists of the following major components:

	2010	2009
	(In Thousands)
Tax (benefit) on operations	$(16,298)	$5,805
Tax credits	(5,472)	(3,787)
Income taxes incurred on operations	(21,770)	2,018
Tax (benefit) on realized capital gains/losses	3,839	6,070
Total current income taxes incurred	$(17,931)	$8,088

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2010	2009	Character
	(In Thousands)
Deferred Tax Assets:
Deferred acquisition costs	$54,219	$55,767	Ordinary
Reserves	74,326	79,622	Ordinary
Policyholder dividends	23,730	24,030	Ordinary
Capital invested assets	14,409	16,792	Capital
Employee benefits	78,212	70,869	Ordinary
Other	15,543	11,755	Ordinary
Total deferred tax assets	$260,439	$258,835
Nonadmitted deferred tax assets	(66,845)	(68,183)
Admitted deferred tax assets	$193,594	$190,652

Deferred Tax Liabilities:
Deferred and uncollected premiums	$21,286	$23,594	Ordinary
Capital invested assets	8,173	1,521	Capital
Ordinary invested assets	6,295	6,072	Ordinary
Reserves	2,261	2,638	Ordinary
Real estate	4,768	4,496	Ordinary
Employee benefits	10,731	10,766	Ordinary
Other	7,055	7,142	Ordinary
Total deferred tax liabilities	$60,569	$56,229
Net admitted deferred tax asset (liability)	$133,025	$134,424

The change in deferred income taxes is comprised of the following:

	2010	2009	Change
	(In Thousands)
Gross deferred tax assets	$260,439	$258,835	$1,604
Gross deferred tax liabilities	(60,569)	(56,229)	(4,340)
Net deferred tax asset	$199,870	$202,606	$(2,736)
Less: Tax effect of unrealized gains/losses			(3,471)
Less: Tax effect of non-admitted assets			3,818
Less: Tax effect of min. pension obligation			5,834
Less: Tax effect of other surplus items			3,432
Adjusted change in net deferred taxes			$(12,349)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

2010
(In Thousands)
Pre-tax income computed at statutory rate	$4,991
Amortization of IMR	(1,464)
Adjustments for prior year taxes	(66)
Dividends received deduction	(1,372)
COLI	(2,399)
Tax credits	(5,472)
Other	200
Total	$(5,582)

Total current income taxes incurred	$(17,931)
Adjusted incr. (decr.) in net deferred taxes	(12,349)
Total income tax incurred	$(5,582)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“ASC 740-10”).  The NAIC is still evaluating the applicability of ASC 740-10 to statutory financial reporting.  Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.  The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

2010
(In Thousands)

Balance, beginning of year	$260
Additions based on tax positions related to the current year	40
Additions for tax positions of prior years	(140)

Balance, end of year	$160

The entire liability for unrecognized tax benefit balance as of December 31, 2009, if recognized, would impact the Company’s effective rate.  It is likely that the amount of unrecognized tax benefits will decrease by $40,000 within the next twelve months as a result of the expiration of the statute of limitations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2010 and December 31, 2009, the Company has recognized approximately $0.1 million and $0.4 million in interest expense and penalties, respectively.  The Company has  approximately $1.1 million and $1.2 million accrued for interest and penalties at December 31, 2010 and December 31, 2009 respectively.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
2010	—	—
2009	—	—
2008	—	—

During 2010, the IRS commenced examination of the Company’s 2008 consolidated federal income tax return.  The Company is no longer subject to US federal, state, and local income tax examinations by tax authorities for years prior to 2007.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Information Concerning Parent, Subsidiaries and Affiliates

During 2010, the Company paid a cash dividend of $25.0 million to NLVF.  There were no dividends paid in 2009 or 2008.

In 2009, NLVF formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (“NLREH”), a limited liability company.  NLREH is an affiliate of National Life.  NLREH operations consist primarily of management and operation of other real estate owned.  In 2009, National Life sold real estate mortgages plus accrued interest with a fair value of $8.3 million to NLREH.  In 2010, National Life sold one mortgage plus accrued interest with a fair value of $11.9 million to NLREH.

In 2009, the Company purchased $7.0 million of a 6.5% senior note issued by NLVF with an amortized cost of $3.9 million and is accreting the discount into net investment income.

In 2009, the Company made a $8.6 million unsecured loan to NLVF. The loan is due to be repaid January 31, 2012. Interest on the loan is calculated at LIBOR + 150.

In 2008, the Company made a $25 million unsecured loan to NLVF.  The loan was originally due to be repaid on December 31, 2009. An amendment was made to the agreement with a revised due date of December 31, 2011. Interest on the loan is calculated at LIBOR + 150.

In 2008, the Company contributed $69.7 million to LSW as a capital contribution.  The capital contribution consisted of $10 million in cash and $59.7 million in securities.

All intercompany transactions are settled on a current basis.  Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets.  There was $1.4 million payable to LSW for the year ended December 31, 2010 and $6.5 million for the year ended December 31,

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

2009.  For cost allocation agreements with LSW, the Company received $23.0 million and $24.9 million for the years ended December 31, 2010 and 2009.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2010 and 2009.

The Company and several of its subsidiaries and affiliates share common facilities and employees.  Expenses are periodically allocated according to specified reimbursement agreements.

H.  Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service and compensation, increased at a specified rate of interest.  This plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors.  These non-qualified defined benefit pension plans are not separately funded.  Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents.  Spouses of participants generally qualify for the medical and dental plans.  Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for medical and dental retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an agency of the Company.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These postretirement plans are not separately funded, and the Company therefore pays for the plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.  These defined benefit plans are included in the other benefits category in the tables that follow.

The following tables show the plans’ combined funded status at December 31:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of year	$266,004	$264,504	$250,225	$34,370	$33,823	$31,440
Service cost	5,126	5,525	4,403	1,290	1,654	873
Interest cost	15,763	15,726	14,792	2,048	2,049	1,862
Actuarial (gain) loss	28,070	(3,359)	11,165	(1,568)	(491)	2,203
Benefits paid	(16,838)	(16,392)	(16,081)	(3,059)	(2,665)	(2,555)
Curtailments	—	—	—	—	—	—
Benefit obligation at end of year	$298,125	$266,004	$264,504	$33,081	$34,370	$33,823

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(2) Change in plan assets
Fair value of plan assets at beginning of year	$139,083	$129,650	$148,450	$—	$—	$—
Actual return on plan assets	13,687	5,233	(15,461)	—	—	—
Employer contribution	10,800	12,000	4,000	—	—	—
Benefits paid	(8,303)	(7,800)	(7,339)	—	—	—
Fair value of plan assets at end of year	$155,267	$139,083	$129,650	$—	$—	$—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(3) Funded status
Benefit obligation in excess of plan assets	$142,858	$126,921	$134,854	$33,081	$34,370	$33,823
Unamortized prior service benefit	(172)	(239)	(323)	(879)	(1,005)	(1,131)
Unrecognized net loss	95,580	76,956	82,585	570	2,322	3,362
Remaining net obligation or net asset at initial date of application	—	—	—	1,382	2,167	2,953
Additional funding for minimum pension liability	16,668	(6,142)	17,911	—	—	—
Prepaid assets or (accrued liabilities)	(42,835)	(45,074)	(51,599)	(32,008)	(30,886)	(28,639)

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(4) Benefit obligation for non-vested employees	$18,891	$16,878	$16,203	$3,776	$4,592	$5,411

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
Components of net periodic benefit cost
Service cost	$5,126	$5,525	$4,403	$1,290	$1,654	$873
Interest cost	15,763	15,726	14,791	2,048	2,049	1,862
Expected (return) on plan assets	(10,490)	(9,768)	(11,263)	—	—	—
Amortization of unrecognized transition obligation or transition asset	—	—	—	785	785	662
Amortization of unrecognized gains and losses	6,250	6,805	2,337	183	550	13
Amount of prior service cost recognized	(67)	(84)	(67)	(126)	(126)	(126)
Total net periodic benefit cost	$16,582	$18,204	$10,201	$4,180	$4,912	$3,284

The measurement date for all of the plans was October 1 preceding the date of the Balance Sheets.

The total accumulated benefit obligation was $284.9 million, $253.9 million and $251.2 million at December 31, 2010, 2009, and 2008, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

In 2010 an increase of $16.7 million, in 2009 a decrease of $6.1 million, and in 2008 an increase of $17.9 million in the minimum pension liability were recorded as an adjustment to surplus.  The minimum funding obligation liability at December 31, 2010, 2009 and 2008 was $60.9 million, $44.2 million and $50.3 million, respectively.  There were no admitted intangible pension assets at December 31, 2010, 2009, or 2008.  The HOEPP prepaid pension asset of $23.9 million, $23.3 million, and $18.7 million at December 31, 2010, 2009, and 2008, respectively, is accounted for as a nonadmitted asset.

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	5.25%	5.75%	6.00%	5.25%	5.75%	6.00%
b. Rate of compensation increase	Varies - based on age	Varies - based on age	Varies - based on age	N/A	N/A	N/A
Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	5.75%	6.00%	6.00%	5.75%	6.00%	6.00%
b. Rate of compensation increase	Varies - based on age	Varies - based on age	Varies - based on age
c. Expected long-term rate of return on plan assets	7.5%	7.5%	7.75%	N/A	N/A	N/A

The projected health care cost trend rate (“HCCTR”) was 6.0% for 2010, 6.5% for 2009 and 7.0% for 2008.  This projected rate declines linearly to 5.0% in 2012 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.2 million and increase the service cost component of net periodic postretirement benefit costs by approximately $0.2 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.6 million and the service cost component of net periodic pension cost by about $0.1 million.  The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	October 1, 2010	October 1, 2009
Bonds	39%	38%
Common stocks	61	61
Group annuity contract and other	0	1
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities and 25%-50% bonds and other fixed income instruments when measured at fair value.  Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.0% is based upon an expected return on stock investments of 8%-9%, and a weighted expected return of 4%-5% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long-term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2010, and in aggregate for the five years thereafter is as follows:

Year	Projected Pension Benefit Payments	Projected Other Benefit Payments	Projected Medicare Part D Reimbursements
	(In Thousands)
2011	$19,303	$2,204	$92
2012	19,039	2,236	99
2013	19,496	2,314	104
2014	20,028	2,381	109
2015	21,062	2,468	115
2016-2020	109,002	12,862	645

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations.  The Company’s expected contribution for 2011 into its separately funded defined benefit pension plan is approximately $10.0 million.

The Company provides 401-K plans for its employees.  For employees hired prior to July 1, 2001, up to 3% of an employee’s salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines.  Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation.  Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company’s contribution to the 401-K plans for its employees for the years ended December 31, 2010, 2009, and 2008, was $0.8 million each year.

The Company also provides a 401-K plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  No Company contributions are made to the plan.  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company did not make a contribution to its 401-K plan for agents for years ended 2010 and 2009.

The Company also has a defined contribution pension plan covering substantially all full-time agents.  Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

On September 18, 2009, the Company issued surplus notes with principal balance of $200 million, bearing interest at 10.5% and a maturity date of September 15, 2039. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is schedule to be paid semiannually on March 15 and September 15 of each year. The Company paid $20.5 million in 2010 and had $6.1 million of unapproved interest that was not accrued at December 31, 2010.

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment, may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company expensed debt costs of $2.6 million in 2009 related to the 10.5% surplus note issuance.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.  Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus. At December 31, 2010 and 2009, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares.  No preferred stock has been issued.

Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.  NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business.  There were no changes in the balances of any special surplus funds from the prior period.

In 2010, the Company paid an ordinary dividend of $25.0 million to NLVF.  No dividend was declared or paid in 2009.  Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner.  Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder.  No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2010, 2009, and 2008.

The Company has a $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points. The outstanding balance on the line of credit was $0 as of December 31, 2010 and 2009.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”).  This membership, which required an investment of $6.1 million in the common stock of FHLB, provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion.  The outstanding balance on this borrowing facility was $0 at December 31, 2010 and 2009.

J.  Business Risks, Commitments and Contingencies

Business Risks

Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market, equity markets and a declining real estate market in the United States, along with other factors, have contributed to increased market volatility and diminished expectations for the economy. The global capital markets are experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions.  Securities that are less liquid are more difficult to value and sell. Domestic and international equity markets have also experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

Commercial mortgage loans face heightened delinquency and default risk due to recent economic conditions and the resulting adverse impacts on the obligors of such instruments. In addition, future refinancing risks for commercial mortgage loans have resulted in declining values on certain of such instruments.  The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.  The Company established a valuation allowance for estimated impairments of $0 and $3.0 million as of December 31, 2010 and 2009, respectively.

As of December 31, 2010, the Company held $83.2 million of commercial mortgage-backed securities (“CMBS”).  As of December 31, 2010, the fair value of the Company’s CMBS was $82.7 million.  The Company did not have any other-than-temporary declines related to CMBS investments as of December 31, 2010.  It is unclear how long it will take for a return to normal market conditions.  The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of their respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.  For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2010, the Company’s over-the-counter notional exposure to derivative counterparties totaled $6.2 million with a combined market value of $9.3 million owed to the Company by these derivative counterparties.  To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds.  As of December 31, 2010, the net exposure to any one counterparty related to the Company’s derivative exposure did not exceed $5.5 million.

The Company also is subject to the risk that the issuers of or other obligors of securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio include investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition. In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns.  As of December 31, 2010, the Company had outstanding $1,074.6 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value.  This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

•                  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate they are required to pay under the contracts and the rate of return they are able to earn on their general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates they earn on their general account investments, thereby reducing their spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability.  An increase in interest rates would also adversely affect the fair values of their bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  Low or declining interest rates tend to decrease the yield the Company earns on their portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which they are contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates continue to be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return they earn on their portfolio of investments supporting those products.

•                  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from their portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase.  In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield they earn on its portfolio or cause the Company to reduce the sales of some products.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions.  These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging.  Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets they purchase with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid, or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the quarter in which reserves are increased.

The Company set prices for many of their insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors. In addition, the company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of their products. The Company’s earnings are significantly influenced by the claims paid under their insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The company’s future experience may not match their respective pricing assumptions or their past results. As a result, the Company’s results of operations and financial condition could be materially adversely affected.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts.  Class members could instead pursue alternative dispute resolution according to predetermined guidelines.  All of the alternative dispute resolution cases had been settled by December 31, 2000.  Qualifying members also opted out of the class action to preserve their litigation rights against the Company.  Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position.  Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company anticipates additional capital investments of $67.6 million into existing limited partnerships and private placement investments due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business.  The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”).  At December 31, 2010, the Company had accrued assessment charges of $1.4 million with expected payment over the next five years.  The Company has also recorded a related asset of $0.2 million for premium tax credits, which are expected to be realized through 2017.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $8.2 million and $5.5 million in 2010 and 2009, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2010:

Year	Operating Leases
(In Millions)
2011	$5.5
2012	5.4
2013	4.8
2014	3.8
Total minimum lease payments	$19.5

The Company extended its agreement with Perot through October 31, 2014.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2010:

Year	Contract Obligation
(In Millions)
2011	$16.3
2012	17.0
2013	17.7
2014	1.5
Total contract obligation	$52.5

K. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion.  Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2010 and 2009, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

L. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2010, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$46,046	2.7%
At book value less current surrender charge of 5% or more	245,577	14.6
Total with adjustment or at market value	291,623	17.3
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	1,074,640	63.7
Not subject to discretionary withdrawal	321,432	19.0
Total annuity reserves and deposit fund liabilities — before reinsurance	1,687,695	100.0%
Less reinsurance ceded	—	—
Net annuity reserves and deposit fund liabilities	$1,687,695	100.0%

M. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2010, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,441	$978
Ordinary renewal	58,594	59,720
Total	$62,035	$60,698

N. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions.  All separate account assets are carried at fair value.  The Company participates in certain separate accounts.  The Company’s separate accounts are nonguaranteed.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

N. Separate Accounts (continued)

	2010	2009
	(In thousands)
Separate account premiums and considerations	$38,532	$43,466

Reserves for accounts with assets at fair value	728,149	669,581

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2010	2009
	(In thousands)
Subject to discretionary withdrawal with adjustment —
At book value (which equals fair value) less surrender charge of 5% or more	$128,931	$168,071

Subject to discretionary withdrawal without adjustment —
At book value (which equals fair value)	421,924	354,165

Not subject to discretionary withdrawal	177,294	147,345
Total reserves	$728,149	$669,581

A reconciliation of net transfers to/from separate accounts during 2010 and 2009 is as follows:

	2010	2009
	(In thousands)
Net transfers to/from separate accounts	$(15,093)	$(29,487)
Reconciling items	—	—
Total	$(15,093)	$(29,487)

O. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market.  The options are used to hedge obligations to credit interest indexed life and annuity products tied to the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to maturity.  Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level.  If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Derivative Financial Instruments (continued)

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy.  The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements.  The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position.  Counterparties may make a single net payment at maturity.  Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties.  However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty.  The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts.  The amount of collateral that may be required for future trading is determined by the exchange on which it is traded.  The amount of collateral that is required for option trading is dependent on the counterparty.  Most counterparties do not require collateral.

The face or contract amount of futures, options purchased and options written notional amounts at December 31 were as follows:

	2010	2009
	(In Thousands)
Notional amounts:
Futures	$1,566	$1,103
Options purchased	120,799	90,200
Options written	116,203	76,400

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Derivative Financial Instruments (continued)

The carrying value of options and futures at December 31 were as follows:

	2010	2009
	(In Thousands)
Carrying values:
Options purchased	$14,628	$17,377
Options written	(5,422)	(8,984)
Futures purchased	128	—
Net carrying value	$9,334	$8,393

P. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2010		2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(In Thousands)
Cash and short-term investments	$64,436	$64,436	$15,352	$15,352
Bonds	5,198,213	5,551,243	5,121,985	5,241,859
Preferred stocks	—	—	30,873	27,846
Common stocks — unaffiliated	24,781	27,419	25,285	25,285
Mortgage loans	683,671	689,611	748,165	735,895
Contract loans	563,530	643,619	558,731	596,204
Separate account assets	749,233	749,233	701,025	701,025
Other invested assets — bank syndicate loans	4,712	4,712	4,754	4,754
Investment product liabilities	789,491	765,853	791,506	764,243

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available.  In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value.  If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF.  These subsidiaries are privately held and therefore fair values are not obtainable.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Fair Value of Financial Instruments (continued)

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value.  Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at estimated fair value.  Seed money is carried at fair value.

The estimated fair value of bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

NATIONAL VARIABLE

ANNUITY ACCOUNT II

(A Separate Account of National

Life Insurance Company)

FINANCIAL STATEMENTS

* * * * *

DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance Company, the “Sponsor Company”) at December 31, 2010, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Sponsor Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

Hartford, Connecticut

April 29, 2011

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2010

Total Assets and Net Assets:
Investments in shares of mutual fund portfolios at market value: (contractholder accumulation units and unit value)
AIM Invesco V.I. Dynamics Fund (137,259.21 units at $9.00 per unit) (1)	$1,235,363
AIM Invesco V.I. Global Health Care Fund (189,817.60 units at $10.20 per unit) (1)	$1,936,639
AIM Invesco V.I. Technology Fund (278,272.43 units at $4.94 per unit) (1)	$1,374,663
Alger American Capital Appreciation Fund (193,953.16 units at $12.16 per unit)	$2,358,256
Alger American LargeCap Growth Fund (861,743.94 units at $16.09 per unit)	$13,863,044
Alger American SmallCap Growth Fund (168,009.27 units at $15.30 per unit)	$2,569,972
AllianceBernstein VPS International Growth Fund (104,030.48 units at $16.37 per unit)	$1,702,500
AllianceBernstein VPS International Value Fund (369,431.22 units at $14.37 per unit)	$5,309,464
AllianceBernstein VPS Small/Mid Capitalization Value Fund (60,894.65 units at $19.03 per unit)	$1,158,780
AllianceBernstein VPS Value Fund (2,561.47 units at $13.58 per unit)	$34,783
American Century Variable Income & Growth Portfolio (246,646.92 units at $11.41 per unit)	$2,814,089
American Century Variable Inflation Protection Portfolio (463,138.08 units at $12.66 per unit)	$5,863,734
American Century Variable International Portfolio (652,356.05 units at $14.52 per unit)	$9,468,953
American Century Variable Ultra Portfolio (6,989.10 units at $10.81per unit)	$75,526
American Century Variable Value Portfolio (362,721.24 units at $17.64 per unit)	$6,399,595
American Century Variable Vista Portfolio (164,003.50 units at $12.76 per unit)	$2,092,663
Dreyfus Variable Investment Appreciation Portfolio (93,436.53 units at $12.30 per unit)	$1,149,581
Dreyfus Variable Investment Opportunistic Small Cap Portfolio (30,651.89 units at $10.09 per unit) (2)	$309,292
Dreyfus Variable Investment Quality Bond Portfolio (110,255.68 units at $12.65 per unit)	$1,394,707
Dreyfus Variable Investment Socially Responsible Growth Fund (53,666.43 units at $7.87 per unit)	$422,196
DWS Variable Series II Dreman Small Mid Cap Value Portfolio (307,510.77 units at $16.20 per unit)	$4,982,627
DWS Variable Series II Small Cap Index Value Portfolio (2,192.28 units at $16.45 per unit)	$36,072
DWS Variable Series II Strategic Value Portfolio (28,728.32 units at $9.69 per unit)	$278,297
Fidelity Variable Insurance Product Funds Contrafund Portfolio (508,636.86 units at $22.85 per unit)	$11,620,276
Fidelity Variable Insurance Product Funds Equity Income Portfolio (487,391.26 units at $14.83 per unit)	$7,227,634
Fidelity Variable Insurance Product Funds Growth Portfolio (467,591.54 units at $14.57 per unit)	$6,810,724
Fidelity Variable Insurance Product Funds High Income Portfolio (422,510.03 units at $13.33 per unit)	$5,630,404
Fidelity Variable Insurance Product Funds Index 500 Portfolio (823,067.78 units at $14.51 per unit)	$11,941,195
Fidelity Variable Insurance Product Funds Investment Grade Bond Portfolio (681,909.89 units at $15.65 per unit)	$10,670,200
Fidelity Variable Insurance Product Funds Mid Cap Portfolio (440,731.77 units at $19.01 per unit)	$8,376,994
Fidelity Variable Insurance Product Funds Overseas Portfolio (432,555.63 units at $13.93 per unit)	$6,023,421
Fidelity Variable Insurance Product Funds Value Strategies Portfolio (21,293.36 units at $20.57 per unit)	$438,085

(1) During 2010, the AIM Variable Insurance Funds were renamed AIM Invesco V.I. Funds.

(2) During 2010, the Dreyfus VIF Developing Leaders Portfolio was renamed Dreyfus VIF Opportunistic Small Cap Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2010

Total Assets and Net Assets:
Investments in shares of mutual fund portfolios at market value: (contractholder accumulation units and unit value)
Franklin Templeton Variable Insurance Products Trust Foreign Securities Fund (254,859.45 units at $14.52 per unit)	$3,700,069
Franklin Templeton Variable Insurance Products Trust Global Real Estate Fund (103,318.94 units at $11.22 per unit)	$1,159,740
Franklin Templeton Variable Insurance Products Trust Mutual Global Discovery Fund (40,480.65 units at $13.57 per unit)	$549,401
Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities Fund (103,906.52 units at $12.04 per unit)	$1,251,281
Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities Fund (51,192.43 units at $15.21 per unit)	$778,787
Franklin Templeton Variable Insurance Products Trust Small-Midcap Growth Fund (41,519.93 units at $13.45 per unit)	$558,262
Franklin Templeton Variable Insurance Products Trust US Government Securities Fund (843,947.66 units at $10.83 per unit)	$9,135,960
JP Morgan Series Trust II International Equity Portfolio (169,179.86 units at $12.23 per unit)	$2,068,649
JP Morgan Series Trust II Small Cap Core Portfolio (50,815.35 units at $16.02 per unit)	$814,174
Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio (47,158.34 units at $16.29 per unit)	$768,146
Neuberger Berman Advisors Management Trust Partners Portfolio (136,025.02 units at $13.75 per unit)	$1,870,280
Neuberger Berman Advisors Management Trust Short Duration Bond Portfolio (1,157,937.18 units at $10.49 per unit)	$12,146,773
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio (116,015.32 units at $9.74 per unit)	$1,129,654
Neuberger Berman Advisors Management Trust Socially Responsive Portfolio (996.06 units at $15.63 per unit)	$15,572
Oppenheimer Variable Products Balanced Fund (2,848.23 units at $13.40 per unit)	$38,179
Oppenheimer Variable Products Main Street Small Cap Fund (4,300.72 units at $17.54 per unit)	$75,447
Oppenheimer Variable Products Global Strategic Income Fund (29,984.65 units at $13.90 per unit) (3)	$416,830
Sentinel Variable Products Trust Balanced Fund (586,494.67 units at $16.09 per unit)	$9,434,804
Sentinel Variable Products Trust Bond Fund (684,171.32 units at $18.04 per unit)	$12,344,983
Sentinel Variable Products Trust Common Stock Fund (1,609,821.58 units at $17.09 per unit)	$27,510,944
Sentinel Variable Products Trust Mid Cap Fund (444,732.90 units at $15.77 per unit) (4)	$7,012,168
Sentinel Variable Products Trust Money Market Fund (446,619.76 units at $12.26 per unit)	$5,475,251
Sentinel Variable Products Trust Small Company Fund (735,882.26 units at $33.09 per unit)	$24,349,158
T Rowe Price Equity Series Blue Chip Growth II Portfolio (297,989.28 units at $12.16 per unit)	$3,623,197
T Rowe Price Equity Series Equity Income II Portfolio (1,029,120.01 units at $11.97 per unit)	$12,321,198
T Rowe Price Equity Series Health Sciences II Portfolio (87,932.93 units at $14.76 per unit)	$1,298,240
T Rowe Price Equity Series Personal Strategies Portfolio (9,013.88 units at $15.06 per unit)	$135,782
Van Eck VIPT Global Bond Portfolio (17,030.42 units at $11.64 per unit) (5)	$198,222
Van Eck VIPT Emerging Market Portfolio (153,592.44 units at $27.63 per unit) (6)	$4,243,312
Van Eck VIPT Global Hard Assets Portfolio (24,510.49 units at $19.67 per unit) (7)	$482,129
Wells Fargo Discovery Fund (145,373.36 units at $21.99 per unit)	$3,196,425
Wells Fargo Opportunity Fund (150,645.80 units at $24.54 per unit)	$3,696,222

(3) During 2010, Oppenheimer Strategic Bond was renamed Oppenheimer Global Strategic Income.

(4) During 2010, Sentinel Variable Products Trust Mid Cap Growth Fund was renamed Sentinel Variable Products Trust Mid Cap Fund.

(5) During 2010, Van Eck IT Worldwide Bond Portfolio was renamed Van Eck VIPT Global Bond Portfolio.

(6) During 2010, Van Eck IT Worldwide Emerging Markets Portfolio was renamed Van Eck VIPT Emerging Markets.

(7) During 2010, Van Eck IT Worldwide Hard Assets Portfolio was renamed Van Eck VIPT Global Hard Assets.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	AIM (Invesco) V.I. Funds (1)			Alger American Fund
		Global Health		Capital	LargeCap	SmallCap
	Dynamics	Care Fund	Technology	Appreciation	Growth	Growth

Investment income:
Dividend income	$—	$—	$—	$8,747	$98,223	$—

Expenses:
Mortality and expense risk and administrative charges	16,253	29,093	17,376	31,222	184,627	33,552

Net investment gain (loss)	(16,253)	(29,093)	(17,376)	(22,475)	(86,404)	(33,552)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(18,902)	(137,257)	(21,576)	(13,275)	974,226	109,634

Net unrealized appreciation (depreciation) on investments	263,618	238,135	273,807	307,378	611,622	428,377

Net realized and unrealized gain (loss) on investments	244,716	100,878	252,231	294,103	1,585,848	538,011

Increase (decrease) in net assets resulting from operations	$228,463	$71,785	$234,855	$271,628	$1,499,444	$504,459

(1) During 2010, the AIM Variable Insurance Funds were renamed AIM (Invesco) V.I. Funds

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	AllianceBernstein Variable Products
	International	International	Small/Mid Cap	VPS
	Growth	Value	Value	Value

Investment income:
Dividend income	$31,387	$163,246	$4,363	$446

Expenses:
Mortality and expense risk and administrative charges	22,087	69,937	14,284	364

Net investment gain (loss)	9,300	93,309	(9,921)	82

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—

Net realized gain (loss) from shares sold	137,414	252,187	96,189	367

Net unrealized appreciation (depreciation) on investments	38,435	(155,275)	151,667	2,003

Net realized and unrealized gain (loss) on investments	175,849	96,912	247,856	2,370

Increase (decrease) in net assets resulting from operations	$185,149	$190,221	$237,935	$2,452

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	American Century Variable Products
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Investment income:
Dividend income	$43,140	$108,769	$212,354	$454	$139,407	$—

Expenses:
Mortality and expense risk and administrative charges	40,077	81,998	127,711	1,143	89,347	26,138

Net investment gain (loss)	3,063	26,771	84,643	(689)	50,060	(26,138)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(222,333)	30,876	(960,702)	(6,137)	(616,449)	(118,409)

Net unrealized appreciation (depreciation) on investments	560,090	168,096	1,921,249	17,375	1,277,540	532,995

Net realized and unrealized gain (loss) on investments	337,757	198,972	960,547	11,238	661,091	414,586

Increase (decrease) in net assets resulting from operations	$340,820	$225,743	$1,045,190	$10,549	$711,151	$388,448

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Dreyfus Variable Investment Fund				DWS Variable Series II
		Opportunistic	Quality	Socially	Dreman	Dreman
	Appreciation	Small Cap (1)	Bond	Responsible	Small Mid Cap Value	Small Cap Index	Strategic Value

Investment income:
Dividend income	$23,574	$1,068	$51,511	$3,830	$43,648	$276	$4,234

Expenses:
Mortality and expense risk and administrative charges	15,178	2,866	18,573	5,881	65,902	369	3,655

Net investment gain (loss)	8,396	(1,798)	32,938	(2,051)	(22,254)	(93)	579

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(81,657)	(19,270)	12,328	10,172	(10,205)	2,343	(62,770)

Net unrealized appreciation (depreciation) on investments	217,239	74,971	40,126	41,014	945,858	3,703	89,147

Net realized and unrealized gain (loss) on investments	135,582	55,701	52,454	51,186	935,653	6,046	26,377

Increase (decrease) in net assets resulting from operations	$143,978	$53,903	$85,392	$49,135	$913,399	$5,953	$26,956

(1) During 2010, the Dreyfus VIF Developing Leaders Portfolio was renamed Dreyfus VIF Opportunistic Small Cap Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Fidelity Variable Insurance Product Funds
		Equity		High		Investment			Value
	Contrafund	Income	Growth	Income	Index 500	Grade Bond	Mid Cap	Overseas	Strategies

Investment income:
Dividend income	$133,512	$123,592	$16,876	$422,606	$217,614	$381,848	$27,809	$78,417	$2,151

Expenses:
Mortality and expense risk and administrative charges	155,636	97,031	88,541	78,764	160,104	157,566	108,534	82,344	5,167

Net investment gain (loss)	(22,124)	26,561	(71,665)	343,842	57,510	224,282	(80,725)	(3,927)	(3,016)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	4,845	—	20,902	—	227,610	115,991	24,749	10,693	—

Net realized gain (loss) from shares sold	(1,256,371)	(726,449)	50,262	(213,279)	(300,057)	139,310	657,560	(1,001,640)	11,736

Net unrealized appreciation (depreciation) on investments	2,891,783	1,595,074	1,289,417	527,802	1,463,023	218,595	1,291,246	1,613,396	73,752

Net realized and unrealized gain (loss) on investments	1,640,257	868,625	1,360,581	314,523	1,390,576	473,896	1,973,555	622,449	85,488

Increase (decrease) in net assets resulting from operations	$1,618,133	$895,186	$1,288,916	$658,365	$1,448,086	$698,178	$1,892,830	$618,522	$82,472

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Investment income:
Dividend income	$68,670	$33,045	$7,004	$19,325	$5,538	$—	$316,094

Expenses:
Mortality and expense risk and administrative charges	49,528	16,006	4,931	17,604	10,085	4,224	128,446

Net investment gain (loss)	19,142	17,039	2,073	1,721	(4,547)	(4,224)	187,648

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(274,942)	(326,672)	8,836	(115,900)	(47,608)	(13,461)	55,405

Net unrealized appreciation (depreciation) on investments	493,954	508,533	31,718	230,041	226,327	99,179	129,165

Net realized and unrealized gain (loss) on investments	219,012	181,861	40,554	114,141	178,719	85,718	184,570

Increase (decrease) in net assets resulting from operations	$238,154	$198,900	$42,627	$115,862	$174,172	$81,494	$372,218

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	JP Morgan Series Trust II
	International	Small
	Equity	Cap Core

Investment income:
Dividend income	$5,496	$—

Expenses:
Mortality and expense risk and administrative charges	29,813	10,159

Net investment gain (loss)	(24,317)	(10,159)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—

Net realized gain (loss) from shares sold	(477,940)	(64,685)

Net unrealized appreciation (depreciation) on investments	587,283	246,936

Net realized and unrealized gain (loss) on investments	109,343	182,251

Increase (decrease) in net assets resulting from operations	$85,026	$172,092

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap		Short	Small Cap	Socially		Main Street	Global Strategic
	Growth	Partners	Duration Bond	Growth	Responsive	Balanced	Small Cap	Income (1)

Investment income:
Dividend income	$—	$12,045	$647,406	$—	$5	$—	$64	$9,137

Expenses:
Mortality and expense risk and administrative charges	9,373	24,927	170,581	14,536	191	174	805	3,232

Net investment gain (loss)	(9,373)	(12,882)	476,825	(14,536)	(186)	(174)	(741)	5,905

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(18,123)	(391,849)	(352,829)	(53,082)	33	13	1,298	2,644

Net unrealized appreciation (depreciation) on investments	194,701	648,017	332,171	247,077	2,871	2,915	8,952	19,758

Net realized and unrealized gain (loss) on investments	176,578	256,168	(20,658)	193,995	2,904	2,928	10,250	22,402

Increase (decrease) in net assets resulting from operations	$167,205	$243,286	$456,167	$179,459	$2,718	$2,754	$9,509	$28,307

(1) During 2010, Oppenheimer Strategic Bond was renamed Oppenheimer Global Strategic Income

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Sentinel Variable Products Trust
			Common		Money	Small
	Balanced	Bond	Stock	Mid Cap (1)	Market	Company

Investment income:
Dividend income	$147,108	$447,267	$339,428	$3,248	$6	$11,693

Expenses:
Mortality and expense risk and administrative charges	129,639	182,288	371,762	91,514	86,324	322,638

Net investment gain (loss)	17,469	264,979	(32,334)	(88,266)	(86,318)	(310,945)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	610,255	—	—	—	—

Net realized gain (loss) from shares sold	(94,061)	194,450	97,255	133,664	—	(1,168,133)

Net unrealized appreciation (depreciation) on investments	1,017,836	(308,356)	3,491,882	1,257,354	—	6,115,150

Net realized and unrealized gain (loss) on investments	923,775	496,349	3,589,137	1,391,018	—	4,947,017

Increase (decrease) in net assets resulting from operations	$941,244	$761,328	$3,556,803	$1,302,752	$(86,318)	$4,636,072

(1) During 2010, Sentinel Variable Products Trust Mid Cap Growth Fund was renamed Sentinel Variable Products Trust Mid Cap Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	T Rowe Price Equity Services				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Global	Emerging	Global Hard
	Growth	Income	Services	Strategies	Bond (1)	Markets (2)	Assets (3)	Discovery	Opportunity

Investment income:
Dividend income	$—	$189,697	$—	$2,871	$3,363	$22,767	$655	$—	$27,108

Expenses:
Mortality and expense risk and administrative charges	47,697	161,396	16,907	1,504	2,203	54,211	4,465	41,423	49,940

Net investment gain (loss)	(47,697)	28,301	(16,907)	1,367	1,160	(31,444)	(3,810)	(41,423)	(22,832)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(38,122)	570,480	(12,619)	1,280	2,108	611,113	13,906	235,720	(321,448)

Net unrealized appreciation (depreciation) on investments	560,845	878,814	189,316	10,108	3,616	327,594	85,765	677,803	1,062,651

Net realized and unrealized gain (loss) on investments	522,723	1,449,294	176,697	11,388	5,724	938,707	99,671	913,523	741,203

Increase (decrease) in net assets resulting from operations	$475,026	$1,477,595	$159,790	$12,755	$6,884	$907,263	$95,861	$872,100	$718,371

(1) During 2010, Van Eck IT Worldwide Bond Portfolio was renamed Van Eck VIPT Global Bond Portfolio.

(2) During 2010, Van Eck IT Worldwide Emerging Markets Portfolio was renamed Van Eck VIPT Emerging Markets.

(3) During 2010, Van Eck IT Worldwide Hard Assets Portfolio was renamed Van Eck VIPT Global Hard Assets Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	AIM (Invesco) V. I. Funds (1)			Alger American Fund
		Global		Capital	LargeCap	SmallCap
	Dynamics	Health Care	Technology	Appreciation	Growth	Growth

Net investment income (loss)	$(16,253)	$(29,093)	$(17,376)	$(22,475)	$(86,404)	$(33,552)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(18,902)	(137,257)	(21,576)	(13,275)	974,226	109,634

Net unrealized appreciation (depreciation) on investments	263,618	238,135	273,807	307,378	611,622	428,377

Net realized and unrealized gain (loss) on investments	244,716	100,878	252,231	294,103	1,585,848	538,011

Increase (decrease) in net assets resulting from operations	228,463	71,785	234,855	271,628	1,499,444	504,459

Accumulation unit transactions:
Participant deposits	5,790	11,756	18,874	115,203	412,292	34,058
Transfers between investment sub-accounts and general account, net	33,198	16,765	(15,169)	(21,084)	(292,464)	(16,154)
Net surrenders and lapses	(182,911)	(516,754)	(138,251)	(354,315)	(1,546,443)	(345,645)
Contract benefits	—	(786)	—	—	(30,991)	(4,266)
Loan collateral interest received	—	171	290	135	62	34
Transfers for policy loans	—	1,312	1,750	771	624	(56)
Contract charges	(680)	(1,641)	(1,017)	(1,848)	(7,063)	(2,532)
Other	38	32	(485)	(46)	2,578	(42)

Total net accumulation unit transactions	(144,565)	(489,145)	(134,008)	(261,184)	(1,461,405)	(334,603)

Increase (decrease) in net assets	83,898	(417,360)	100,847	10,444	38,039	169,856

Net assets, beginning of period	$1,151,465	$2,353,999	$1,273,816	$2,347,812	$13,825,005	$2,400,116

Net assets, end of period	$1,235,363	$1,936,639	$1,374,663	$2,358,256	$13,863,044	$2,569,972

Units Issued, Transferred and Redeemed:
Beginning balance	156,228.34	239,579.68	308,473.23	217,136.84	960,958.64	193,876.81
Units issued	759.74	1,195.97	4,253.55	10,225.86	27,990.48	2,632.96
Units transferred	4,356.08	1,705.55	(3,418.57)	(1,871.50)	(19,855.37)	(1,248.84)
Ending balance	137,259.21	189,817.60	278,272.43	193,953.16	861,743.94	168,009.27

(1) During 2010, the AIM Variable Insurance funds were renamed AIM Invesco V.I. Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	AllianceBernstein Variable Products
	International	International	Small/Mid Cap	VPS
	Growth	Value	Value	Value

Net investment income (loss)	$9,300	$93,309	$(9,921)	$82

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—

Net realized gain (loss) from shares sold	137,414	252,187	96,189	367

Net unrealized appreciation (depreciation) on investments	38,435	(155,275)	151,667	2,003

Net realized and unrealized gain (loss) on investments	175,849	96,912	247,856	2,370

Increase (decrease) in net assets resulting from operations	185,149	190,221	237,935	2,452

Accumulation unit transactions:
Participant deposits	71,410	201,408	52,514	1,715
Transfers between investment sub-accounts and general account, net	81,257	205,627	(54,486)	17,368
Net surrenders and lapses	(247,912)	(428,197)	(59,586)	(760)
Contract benefits	(14,452)	(1,743)	(4,883)	—
Loan collateral interest received	—	—	—	—
Transfers for policy loans	—	—	—	—
Contract charges	(766)	(1,356)	(279)	(15)
Other	(522)	2,193	302	(90)

Total net accumulation unit transactions	(110,985)	(22,068)	(66,418)	18,218

Increase (decrease) in net assets	74,164	168,153	171,517	20,670

Net assets, beginning of period	$1,628,336	$5,141,311	$987,263	$14,113

Net assets, end of period	$1,702,500	$5,309,464	$1,158,780	$34,783

Units Issued, Transferred and Redeemed:
Beginning balance	110,778.45	368,991.91	64,932.24	1,145.97
Units issued	4,384.07	14,020.74	3,192.36	130.97
Units transferred	4,988.61	14,314.44	(3,312.24)	1,326.33
Ending balance	104,030.48	369,431.22	60,894.65	2,561.47

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Net investment income (loss)	$3,063	$26,771	$84,643	$(689)	$50,060	$(26,138)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(222,333)	30,876	(960,702)	(6,137)	(616,449)	(118,409)

Net unrealized appreciation (depreciation) on investments	560,090	168,096	1,921,249	17,375	1,277,540	532,995

Net realized and unrealized gain (loss) on investments	337,757	198,972	960,547	11,238	661,091	414,586

Increase (decrease) in net assets resulting from operations	340,820	225,743	1,045,190	10,549	711,151	388,448

Accumulation unit transactions:
Participant deposits	39,950	215,924	311,013	1,181	99,440	27,192
Transfers between investment sub-accounts and general account, net	19,433	545,148	(420,051)	(51,915)	(122,623)	5,759
Net surrenders and lapses	(513,566)	(908,767)	(925,521)	(16,844)	(1,182,170)	(183,790)
Contract benefits	(71,634)	(24,172)	(6,242)	—	(14,616)	—
Loan collateral interest received	139	—	15	—	146	—
Transfers for policy loans	246	—	292	—	1,783	—
Contract charges	(1,859)	(3,065)	(4,267)	(64)	(5,360)	(1,322)
Other	177	(299)	225	124	(361)	(32)

Total net accumulation unit transactions	(527,114)	(175,231)	(1,044,536)	(67,518)	(1,223,761)	(152,193)

Increase (decrease) in net assets	(186,294)	50,512	654	(56,969)	(512,610)	236,255

Net assets, beginning of period	$3,000,383	$5,813,222	$9,468,299	$132,495	$6,912,205	$1,856,408

Net assets, end of period	$2,814,089	$5,863,734	$9,468,953	$75,526	$6,399,595	$2,092,663

Units Issued, Transferred and Redeemed:
Beginning balance	296,030.16	477,034.51	728,813.28	14,036.49	438,223.36	177,745.10
Units issued	3,742.76	17,123.53	22,765.82	123.27	6,135.13	2,458.26
Units transferred	1,820.60	43,232.15	(30,747.28)	(5,418.71)	(7,565.45)	520.64
Ending balance	246,646.92	463,138.08	652,356.05	6,989.10	362,721.24	164,003.50

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Dreyfus Variable Investment Fund				DWS Variable Series II
		Opportunistic	Quality	Socially	Dreman	Dreman
	Appreciation	Small Cap (1)	Bond	Responsible	Small Mid Cap Value	Small Cap Index	Strategic Value

Net investment income (loss)	$8,396	$(1,798)	$32,938	$(2,051)	$(22,254)	$(93)	$579

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(81,657)	(19,270)	12,328	10,172	(10,205)	2,343	(62,770)

Net unrealized appreciation (depreciation) on investments	217,239	74,971	40,126	41,014	945,858	3,703	89,147

Net realized and unrealized gain (loss) on investments	135,582	55,701	52,454	51,186	935,653	6,046	26,377

Increase (decrease) in net assets resulting from operations	143,978	53,903	85,392	49,135	913,399	5,953	26,956

Accumulation unit transactions:
Participant deposits	21,205	44,314	83,115	755	176,547	1,871	3,323
Transfers between investment sub-accounts and general account, net	(51,087)	81,342	255,482	(273)	(387,000)	8,463	43,605
Net surrenders and lapses	(111,811)	(53,881)	(225,893)	(83,515)	(553,263)	—	(53,201)
Contract benefits	—	—	(11,965)	—	—	—	—
Loan collateral interest received	10	—	—	—	44	—	44
Transfers for policy loans	194	—	—	—	(101)	—	(75)
Contract charges	(847)	(302)	(826)	(374)	(1,842)	(15)	(268)
Other	15	(80)	(108)	4	1,925	(112)	13

Total net accumulation unit transactions	(142,322)	71,393	99,805	(83,403)	(763,690)	10,207	(6,559)

Increase (decrease) in net assets	1,656	125,296	185,197	(34,268)	149,709	16,160	20,397

Net assets, beginning of period	$1,147,925	$183,996	$1,209,510	$456,464	$4,832,918	$19,912	$257,900

Net assets, end of period	$1,149,581	$309,292	$1,394,707	$422,196	$4,982,627	$36,072	$278,297

Units Issued, Transferred and Redeemed:
Beginning balance	106,106.86	23,584.31	102,191.50	65,698.39	360,814.43	1,508.43	29,440.36
Units issued	1,887.83	4,389.74	6,713.85	108.92	12,322.63	125.57	360.79
Units transferred	(4,548.14)	8,057.73	20,637.29	(39.38)	(27,011.82)	567.99	4,734.38
Ending balance	93,436.53	30,651.89	110,255.68	53,666.43	307,510.77	2,192.28	28,728.32

(1) During 2010, the Dreyfus VIF Developing Leaders Portfolio was renamed Dreyfus VIF Opportunistic Small Cap Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Fidelity Variable Insurance Products
		Equity		High		Investment			Value
	Contrafund	Income	Growth	Income	Index 500	Grade Bond	Mid Cap	Overseas	Strategies

Net investment income (loss)	$(22,124)	$26,561	$(71,665)	$343,842	$57,510	$224,282	$(80,725)	$(3,927)	$(3,016)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	4,845	—	20,902	—	227,610	115,991	24,749	10,693	—

Net realized gain (loss) from shares sold	(1,256,371)	(726,449)	50,262	(213,279)	(300,057)	139,310	657,560	(1,001,640)	11,736

Net unrealized appreciation (depreciation) on investments	2,891,783	1,595,074	1,289,417	527,802	1,463,023	218,595	1,291,246	1,613,396	73,752

Net realized and unrealized gain (loss) on investments	1,640,257	868,625	1,360,581	314,523	1,390,576	473,896	1,973,555	622,449	85,488

Increase (decrease) in net assets resulting from operations	1,618,133	895,186	1,288,916	658,365	1,448,086	698,178	1,892,830	618,522	82,472

Accumulation unit transactions:
Participant deposits	339,179	193,517	63,630	191,581	137,768	219,411	370,598	103,727	—
Transfers between investment sub-accounts and general account, net	2,724	16,885	(106,498)	32,188	(253,760)	939,614	(428,153)	(129,337)	52,429
Net surrenders and lapses	(1,877,647)	(1,089,222)	(868,260)	(835,640)	(1,499,355)	(1,931,874)	(871,895)	(1,041,691)	(7,380)
Contract benefits	(35,721)	(75,015)	(19,674)	(96,927)	(123,007)	(30,157)	(1,798)	(29,546)	—
Loan collateral interest received	73	—	332	362	322	155	—	67	—
Transfers for policy loans	586	—	127	1,601	55	971	—	607	—
Contract charges	(9,100)	(5,256)	(4,808)	(3,693)	(9,628)	(5,971)	(3,848)	(4,610)	(86)
Other	(3,073)	(190)	236	62	501	189	643	(138)	(384)

Total net accumulation unit transactions	(1,582,979)	(959,281)	(934,915)	(710,466)	(1,747,104)	(807,662)	(934,453)	(1,100,921)	44,579

Increase (decrease) in net assets	35,154	(64,095)	354,001	(52,101)	(299,018)	(109,484)	958,377	(482,399)	127,051

Net assets, beginning of period	$11,585,122	$7,291,729	$6,456,723	$5,682,505	$12,240,213	$10,779,684	$7,418,617	$6,505,820	$311,034

Net assets, end of period	$11,620,276	$7,227,634	$6,810,724	$5,630,404	$11,941,195	$10,670,200	$8,376,994	$6,023,421	$438,085

Units Issued, Transferred and Redeemed:
Beginning balance	586,194.79	558,382.63	542,841.33	478,658.05	957,017.49	732,408.99	495,908.21	521,169.48	18,880.08
Units issued	16,618.05	14,321.18	5,121.48	15,140.62	10,562.61	13,718.68	21,882.72	8,349.05	—
Units transferred	133.46	1,249.57	(8,571.85)	2,543.81	(19,455.67)	58,749.40	(25,281.17)	(10,410.42)	2,843.22
Ending balance	508,636.86	487,391.26	467,591.54	422,510.03	823,067.78	681,909.89	440,731.77	432,555.63	21,293.36

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government
Net investment income (loss)	$19,142	$17,039	$2,073	$1,721	$(4,547)	$(4,224)	$187,648

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(274,942)	(326,672)	8,836	(115,900)	(47,608)	(13,461)	55,405

Net unrealized appreciation (depreciation) on investments	493,954	508,533	31,718	230,041	226,327	99,179	129,165

Net realized and unrealized gain (loss) on investments	219,012	181,861	40,554	114,141	178,719	85,718	184,570

Increase (decrease) in net assets resulting from operations	238,154	198,900	42,627	115,862	174,172	81,494	372,218

Accumulation unit transactions:
Participant deposits	103,613	34,807	105,958	25,712	6,564	30,498	525,922
Transfers between investment sub-accounts and general account, net	159,265	(81,064)	345,609	(69,171)	32,275	264,551	718,218
Net surrenders and lapses	(439,280)	(207,927)	(14,200)	(164,091)	(144,893)	(34,606)	(1,176,656)
Contract benefits	—	(3,027)	—	(23,491)	—	—	(40,486)
Loan collateral interest received	14	44	—	—	—	—	—
Transfers for policy loans	259	(78)	—	—	—	—	—
Contract charges	(2,726)	(946)	(254)	(1,165)	(462)	(209)	(3,488)
Other	(764)	(111)	(22)	(2)	(676)	(379)	(309)

Total net accumulation unit transactions	(179,619)	(258,302)	437,091	(232,208)	(107,192)	259,855	23,201

Increase (decrease) in net assets	58,535	(59,402)	479,718	(116,346)	66,980	341,349	395,419

Net assets, beginning of period	$3,641,534	$1,219,142	$69,683	$1,367,627	$711,807	$216,913	$8,740,541

Net assets, end of period	$3,700,069	$1,159,740	$549,401	$1,251,281	$778,787	$558,262	$9,135,960

Units Issued, Transferred and Redeemed:
Beginning balance	268,157.00	129,572.17	5,683.37	124,536.72	59,165.89	20,304.60	840,502.24
Units issued	7,671.33	3,537.71	8,435.43	2,284.60	488.76	2,489.95	70,917.22
Units transferred	11,791.70	(8,239.16)	27,514.31	(6,146.08)	2,403.20	21,598.72	96,847.10
Ending balance	254,859.45	103,318.94	40,480.65	103,906.52	51,192.43	41,519.93	843,947.66

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	JP Morgan Series Trust II
	International	Small
	Equity	Cap Core
Net investment income (loss)	$(24,317)	$(10,159)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—

Net realized gain (loss) from shares sold	(477,940)	(64,685)

Net unrealized appreciation (depreciation) on investments	587,283	246,936

Net realized and unrealized gain (loss) on investments	109,343	182,251

Increase (decrease) in net assets resulting from operations	85,026	172,092

Accumulation unit transactions:
Participant deposits	15,864	9,102
Transfers between investment sub-accounts and general account, net	(8,735)	(10,665)
Net surrenders and lapses	(466,184)	(102,024)
Contract benefits	(4,272)	(8,594)
Loan collateral interest received	17	6
Transfers for policy loans	(32)	245
Contract charges	(1,599)	(693)
Other	(788)	(166)

Total net accumulation unit transactions	(465,729)	(112,789)

Increase (decrease) in net assets	(380,703)	59,303

Net assets, beginning of period	$2,449,352	$754,871

Net assets, end of period	$2,068,649	$814,174

Units Issued, Transferred and Redeemed:
Beginning balance	211,691.21	59,067.16
Units issued	1,448.05	668.19
Units transferred	(797.32)	(782.93)
Ending balance	169,179.86	50,815.35

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap		Short	Small Cap	Socially		Main Street	Global Strategic
	Growth	Partners	Duration Bond	Growth	Responsive	Balanced	Small Cap	Income (1)
Net investment income (loss)	$(9,373)	$(12,882)	$476,825	$(14,536)	$(186)	$(174)	$(741)	$5,905

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(18,123)	(391,849)	(352,829)	(53,082)	33	13	1,298	2,644

Net unrealized appreciation (depreciation) on investments	194,701	648,017	332,171	247,077	2,871	2,915	8,952	19,758

Net realized and unrealized gain (loss) on investments	176,578	256,168	(20,658)	193,995	2,904	2,928	10,250	22,402

Increase (decrease) in net assets resulting from operations	167,205	243,286	456,167	179,459	2,718	2,754	9,509	28,307

Accumulation unit transactions:
Participant deposits	14,674	41,355	484,260	30,741	—	18,897	3,286	28,388
Transfers between investment sub-accounts and general account, net	(6,998)	(43,966)	1,131,317	(41,055)	—	16,562	57,024	361,130
Net surrenders and lapses	(54,852)	(240,394)	(1,584,583)	(115,520)	—	—	(6,619)	(56,683)
Contract benefits	—	(4,469)	(44,202)	—	—	—	—	(7,727)
Loan collateral interest received	—	75	12	17	—	—	—	—
Transfers for policy loans	—	589	227	324	—	—	—	—
Contract charges	(323)	(1,037)	(5,656)	(1,012)	—	(34)	(9)	(235)
Other	(70)	(170)	140	119	—	—	(83)	(170)

Total net accumulation unit transactions	(47,569)	(248,017)	(18,485)	(126,386)	—	35,425	53,599	324,703

Increase (decrease) in net assets	119,636	(4,731)	437,682	53,073	2,718	38,179	63,108	353,010

Net assets, beginning of period	$648,510	$1,875,011	$11,709,091	$1,076,581	$12,854	$—	$12,339	$63,820

Net assets, end of period	$768,146	$1,870,280	$12,146,773	$1,129,654	$15,572	$38,179	$75,447	$416,830

Units Issued, Transferred and Redeemed:
Beginning balance	50,688.14	155,553.59	1,158,958.54	130,420.57	996.16	—	853.56	5,196.27
Units issued	1,086.96	3,256.30	27,824.19	3,503.97	—	1,520.27	211.32	2,167.19
Units transferred	(518.37)	(3,461.89)	65,002.23	(4,679.59)	—	1,332.42	3,667.14	27,569.27
Ending balance	47,158.34	136,025.02	1,157,937.18	116,015.32	996.06	2,848.23	4,300.72	29,984.65

(1) During 2010, Oppenheimer Strategic Bond Fund was renamed Oppenheimer Global Strategic Income.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Sentinel Variable Products Trust
			Common		Money	Small
	Balanced	Bond	Stock	Midcap (1)	Market	Company
Net investment income (loss)	$17,469	$264,979	$(32,334)	$(88,266)	$(86,318)	$(310,945)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	610,255	—	—	—	—

Net realized gain (loss) from shares sold	(94,061)	194,450	97,255	133,664	—	(1,168,133)

Net unrealized appreciation (depreciation) on investments	1,017,836	(308,356)	3,491,882	1,257,354	—	6,115,150

Net realized and unrealized gain (loss) on investments	923,775	496,349	3,589,137	1,391,018	—	4,947,017

Increase (decrease) in net assets resulting from operations	941,244	761,328	3,556,803	1,302,752	(86,318)	4,636,072

Accumulation unit transactions:
Participant deposits	462,284	766,801	648,977	97,586	233,629	526,169
Transfers between investment sub-accounts and general account, net	172,215	794,137	(512,444)	(182,271)	1,272,656	(1,082,466)
Net surrenders and lapses	(1,320,257)	(2,280,386)	(3,671,152)	(824,654)	(2,725,475)	(3,573,885)
Contract benefits	(174,909)	(161,666)	(228,333)	(53,218)	(99,220)	(168,207)
Loan collateral interest received	—	305	20	35	256	251
Transfers for policy loans	—	(270)	386	842	(445)	2,063
Contract charges	(8,986)	(8,712)	(17,001)	(5,283)	(5,408)	(14,627)
Other	(320)	1,358	5,983	222	321	1,737

Total net accumulation unit transactions	(869,973)	(888,433)	(3,773,564)	(966,741)	(1,323,686)	(4,308,965)

Increase (decrease) in net assets	71,271	(127,105)	(216,761)	336,011	(1,410,004)	327,107

Net assets, beginning of period	$9,363,533	$12,472,088	$27,727,705	$6,676,157	$6,885,255	$24,022,051

Net assets, end of period	$9,434,804	$12,344,983	$27,510,944	$7,012,168	$5,475,251	$24,349,158

Units Issued, Transferred and Redeemed:
Beginning balance	644,007.08	731,602.29	1,852,884.12	515,755.82	553,869.94	885,963.15
Units issued	30,560.80	40,937.37	41,801.86	7,169.29	18,929.53	18,326.42
Units transferred	11,384.84	42,396.76	(33,007.51)	(13,390.79)	103,115.53	(37,702.20)
Ending balance	586,494.67	684,171.32	1,609,821.58	444,732.90	446,619.76	735,882.26

(1) During 2010, Sentinel Variable Products Trust Mid Cap Growth Fund was renamed Sentinel Variable Products Trust Mid Cap Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	T Rowe Price Equity Series				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Global	Emerging	Global Hard
	Growth	Income	Sciences	Strategies	Bond(1)	Markets(2)	Assets(3)	Discovery	Opportunity
Net investment income (loss)	$(47,697)	$28,301	$(16,907)	$1,367	$1,160	$(31,444)	$(3,810)	$(41,423)	$(22,832)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(38,122)	570,480	(12,619)	1,280	2,108	611,113	13,906	235,720	(321,448)

Net unrealized appreciation (depreciation) on investments	560,845	878,814	189,316	10,108	3,616	327,594	85,765	677,803	1,062,651

Net realized and unrealized gain (loss) on investments	522,723	1,449,294	176,697	11,388	5,724	938,707	99,671	913,523	741,203

Increase (decrease) in net assets resulting from operations	475,026	1,477,595	159,790	12,755	6,884	907,263	95,861	872,100	718,371

Accumulation unit transactions:
Participant deposits	95,025	453,542	45,965	7,896	286	191,006	22,867	33,500	64,344
Transfers between investment sub-accounts and general account, net	8,509	51,619	4,062	103,329	124,848	(260,513)	247,394	(137,062)	(120,886)
Net surrenders and lapses	(418,870)	(1,407,667)	(87,656)	(8,765)	(20,973)	(373,471)	(30,692)	(528,767)	(664,349)
Contract benefits	(4,167)	(24,847)	(3,553)	—	(3,070)	(4,903)	—	(4,720)	(4,309)
Loan collateral interest received	31	—	—	—	—	—	—	424	10
Transfers for policy loans	583	—	—	—	—	—	—	1,025	409
Contract charges	(2,624)	(4,241)	(812)	(80)	(109)	(1,272)	(83)	(2,875)	(3,072)
Other	(1,121)	821	41	4	29	(151)	(1,655)	(144)	(66)

Total net accumulation unit transactions	(322,634)	(930,773)	(41,953)	102,384	101,011	(449,304)	237,831	(638,619)	(727,919)

Increase (decrease) in net assets	152,392	546,822	117,837	115,139	107,895	457,959	333,692	233,481	(9,548)

Net assets, beginning of period	$3,470,805	$11,774,376	$1,180,403	$20,643	$90,327	$3,785,353	$148,437	$2,962,944	$3,705,770

Net assets, end of period	$3,623,197	$12,321,198	$1,298,240	$135,782	$198,222	$4,243,312	$482,129	$3,196,425	$3,696,222

Units Issued, Transferred and Redeemed:
Beginning balance	326,555.59	1,112,837.05	90,914.90	1,536.72	8,127.46	171,390.90	9,617.72	180,127.65	184,332.58
Units issued	8,413.61	40,793.20	3,264.56	576.66	25.20	7,566.41	1,431.93	1,823.10	2,977.72
Units transferred	753.43	4,642.84	288.50	7,546.27	10,999.84	(10,319.80)	15,491.83	(7,459.08)	(5,594.36)
Ending balance	297,989.28	1,029,120.01	87,932.93	9,013.88	17,030.42	153,592.44	24,510.49	145,373.36	150,645.87

(1) During 2010, Van Eck IT Worldwide Bond Portfolio was renamed Van Eck VIPT Global Bond Portfolio.
(2) During 2010, Van Eck IT Worldwide Emerging Markets Portfolio was renamed Van Eck VIPT Emerging Markets.
(3) During 2010, Van Eck IT Worldwide Hard Assets Portfolio was renamed Van Eck VIPT Global Hard Assets.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	AIM (Invesco) Variable Insurance Funds			Alger American Fund
		Global		Capital	LargeCap	SmallCap
	Dynamics	Health Care	Technology	Appreciation	Growth	Growth
Net investment income (loss)	$(13,238)	$(23,310)	$(13,748)	$(27,587)	$(89,436)	$(30,485)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(83,646)	(193,430)	(63,972)	(280,562)	(677,163)	85,740

Net unrealized appreciation (depreciation) on investments	409,571	730,767	508,860	1,080,660	5,380,462	740,016

Net realized and unrealized gain (loss) on investments	325,925	537,337	444,888	800,098	4,703,299	825,756

Increase (decrease) in net assets resulting from operations	312,687	514,027	431,140	772,511	4,613,863	795,271

Accumulation unit transactions:
Participant deposits	16,940	20,426	31,964	97,158	431,495	67,321
Transfers between investment sub-accounts and general account, net	231,300	(90,776)	222,855	88,190	(749,138)	(105,657)
Net surrenders and lapses	(360,390)	(331,563)	(229,750)	(611,054)	(1,886,303)	(482,273)
Contract benefits	—	(7,473)	(2,726)	—	(125,803)	(22,660)
Loan collateral interest received	—	80	80	27	85	32
Transfers for policy loans	—	(2,392)	(5,290)	(3,466)	586	(54)
Contract charges	(860)	(1,952)	(1,135)	(1,834)	(8,124)	(2,700)
Other	(134)	(186)	(259)	(1,270)	1,418	256

Total net accumulation unit transactions	(113,144)	(413,836)	15,739	(432,249)	(2,335,784)	(545,735)

Increase (decrease) in net assets	199,543	100,191	446,879	340,262	2,278,079	249,536

Net assets, beginning of period	$951,922	$2,253,808	$826,937	$2,007,550	$11,546,926	$2,150,580

Net assets, end of period	$1,151,465	$2,353,999	$1,273,816	$2,347,812	$13,825,005	$2,400,116

Units Issued, Transferred and Redeemed:
Beginning balance	181,428.57	288,814.87	310,842.57	276,672.55	1,168,059.04	249,280.06
Units issued	3,773.03	2,430.14	9,401.76	13,382.03	38,258.17	6,834.46
Units transferred	51,517.24	(10,799.87)	65,549.69	12,146.83	(66,421.74)	(10,726.34)
Units redeemed	(80,490.50)	(40,865.46)	(77,320.79)	(85,064.57)	(178,936.83)	(51,511.37)
Ending balance	156,228.34	239,579.68	308,473.23	217,136.84	960,958.64	193,876.81

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	AllianceBernstein Variable Products
	International	International	Small/Mid Cap	VPS
	Growth	Value	Value	Value

Net investment income (loss)	$55,824	$(1,247)	$(2,365)	$135

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	34,593	—

Net realized gain (loss) from shares sold	114,674	232,940	26,002	19

Net unrealized appreciation (depreciation) on investments	356,172	1,094,866	234,128	2,125

Net realized and unrealized gain (loss) on investments	470,846	1,327,806	294,723	2,144

Increase (decrease) in net assets resulting from operations	526,670	1,326,559	292,358	2,279

Accumulation unit transactions:
Participant deposits	14,906	265,380	60,515	4,380
Transfers between investment sub-accounts and general account, net	(313,025)	(250,563)	9,537	7,454
Net surrenders and lapses	(139,618)	(535,721)	(95,794)	—
Contract benefits	(18,705)	(21,167)	—	—
Loan collateral interest received	—	—	—	—
Transfers for policy loans	—	—	—	—
Contract charges	(872)	(1,508)	(245)	(2)
Other	618	1,770	286	2

Total net accumulation unit transactions	(456,696)	(541,809)	(25,701)	11,834

Increase (decrease) in net assets	69,974	784,750	266,657	14,113

Net assets, beginning of period	$1,558,362	$4,356,561	$720,606	$—

Net assets, end of period	$1,628,336	$5,141,311	$987,263	$14,113

Units Issued, Transferred and Redeemed:
Beginning balance	145,937.89	415,283.16	66,769.67	—
Units issued	1,147.56	22,673.58	4,326.43	424.20
Units transferred	(24,098.61)	(21,407.64)	681.83	721.92
Units redeemed	(12,208.39)	(47,557.19)	(6,845.69)	(0.15)
Ending balance	110,778.45	368,991.91	64,932.24	1,145.97

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Net investment income (loss)	$97,613	$28,279	$49,830	$(925)	$294,411	$(24,140)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—

Net realized gain (loss) from shares sold	(570,523)	(5,360)	(1,267,889)	(18,347)	(1,787,375)	(432,350)

Net unrealized appreciation (depreciation) on investments	855,237	456,999	3,557,569	41,428	2,516,545	787,917

Net realized and unrealized gain (loss) on investments	284,714	451,639	2,289,680	23,081	729,170	355,567

Increase (decrease) in net assets resulting from operations	382,327	479,918	2,339,510	22,156	1,023,581	331,427

Accumulation unit transactions:
Participant deposits	30,833	103,299	393,522	2,998	140,403	47,034
Transfers between investment sub-accounts and general account, net	(164,131)	133,454	(142,641)	28,076	(340,759)	(51,142)
Net surrenders and lapses	(566,657)	(833,263)	(931,081)	(7,745)	(1,296,907)	(199,084)
Contract benefits	(7,122)	(48,956)	(23,902)	—	(31,211)	—
Loan collateral interest received	82	—	26	—	212	—
Transfers for policy loans	(1,320)	—	273	—	819	—
Contract charges	(2,127)	(3,199)	(4,321)	(69)	(6,093)	(1,450)
Other	2,644	236	328	(154)	2,735	(1,623)

Total net accumulation unit transactions	(707,798)	(648,429)	(707,796)	23,106	(1,530,801)	(206,265)

Increase (decrease) in net assets	(325,471)	(168,511)	1,631,714	45,262	(507,220)	125,162

Net assets, beginning of period	$3,325,854	$5,981,733	$7,836,585	$87,233	$7,419,425	$1,731,246

Net assets, end of period	$3,000,383	$5,813,222	$9,468,299	$132,495	$6,912,205	$1,856,408

Units Issued, Transferred and Redeemed:
Beginning balance	382,167.65	534,738.47	795,732.59	12,256.08	556,018.62	200,200.39
Units issued	3,752.30	9,192.61	37,205.95	231.03	10,804.02	5,120.39
Units transferred	(19,974.36)	11,876.11	(13,486.14)	2,163.56	(26,221.42)	(5,567.61)
Units redeemed	(69,915.44)	(78,772.67)	(90,639.12)	(614.18)	(102,377.86)	(22,008.07)
Ending balance	296,030.16	477,034.51	728,813.28	14,036.49	438,223.36	177,745.10

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Dreyfus Variable Investment Fund				DWS Variable Series II
		Opportunistic	Quality	Socially	Dreman	Dreman
	Appreciation	Small Cap	Bond	Responsible	Small Mid Cap Value	Small Cap Index	Strategic Value

Net investment income (loss)	$13,350	$172	$38,359	$(1,750)	$10,534	$(147)	$7,197

Realized and unrealized gain (loss) on investments:
Capital gains distributions	81,617	—	—	—	543	—	—

Net realized gain (loss) from shares sold	(196,875)	(35,736)	(24,799)	5,240	(582,750)	704	(136,735)

Net unrealized appreciation (depreciation) on investments	290,663	67,985	130,628	115,759	1,617,229	2,381	180,792

Net realized and unrealized gain (loss) on investments	175,405	32,249	105,829	120,999	1,035,022	3,085	44,057

Increase (decrease) in net assets resulting from operations	188,755	32,421	144,188	119,249	1,045,556	2,938	51,254

Accumulation unit transactions:
Participant deposits	25,314	23,079	57,672	769	218,520	—	6,314
Transfers between investment sub-accounts and general account, net	(119,075)	10,362	78,466	(10,673)	(44,399)	13,155	(26,544)
Net surrenders and lapses	(94,901)	(12,538)	(207,579)	(67,055)	(549,990)	—	(52,124)
Contract benefits	—	—	—	—	(9,036)	—	—
Loan collateral interest received	18	—	—	—	49	—	49
Transfers for policy loans	182	—	—	—	425	—	433
Contract charges	(931)	(196)	(837)	(430)	(1,938)	(6)	(227)
Other	(30)	(102)	4,908	—	(926)	1,423	6

Total net accumulation unit transactions	(189,423)	20,605	(67,370)	(77,389)	(387,295)	14,572	(72,093)

Increase (decrease) in net assets	(668)	53,026	76,818	41,860	658,261	17,510	(20,839)

Net assets, beginning of period	$1,148,593	$130,970	$1,132,692	$414,604	$4,174,657	$2,402	$278,739

Net assets, end of period	$1,147,925	$183,996	$1,209,510	$456,464	$4,832,918	$19,912	$257,900

Units Issued, Transferred and Redeemed:
Beginning balance	128,320.27	20,865.92	108,494.89	78,713.24	397,360.39	227.12	39,204.61
Units issued	2,968.54	3,044.80	5,396.08	129.32	20,620.01	249.25	855.17
Units transferred	(13,963.78)	1,367.05	7,341.66	(1,794.90)	(4,189.58)	1,108.91	(3,595.11)
Units redeemed	(11,218.29)	(1,693.46)	(19,041.13)	(11,349.27)	(52,976.39)	(76.85)	(7,024.31)
Ending balance	106,106.74	23,584.31	102,191.50	65,698.39	360,814.43	1,508.43	29,440.36

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Fidelity Variable Insurance Products
		Equity		High		Investment			Value
	Contrafund	Income	Growth	Income	Index 500	Grade Bond	Mid Cap	Overseas	Strategies

Net investment income (loss)	$(1,774)	$54,651	$(57,734)	$331,723	$123,631	$835,297	$(45,529)	$38,044	$266

Realized and unrealized gain (loss) on investments:
Capital gains distributions	2,785	—	5,061	—	250,013	43,113	33,414	19,594	—

Net realized gain (loss) from shares sold	(2,029,388)	(1,675,619)	(351,738)	(751,250)	(975,903)	(108,842)	(1,248,663)	(2,034,958)	19,464

Net unrealized appreciation (depreciation) on investments	5,041,478	3,236,970	1,840,758	2,327,115	3,057,626	710,752	3,350,591	3,378,136	886

Net realized and unrealized gain (loss) on investments	3,014,875	1,561,351	1,494,081	1,575,865	2,331,736	645,023	2,135,342	1,362,772	20,350

Increase (decrease) in net assets resulting from operations	3,013,101	1,616,002	1,436,347	1,907,588	2,455,367	1,480,320	2,089,813	1,400,816	20,616

Accumulation unit transactions:
Participant deposits	299,106	146,778	107,426	138,333	372,779	212,961	362,256	151,501	3,000
Transfers between investment sub-accounts and general account, net	(298,973)	(304,498)	(71,113)	(427,375)	(271,316)	(269,745)	(264,817)	(157,434)	338,183
Net surrenders and lapses	(1,566,254)	(1,215,897)	(927,565)	(996,905)	(1,380,301)	(2,890,809)	(840,970)	(1,360,460)	(50,307)
Contract benefits	(25,240)	(78,460)	(25,052)	(20,437)	(138,078)	(62,900)	(16,004)	(7,494)	—
Loan collateral interest received	102	—	340	148	257	52	—	90	—
Transfers for policy loans	1,038	—	149	(6,501)	(1,618)	(3,695)	—	571	—
Contract charges	(9,840)	(5,762)	(5,469)	(4,084)	(11,063)	(7,824)	(3,900)	(5,424)	(8)
Other	3,924	702	720	306	1,244	100	1,058	(208)	(450)

Total net accumulation unit transactions	(1,596,137)	(1,457,137)	(920,564)	(1,316,515)	(1,428,096)	(3,021,860)	(762,377)	(1,378,858)	290,418

Increase (decrease) in net assets	1,416,964	158,865	515,783	591,073	1,027,271	(1,541,540)	1,327,436	21,958	311,034

Net assets, beginning of period	$10,168,158	$7,132,864	$5,940,940	$5,091,432	$11,212,942	$12,321,224	$6,091,181	$6,483,862	$—

Net assets, end of period	$11,585,122	$7,291,729	$6,456,723	$5,682,505	$12,240,213	$10,779,684	$7,418,617	$6,505,820	$311,034

Units Issued, Transferred and Redeemed:
Beginning balance	688,570.58	701,387.02	631,904.99	608,864.03	1,094,611.26	955,380.45	562,513.67	648,121.37	—
Units issued	19,184.58	14,404.89	10,393.36	13,681.40	35,916.40	15,713.57	31,648.68	13,948.75	195.03
Units transferred	(19,176.05)	(29,883.64)	(6,880.11)	(42,268.22)	(26,140.67)	(19,903.44)	(23,135.87)	(14,495.01)	21,985.29
Units redeemed	(102,384.32)	(127,525.64)	(92,576.91)	(101,619.16)	(147,369.50)	(218,781.59)	(75,118.27)	(126,405.63)	(3,300.24)
Ending balance	586,194.79	558,382.63	542,841.33	478,658.05	957,017.49	732,408.99	495,908.21	521,169.48	18,880.08

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Net investment income (loss)	$63,148	$119,972	$216	$6,483	$1,696	$(2,529)	$192,081

Realized and unrealized gain (loss) on investments:
Capital gains distributions	132,505	—	1,190	—	30,023	—	—

Net realized gain (loss) from shares sold	(620,847)	(479,991)	3,602	(228,767)	(221,079)	(45,995)	26,753

Net unrealized appreciation (depreciation) on investments	1,406,198	570,420	2,898	478,210	352,442	113,133	(72,932)

Net realized and unrealized gain (loss) on investments	917,856	90,429	7,690	249,443	161,386	67,138	(46,179)

Increase (decrease) in net assets resulting from operations	981,004	210,401	7,906	255,926	163,082	64,609	145,902

Accumulation unit transactions:
Participant deposits	127,507	38,728	10,524	115,431	19,508	10,655	237,903
Transfers between investment sub-accounts and general account, net	(213,289)	97,968	51,172	30,336	(61,678)	8,124	1,453,793
Net surrenders and lapses	(265,745)	(147,998)	—	(135,249)	(135,993)	(25,611)	(858,695)
Contract benefits	(171)	(1,427)	—	—	(76)	—	(74,933)
Loan collateral interest received	24	49	—	—	—	—	—
Transfers for policy loans	243	437	—	—	—	—	—
Contract charges	(2,849)	(1,004)	(3)	(1,222)	(497)	(213)	(3,263)
Other	(68)	(106)	84	101	3	2	90

Total net accumulation unit transactions	(354,348)	(13,353)	61,777	9,397	(178,733)	(7,043)	754,895

Increase (decrease) in net assets	626,656	197,048	69,683	265,323	(15,651)	57,566	900,797

Net assets, beginning of period	$3,014,878	$1,022,094	$—	$1,102,304	$727,458	$159,347	$7,839,744

Net assets, end of period	$3,641,534	$1,219,142	$69,683	$1,367,627	$711,807	$216,913	$8,740,541

Units Issued, Transferred and Redeemed:
Beginning balance	300,043.10	127,569.68	—	124,773.49	77,016.88	21,119.63	768,297.55
Units issued	11,473.76	4,446.38	1,716.80	11,647.93	1,948.36	1,233.05	23,097.38
Units transferred	(19,192.87)	11,247.76	8,347.80	3,061.15	(6,160.10)	940.15	141,144.95
Units redeemed	(24,166.99)	(13,691.65)	(4,381.23)	(14,945.85)	(13,639.25)	(2,988.23)	(92,037.64)
Ending balance	268,157.00	129,572.17	5,683.37	124,536.72	59,165.89	20,304.60	840,502.24

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	JP Morgan Series Trust II
	International	International	Small	Small
	Equity	Opportunity	Cap Core	Company

Net investment income (loss)	$12,176	$91,945	$(4,963)	$871

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	98,320	—	10,715

Net realized gain (loss) from shares sold	(348,491)	(205,087)	(45,932)	(91,487)

Net unrealized appreciation (depreciation) on investments	(608,709)	1,644,559	(208,359)	465,794

Net realized and unrealized gain (loss) on investments	(957,200)	1,537,792	(254,291)	385,022

Increase (decrease) in net assets resulting from operations	(945,024)	1,629,737	(259,254)	385,893

Accumulation unit transactions:
Participant deposits	39,312	28,240	4,853	4,159
Transfers between investment sub-accounts and general account, net	(140,545)	(9,573)	(3,629)	(19,236)
Net surrenders and lapses	(343,759)	(82,401)	(38,902)	(47,374)
Contract benefits	(328)	—	(274)	—
Loan collateral interest received	16	—	4	6
Transfers for policy loans	(33)	—	78	72
Contract charges	(1,305)	(474)	(419)	(299)
Other	3,841,018	(3,841,031)	1,052,414	(1,052,321)

Total net accumulation unit transactions	3,394,376	(3,905,239)	1,014,125	(1,114,993)

Increase (decrease) in net assets	2,449,352	(2,275,502)	754,871	(729,100)

Net assets, beginning of period	$—	$2,275,502	$—	$729,100

Net assets, end of period	$2,449,352	$—	$754,871	$—

Units Issued, Transferred and Redeemed:
Beginning balance	—	261,660.42	—	68,964.25
Units issued	6,789.64	2,946.03	760.66	863.03
Units transferred	363,281.33	(998.66)	101,474.69	(3,991.64)
Units redeemed	(158,379.76)	(263,607.79)	(43,168.19)	(65,835.64)
Ending balance	211,691.21	—	59,067.16	—

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap		Short	Small Cap	Socially	Main Street	Global Strategic
	Growth	Partners	Duration Bond	Growth	Responsive	Small Cap	Income

Net investment income (loss)	$(7,727)	$19,695	$709,110	$(13,055)	$153	$(37)	$(296)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	189,755	—	—	—	—	—

Net realized gain (loss) from shares sold	(76,789)	(723,236)	(530,037)	(152,792)	689	—	3,405

Net unrealized appreciation (depreciation) on investments	231,063	1,238,075	1,034,005	352,201	863	672	592

Net realized and unrealized gain (loss) on investments	154,274	704,594	503,968	199,409	1,552	672	3,997

Increase (decrease) in net assets resulting from operations	146,547	724,289	1,213,078	186,354	1,705	635	3,701

Accumulation unit transactions:
Participant deposits	39,774	27,729	280,434	46,304	—	6,017	610
Transfers between investment sub-accounts and general account, net	(12,068)	(39,309)	460,131	(19,139)	6,299	5,683	88,952
Net surrenders and lapses	(80,373)	(259,003)	(1,340,865)	(78,989)	—	—	(29,493)
Contract benefits	—	(4,293)	(66,400)	—	—	—	—
Loan collateral interest received	—	105	21	29	—	—	—
Transfers for policy loans	—	1,064	212	303	—	—	—
Contract charges	(343)	(1,121)	(5,798)	(984)	—	—	(25)
Other	31	(191)	2,619	(887)	1,440	4	75

Total net accumulation unit transactions	(52,979)	(275,019)	(669,646)	(53,363)	7,739	11,704	60,119

Increase (decrease) in net assets	93,568	449,270	543,432	132,991	9,444	12,339	63,820

Net assets, beginning of period	$554,942	$1,425,741	$11,165,659	$943,590	$3,410	$—	$—

Net assets, end of period	$648,510	$1,875,011	$11,709,091	$1,076,581	$12,854	$12,339	$63,820

Units Issued, Transferred and Redeemed:
Beginning balance	56,291.47	182,054.82	1,235,140.89	138,379.47	342.54	—	—
Units issued	3,510.50	2,672.01	31,903.61	6,906.08	—	607.31	52.95
Units transferred	(1,065.14)	(3,787.87)	52,346.86	(2,854.51)	655.64	573.60	7,721.04
Units redeemed	(8,048.69)	(25,385.37)	(160,432.82)	(12,010.47)	(2.02)	(327.35)	(2,577.72)
Ending balance	50,688.14	155,553.59	1,158,958.54	130,420.57	996.16	853.56	5,196.27

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Sentinel Variable Products Trust
			Common		Money	Small
	Balanced	Bond	Stock	Midcap	Market	Company

Net investment income (loss)	$108,541	$437,238	$21,623	$(79,537)	$(136,513)	$(210,033)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	566,569	—	—	—	—

Net realized gain (loss) from shares sold	(696,678)	322,436	(944,694)	(241,108)	—	(2,930,951)

Net unrealized appreciation (depreciation) on investments	2,112,195	(164,758)	6,782,089	1,908,600	—	8,082,666

Net realized and unrealized gain (loss) on investments	1,415,517	724,247	5,837,395	1,667,492	—	5,151,715

Increase (decrease) in net assets resulting from operations	1,524,058	1,161,485	5,859,018	1,587,955	(136,513)	4,941,682

Accumulation unit transactions:
Participant deposits	288,422	239,860	863,932	101,443	556,989	668,639
Transfers between investment sub-accounts and general account, net	81,908	462,089	160,806	(18,338)	(1,328,186)	(400,736)
Net surrenders and lapses	(1,621,906)	(2,411,917)	(3,878,323)	(1,232,977)	(5,909,107)	(3,635,046)
Contract benefits	(43,591)	(114,740)	(92,574)	(15,399)	(57,178)	(89,773)
Loan collateral interest received	—	181	35	63	240	183
Transfers for policy loans	—	(8,200)	361	188	(2,474)	(2,912)
Contract charges	(8,529)	(8,632)	(17,984)	(5,876)	(7,442)	(15,090)
Other	(1,334)	1,018	1,565	269	(54)	597

Total net accumulation unit transactions	(1,305,030)	(1,840,341)	(2,962,182)	(1,170,627)	(6,747,212)	(3,474,138)

Increase (decrease) in net assets	219,028	(678,856)	2,896,836	417,328	(6,883,725)	1,467,544

Net assets, beginning of period	$9,144,505	$13,150,944	$24,830,869	$6,258,829	$13,768,980	$22,554,507

Net assets, end of period	$9,363,533	$12,472,088	$27,727,705	$6,676,157	$6,885,255	$24,022,051

Units Issued, Transferred and Redeemed:
Beginning balance	753,403.11	845,060.48	2,090,466.72	622,721.41	1,092,355.25	1,043,023.65
Units issued	24,177.41	14,787.51	69,291.95	9,269.32	44,452.49	30,228.14
Units transferred	6,866.06	28,488.07	12,897.50	(1,675.63)	(106,000.60)	(18,116.66)
Units redeemed	(140,439.50)	(156,733.77)	(319,772.05)	(114,559.28)	(476,937.20)	(169,171.98)
Ending balance	644,007.08	731,602.29	1,852,884.12	515,755.82	553,869.94	885,963.15

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	T Rowe Price Equity Series				Van Eck VIPT				Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Global	Emerging	Global Hard	Real
	Growth	Income	Sciences	Strategies	Bond	Market	Assets	Estate	Discovery	Opportunity

Net investment income (loss)	$(43,119)	$36,699	$(14,393)	$52	$(470)	$(41,801)	$(809)	$(66)	$(38,322)	$(49,398)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	285,669	—	—	—	—

Net realized gain (loss) from shares sold	(542,089)	(214,574)	(75,642)	4	1,118	1,118,300	10,297	4,780	12,614	(1,206,784)

Net unrealized appreciation (depreciation) on investments	1,631,622	2,572,589	362,232	455	623	1,257,871	12,646	—	922,468	2,590,523

Net realized and unrealized gain (loss) on investments	1,089,533	2,358,015	286,590	459	1,741	2,661,840	22,943	4,780	935,082	1,383,739

Increase (decrease) in net assets resulting from operations	1,046,414	2,394,714	272,197	511	1,271	2,620,039	22,134	4,714	896,760	1,334,341

Accumulation unit transactions:
Participant deposits	139,113	429,382	91,144	20,214	683	157,004	22,981	3,794	33,933	68,246
Transfers between investment sub-accounts and general account, net	(257,441)	266,121	(76,452)	—	89,618	(1,548,281)	133,853	(8,302)	(92,943)	(227,088)
Net surrenders and lapses	(394,689)	(1,139,583)	(115,994)	—	(1,860)	(433,188)	(30,452)	(101)	(584,691)	(896,514)
Contract benefits	—	(59,716)	—	—	—	(17,782)	—	—	(20,016)	(91,422)
Loan collateral interest received	53	—	—	—	—	—	—	—	325	17
Transfers for policy loans	546	—	—	—	—	—	—	—	(2,575)	253
Contract charges	(2,725)	(4,496)	(858)	(35)	(14)	(1,457)	(36)	(1)	(3,098)	(3,321)
Other	1,126	7,917	(264)	(47)	(101)	2,060	(43)	(104)	(11)	1,717

Total net accumulation unit transactions	(514,017)	(500,375)	(102,424)	20,132	88,326	(1,841,644)	126,303	(4,714)	(669,076)	(1,148,112)

Increase (decrease) in net assets	532,397	1,894,339	169,773	20,643	89,597	778,395	148,437	—	227,684	186,229

Net assets, beginning of period	$2,938,408	$9,880,037	$1,010,630	$—	$730	$3,006,958	$—	$—	$2,735,260	$3,519,541

Net assets, end of period	$3,470,805	$11,774,376	$1,180,403	$20,643	$90,327	$3,785,353	$148,437	$—	$2,962,944	$3,705,770

Units Issued, Transferred and Redeemed:
Beginning balance	386,584.42	1,153,421.11	100,831.91	—	68.66	286,226.33	—	—	230,080.03	255,065.45
Units issued	16,246.17	34,826.28	7,925.57	1,543.05	63.21	9,789.96	1,749.96	582.76	2,533.40	4,204.50
Units transferred	(30,064.96)	21,584.54	(6,648.04)	—	8,294.36	(96,542.84)	10,192.63	(568.65)	(6,939.00)	(13,990.47)
Units redeemed	(46,210.04)	(96,994.80)	(11,194.54)	(6.33)	(298.77)	(28,082.55)	(2,324.87)	(14.11)	(45,546.78)	(60,946.90)
Ending balance	326,555.59	1,112,837.13	90,914.90	1,536.72	8,127.46	171,390.90	9,617.72	—	180,127.65	184,332.58

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the “Variable Account”) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The operations of the Variable Account are part of National Life Insurance Company (“National Life”).  The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable annuity products.  Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable annuity contracts issued by National Life.  Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for certain mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”).

The Variable Account invests the accumulated contractholder account values in shares of mutual fund portfolios within AIM Invesco Variable Insurance Funds, Alger American Fund, AllianceBernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund, DWS Variable Series II, Fidelity Variable Insurance Product Funds (“VIPF”), Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II,  Neuberger Berman Advisors Management Trust, Oppenheimer Variable Products, Sentinel Variable Products Trust (“SVPT”), T Rowe Price Equity Series, Van Eck VIPT Fund, and Wells Fargo Variable Trust Funds (formerly Strong Variable Insurance Funds).  Net premiums received by the Variable Account are deposited in investment portfolios as designated by the contractholder.  Contractholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are sixty-four sub-accounts within the Variable Account as of December 31, 2010.  Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder account values of the underlying variable annuity contracts investing in the sub-account.

During 2010, the AIM Variable Insurance Funds were renamed AIM Invesco V.I. Funds.

During 2010, the Dreyfus VIF Developing Leaders Portfolio was renamed Dreyfus VIF Opportunistic Small Cap Portfolio.

During 2010, Oppenheimer Strategic Bond was renamed Oppenheimer Global Strategic Income Bond.

During 2010, Sentinel Variable Products Trust Mid Cap Growth was renamed Sentinel Variable Products Mid Cap.

During 2010, Van Eck IT Worldwide Bond was renamed Van Eck VIPT Global Bond.

During 2010, Van Eck IT Worldwide Emerging Markets was renamed Van Eck VIPT Emerging Markets.

During 2010, Van Eck IT Worldwide Hard Assets was renamed Van Eck VIPTF Global Hard Assets.

During 2009, several new fund choices were added to further enhance the investment options available to contractholders.  These new fund choices included mutual fund portfolios within AllianceBernstein Variable Products, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products, Oppenheimer Variable Products,  and Van Eck VIPT Fund.

During 2009, the DWS Series II Dreman High Return Equity Fund was renamed DWS Series II Strategic Value Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 1 - NATURE OF OPERATIONS (continued)

During 2009, JP Morgan Series Trust II liquidated International Opportunity and Small Company and started International Equity and Small Cap Core Funds.

During 2009, the Van Eck VIP Trust Worldwide Real Estate Fund liquidated.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies followed in the preparation of the Variable Account’s financial statements:

Investments

The mutual fund portfolios consist of the AIM Invesco Dynamics Fund, AIM Invesco Global Health Care Fund, AIM Invesco Technology Fund, Alger Capital Appreciation Fund, Alger American LargeCap Growth Fund, Alger American SmallCap Fund, Alliance Bernstein VPS International Growth Fund, AllianceBernstein VPS International Value Fund, AllianceBernstein VPS Small/Mid Capitalization Value Fund, AllianceBernstein VPS Value, ACVP Income & Growth Fund, ACVP Inflation Protection Fund, ACVP International Fund, ACVP Ultra Fund, ACVP Value Fund, ACVP Vista Fund, Dreyfus Appreciation Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, DWS Variable Series II Dreman Small Mid Cap Value, DWS Variable Series II Dreman Small Cap Index Value, DWS Variable Series II Strategic Value Portfolio, FVIPF Contrafund, FVIPF Equity Income, FVIPF Growth, FVIPF High Income, FVIPF Index 500, FVIPF Investment Grade Bond, FVIPF Mid Cap, FVIPF Overseas, FVIPF Value Strategies, Franklin Templeton Foreign Securities, Franklin Templeton Global Real Estate, Franklin Templeton Mutual Global Discovery, Franklin Templeton Mutual Shares, Franklin Templeton Small Cap Value, Franklin Templeton Small-Midcap Growth, Franklin Templeton US Government Securities, JP Morgan Series Trust II International Equity, JP Morgan Series Trust II Small Cap Core, Neuberger Berman Mid Cap Growth, Neuberger Berman Partners, Neuberger Berman Short Duration Bond, Neuberger Berman Small Cap Growth, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Balanced, Oppenheimer Main Street Small Cap, Oppenheimer Global Strategic Income Bond, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock, SVPT Mid Cap, SVPT Money Market, SVPT Small Company, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences, T Rowe Price Personal Strategies, Van Eck VIPT Global Bond, Van Eck VIPT Emerging Market, Van Eck VIPT Global Hard Assets, Wells Fargo Discovery, and Wells Fargo Opportunity.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies.  Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio manager at the end of each period.  The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date.  The cost of investments sold was determined using the first in, first out method.

Policy Loans

Policyholders may obtain loans as outlined in the variable annuity contract.  At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Separate Account to the General Account of National Life.  Interest is credited by National Life at predetermined rates on collateral held in the General Account.  This interest is periodically transferred to the Variable Account.

Participant Transactions

Payments received from policyholders represent participant deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.  Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company’s General Account.  Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them.  Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations.  Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Federal Income Taxes

The operations of the Variable Account are part of and taxed with, the total operations of National Life.  Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2010 and through the financial statement issuance date of April 29, 2011.  The Company has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a Policy within the Segment.  Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration.  The mortality risk assumed is that the insureds under the policies may die sooner than anticipated.  The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Charges and Deductions

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Mortality and Expense Risk Charge	Daily	Annual Rate of 1.25% of the average daily net assets of each sub-account of the Separate Account	Deducted from sub-accounts as a Reduction in Unit Value
Administration Charge	Daily	Annual Rate of 0.15% of the average daily net assets of each sub-account of the Separate Account	Deducted from sub-accounts as a Reduction in Unit Value
Contingent Deferred Sales Charge	Upon Withdrawal or Surrender, depending on the specifics and duration of the Policy	0% - 7% of Net Premium Payments withdrawn or surrendered	Deducted from Accumulated Value upon Surrender or Lapse
Annual Contract Fee	Annually on Contract Anniversary on Contract Values under $50,000	$30	Unit Liquidation from Account Value
Transfer Charge	Upon making a Transfer	Currently no Amount is assessed	Deducted from Transfer amount
Premium Taxes	Upon Premium Payment, Annuitization, Death of owner, or Surrender, depending on specifics of the Policy	Amount of Premium Taxes, up to 3.5%	Deducted from Premium Payment or by Unit Liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amounts vary depending on the specifics of the Policy	Unit liquidation from Account Value

The SVPT mutual fund portfolios are managed by an affiliate of National Life.  During the year ended December 31, 2010, management fees were paid directly by the sub-accounts to the affiliate investment manager.  The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets.  The investment manager currently waives all or a portion of its management fees for some of the sub-accounts.  The effective advisory fee rates paid by the sub-accounts in 2010, after taking these waivers into account, range from 0% to .39%.  The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2011.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2010 are set forth below:

Portfolio	Shares	Cost
AIM Invesco Variable Insurance Funds (1)
Dynamics	70,111	$1,084,793
Global Health Care	115,897	1,856,654
Technology	85,916	1,033,380

Alger American Fund
Capital Appreciation	45,212	2,004,171
LargeCap Growth	317,377	8,894,726
SmallCap Growth	80,186	2,204,584

AllianceBernstein Variable Portfolios
International Growth	92,427	1,213,224
International Value	356,340	4,179,942
Small/Mid Cap Value	68,365	730,862
VPS Value	3,535	30,655

American Century Variable Portfolios
Income & Growth	465,139	3,117,995
Inflation Protection	527,789	5,575,224
International	1,106,186	7,487,144
Ultra	8,051	59,591
Value	1,092,081	6,087,348
Vista	128,070	1,807,599

Dreyfus Variable Investment Fund
Appreciation	32,437	1,121,429
Opportunistic Small Cap (2)	10,111	256,572
Quality Bond	120,754	1,324,884
Socially Responsible Growth	14,120	365,034

DWS Variable Series II
Dreman Small Mid Cap Value	408,412	3,593,949
Small Cap Index Value	2,907	29,913
Dreman Strategic Value	34,147	317,211

Fidelity Variable Insurance Product Funds
Contrafund	486,611	12,448,838
Equity Income	380,002	8,432,519
Growth	183,627	5,993,414
High Income	1,010,844	5,291,877
Index 500	90,197	11,903,247
Investment Grade Bond	831,660	10,316,096
Mid Cap	256,256	5,104,485
Overseas	359,178	5,834,712
Value Strategies	44,978	363,448

(1)     During 2010, AIM V.I Funds were renamed AIM Invesco V.I Funds.

(2)     During 2010, Dreyfus VIF Developing Leaders Fund was renamed Dreyfus VIF Opportunistic Small Cap Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 — INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2010 are set forth below:

Portfolio	Shares	Cost
Franklin Templeton VIP Trust
Foreign Securities	258,927	$3,304,510
Global Real Estate	90,393	1,059,297
Mutual Global Discovery	25,964	514,785
Mutual Shares Securities	78,450	1,242,889
Small Cap Value Securities	47,925	620,407
Small-Midcap	25,929	480,401
US Government	684,855	8,955,933

JP Morgan Series Trust II
International Equity	202,809	2,090,075
Small Cap Core	54,460	775,686

Neuberger Berman Advisors ManagementTrust
Mid Cap Growth	28,014	706,148
Partners	165,952	1,774,290
Short Duration Bond	1,084,533	12,838,577
Small Cap Growth	92,141	926,423
Socially Responsive	1,048	11,818

Oppenheimer Variable Products
Balanced	3,364	35,263
Main Street Small Cap	4,311	65,817
Global Strategic Income Bond (3)	73,386	396,481

Sentinel Variable Products Trust
Balanced	789,523	9,135,841
Bond	1,260,979	12,889,334
Common Stock	2,021,377	24,771,643
Mid Cap (4)	649,877	5,925,564
Money Market	5,475,251	5,475,251
Small Company	1,671,184	21,222,541

T Rowe Price Equity Series
Blue Chip Growth	328,784	2,890,151
Equity Income	619,779	9,087,077
Health Sciences	89,287	1,105,020
Personal Strategies	7,444	125,219

Van Eck VIPT
Global Bond (5)	16,477	193,994
Emerging Markets (6)	300,093	2,483,889
Global Hard Assets (7)	12,799	383,714

Wells Fargo Variable Trust Funds
Discovery	150,208	2,215,110
Opportunity	200,663	3,569,091

(3) During 2010, Oppenheimer Strategic Bond was renamed to Oppenheimer Global Strategic Income Bond.

(4) During 2010, Sentinel Variable Products Trust Mid Cap Growth was renamed Sentinel Variable Products Mid Cap.

(5) During 2010, Van Eck IT Worldwide Bond was renamed Van Eck VIPT Global Bond.

(6) During 2010, Van Eck IT Worldwide Emerging Markets was renamed Van Eck VIPT Emerging Markets.

(7) During 2010, Van Eck IT Worldwide Hard Assets was renamed Van Eck VIPT Global Hard Assets.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2010 aggregated the following:

Portfolio	Purchases	Sales Proceeds
AIM Invesco Variable Insurance Funds (1)
Dynamics	$118,822	$279,638
Global Health Care	78,988	597,226
Technology	152,727	304,112

Alger American Fund
Capital Appreciation	223,917	507,577
LargeCapGrowth	1,164,446	2,712,256
SmallCap Growth	188,080	556,233

AllianceBernstein Variable Portfolios
International Growth	366,769	468,454
International Value	1,077,718	1,006,476
Small/Mid Cap Value	191,017	267,357
VPS Value	19,814	1,514

American Century Variable Portfolios
Income & Growth	135,342	659,394
Inflation Protection	1,387,270	1,535,729
International	1,285,124	2,245,017
Ultra	3,576	71,790
Value	366,571	1,540,275
Vista	286,386	464,718

Dreyfus Variable Investment Fund
Appreciation	78,480	212,408
Opportunistic Small Cap (2)	233,025	163,429
Quality Bond	537,384	404,642
Socially Responsible Growth	6,828	92,285

DWS Variable Series II
Dreman Small Mid Cap Value	422,540	1,208,483
Small Cap Index Value	18,812	8,698
Dreman Strategic Value	52,564	58,543

Fidelity Variable Insurance Product Funds
Contrafund	980,597	2,580,854
Equity Income	482,237	1,414,957
Growth	283,704	1,269,382
High Income	1,083,045	1,449,670
Index 500	751,851	2,213,829
Investment Grade Bond	2,253,259	2,720,649
Mid Cap	1,024,144	2,014,573
Overseas	517,005	1,611,158
Value Strategies	148,167	106,604

(1)          During 2010, AIM V.I Funds were renamed AIM Invesco V.I Funds.

(2)          During 2010, Dreyfus VIF Developing Leaders Fund was renamed Dreyfus VIF Opportunistic Small Cap Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Portfolio	Purchases	Sales Proceeds
Franklin Templeton VIPF
Foreign Securities	$604,726	$765,203
Global Real Estate	140,814	382,078
Mutual Global Discovery	525,271	86,108
Mutual Shares Securities	68,596	299,085
Small Cap Value	78,014	189,755
Small-Midcap	324,540	68,910
US Government	2,257,353	2,046,503

JP Morgan Series Trust II
International Equity	189,113	679,159
Small Cap Core	42,550	165,499

Neuberger Berman Advisors Management Trust
Mid Cap Growth	39,689	96,634
Partners	88,209	349,109
Short Duration Bond	3,178,880	2,720,541
Small Cap Growth	65,108	206,030
Socially Responsive	55	243

Oppenheimer Variable Products
Balanced	35,459	208
Main Street Small Cap	62,675	9,823
Global Strategic Income Bond (3)	417,654	87,044

Sentinel Variable Products Trust
Balanced	1,014,571	1,867,075
Bond	3,933,636	3,946,836
Common Stock	2,208,144	6,014,042
Mid Cap (4)	315,496	1,370,504
Money Market	3,597,655	5,007,659
Small Company	1,252,622	5,872,533

T Rowe Price Equity Series
Blue Chip Growth	350,030	720,362
Equity Income	1,584,697	2,487,170
Health Sciences	170,637	229,497
Personal Strategies	124,923	21,171

Van Eck VIPT
Global Bond (5)	132,409	30,239
Emerging Markets (6)	644,634	1,125,380
Global Hard Assets (7)	347,841	113,824

Wells Fargo Variable Trust Funds
Discovery	104,713	784,757
Opportunity	184,075	934,828

(3) During 2010, Oppenheimer Strategic Bond was renamed to Oppenheimer Global Strategic Income Bond.

(4) During 2010, Sentinel Variable Products Trust Mid Cap Growth was renamed Sentinel Variable Products Mid Cap.

(5) During 2010, Van Eck IT Worldwide Bond was renamed Van Eck VIPT Global Bond.

(6) During 2010, Van Eck IT Worldwide Emerging Markets was renamed Van Eck VIPT Emerging Markets.

(7) During 2010, Van Eck IT Worldwide Hard Assets was renamed Van Eck VIPT Global Hard Assets.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2010, 2009, 2008, 2007, and 2006 are shown below.  Information for the years ended December 31, 2010, 2009, 2008, 2007, and 2006 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts.  Certain ratios presented for the prior years reflect the presentation used in the current year.

	At December 31, 2010			For the Year Ended December 31, 2010
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Invesco Variable Insurance Funds (1)
Dynamics	137,259.21	$9.00	$1,235,363	0.00%	1.40%	22.11%
Global Health Care	189,817.60	10.20	1,936,639	0.00%	1.40%	3.84%
Technology	278,272.43	4.94	1,374,663	0.00%	1.40%	19.63%

Alger American Fund
Capital Appreciation	193,953.16	12.16	2,358,256	0.39%	1.40%	12.45%
LargeCap Growth	861,743.94	16.09	13,863,044	0.75%	1.40%	11.82%
SmallCap Growth	168,009.27	15.30	2,569,972	0.00%	1.40%	23.56%

Alliance Bernstein Variable Products
International Growth	104,030.48	16.37	1,702,500	1.97%	1.40%	11.34%
International Value	369,431.22	14.37	5,309,464	3.24%	1.40%	3.15%
Small/Mid Cap Value	60,894.65	19.03	1,158,780	0.42%	1.40%	25.16%
Value	2,561.47	13.58	34,783	1.59%	1.40%	0.00%

American Century Variable Portfolios
Income & Growth	246,646.92	11.41	2,814,089	1.52%	1.40%	12.57%
Inflation Protection	463,138.08	12.66	5,863,734	1.85%	1.40%	3.90%
International	652,356.05	14.52	9,468,953	2.32%	1.40%	11.73%
Ultra	6,989.10	10.81	75,526	0.58%	1.40%	14.48%
Value	362,721.24	17.64	6,399,595	2.19%	1.40%	11.86%
Vista	164,003.50	12.76	2,092,663	0.00%	1.40%	22.17%

Dreyfus Variable Investment Fund
Appreciation	93,436.53	12.30	1,149,581	2.16%	1.40%	13.72%
Opportunistic Small Cap (2)	30,651.89	10.09	309,292	0.52%	1.40%	29.34%
Quality Bond	110,255.68	12.65	1,394,707	3.76%	1.40%	6.88%
Socially Responsible Growth	53,666.43	7.87	422,196	0.92%	1.40%	13.23%

DWS Variable Series II
Dreman Small MidCap Value	307,510.77	16.20	4,982,627	0.93%	1.40%	20.97%
Small Cap Index	2,192.28	16.45	36,072	0.98%	1.40%	24.65%
Dreman Strategic Value	28,728.32	9.69	278,297	1.60%	1.40%	10.58%

Fidelity Variable Insurance Products
Contrafund	508,636.86	22.85	11,620,276	1.20%	1.40%	15.60%
Equity Income	487,391.26	14.83	7,227,634	1.79%	1.40%	13.56%
Growth	467,591.54	14.57	6,810,724	0.26%	1.40%	22.46%
High Income	422,510.03	13.33	5,630,404	7.46%	1.40%	12.25%
Index 500	823,067.78	14.51	11,941,195	1.91%	1.40%	13.43%
Investment Grade Bond	681,909.89	15.65	10,670,200	3.40%	1.40%	6.31%
Mid Cap	440,731.77	19.01	8,376,994	0.35%	1.40%	27.06%
Overseas	432,555.63	13.93	6,023,421	1.34%	1.40%	11.55%
Value Strategies	21,293.36	20.57	438,085	0.57%	1.40%	0.00%

(1)          During 2010, AIM V.I Funds were renamed AIM (Invesco) V.I Funds.

(2)          During 2010, Dreyfus VIF Developing Leaders Fund was renamed Dreyfus VIF Opportunistic Small Cap Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2010			For the Year Ended December 31, 2010
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
Franklin Templeton Variable Insurance Products Trust
Foreign Securities	254,859.45	14.52	3,700,069	1.92%	1.40%	6.91%
Global Real Estate	103,318.94	11.22	1,159,740	2.90%	1.40%	19.30%
Mutual Global Discovery	40,480.65	13.57	549,401	1.66%	1.40%	0.00%
Mutual Shares Securities	103,906.52	12.04	1,251,281	1.55%	1.40%	9.66%
Small Cap Value Securities	51,192.43	15.21	778,787	0.77%	1.40%	26.45%
Small MidCap Growth	41,519.93	13.45	558,262	0.00%	1.40%	25.86%
US Government	843,947.66	10.83	9,135,960	3.43%	1.40%	4.10%

JP Morgan Series Trust II
International Equity	169,179.86	12.23	2,068,649	0.26%	1.40%	5.68%
Small Cap Core	50,815.35	16.02	814,174	0.00%	1.40%	25.37%

Neuberger Berman Advisors Management Trust
Mid Cap Growth	47,158.34	16.29	768,146	0.00%	1.40%	27.31%
Partners	136,025.02	13.75	1,870,280	0.68%	1.40%	14.07%
Short Duration Bond	1,157,937.18	10.49	12,146,773	5.29%	1.40%	3.83%
Small Cap Growth	116,015.32	9.74	1,129,654	0.00%	1.40%	17.96%
Socially Responsive	996.06	15.63	15,572	0.04%	1.40%	21.16%

Oppenheimer Variable Products
Balanced	2,848.23	13.40	38,179	0.00%	1.40%	0.00%
Main Street Small Cap	4,300.72	17.54	75,447	0.09%	1.40%	0.00%
Global Strategic Income Bond (3)	29,984.65	13.90	416,830	3.35%	1.40%	0.00%

Sentinel Variable Products Trust
Balanced	586,494.67	16.09	9,434,804	1.59%	1.40%	10.64%
Bond	684,171.32	18.04	12,344,983	3.44%	1.40%	5.84%
Common Stock	1,609,821.58	17.09	27,510,944	1.28%	1.40%	14.20%
Mid Cap Growth (4)	444,732.90	15.77	7,012,168	0.05%	1.40%	21.81%
Money Market	446,619.76	12.26	5,475,251	0.00%	1.40%	-1.38%
Small Company	735,882.26	33.09	24,349,158	0.05%	1.40%	22.03%

T Rowe Price Equity Series
Blue Chip Growth	297,989.28	12.16	3,623,197	0.00%	1.40%	14.40%
Equity Income	1,029,120.01	11.97	12,321,198	1.64%	1.40%	13.16%
Health Sciences	87,932.93	14.76	1,298,240	0.00%	1.40%	13.71%
Personal Strategies	9,013.88	15.06	135,782	2.36%	1.40%	0.00%

Van Eck VIPT
Global Bond (5)	17,030.42	11.64	198,222	1.92%	1.40%	4.73%
Emerging Markets (6)	153,592.44	27.63	4,243,312	0.58%	1.40%	25.09%
Global Hard Assets (7)	24,510.49	19.67	482,129	0.18%	1.40%	0.00%

Wells Fargo Advantage Funds
Discovery	145,373.36	21.99	3,196,425	0.00%	1.40%	33.67%
Opportunity	150,645.80	24.54	3,696,222	0.76%	1.40%	22.05%

(3) During 2010, Oppenheimer Strategic Bond was renamed to Oppenheimer Global Strategic Income Bond.

(4) During 2010, Sentinel Variable Products Trust Mid Cap Growth was renamed Sentinel Variable Products Mid Cap.

(5) During 2010, Van Eck IT Worldwide Bond was renamed Van Eck VIPT Global Bond.

(6) During 2010, Van Eck IT Worldwide Emerging Markets was renamed Van Eck VIPT Emerging Markets.

(7) During 2010, Van Eck IT Worldwide Hard Assets was renamed Van Eck VIPT Global Hard Assets.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

	At December 31, 2009			For the Year Ended December 31, 2009
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Variable Insurance Funds
Dynamics	156,228.34	$7.37	$1,151,465	0.00%	1.40%	40.47%
Global Health Care	239,579.68	9.83	2,353,999	0.33%	1.40%	25.91%
Technology	308,473.23	4.13	1,273,816	0.00%	1.40%	55.22%

Alger American Fund
Capital Appreciation (1)	217,136.84	10.81	2,347,812	0.00%	1.40%	49.01%
LargeCap Growth	960,958.64	14.39	13,825,005	0.65%	1.40%	45.53%
SmallCap Growth	193,876.81	12.38	2,400,116	0.00%	1.40%	43.50%

AllianceBernstein Variable Products
International Growth	110,778.45	14.70	1,628,336	4.92%	1.40%	37.65%
International Value	368,991.91	13.93	5,141,311	1.34%	1.40%	32.82%
Small/Mid Capitalization Value	64,932.24	15.20	987,263	1.06%	1.40%	40.88%
Value	1,145.97	12.31	14,113	0.27%	1.40%	0.00%

American Century Variable Portfolios
Income & Growth	296,030.18	10.14	3,000,383	4.90%	1.40%	16.46%
Inflation Protection	477,034.51	12.19	5,813,222	1.88%	1.40%	8.94%
International	728,813.28	12.99	9,468,299	1.96%	1.40%	31.92%
Ultra	14,036.49	9.44	132,495	0.26%	1.40%	32.62%
Value	438,223.36	15.77	6,912,205	5.97%	1.40%	18.21%
Vista	177,745.10	10.44	1,856,408	0.00%	1.40%	20.78%

Dreyfus Variable Investment Fund
Appreciation	106,106.86	10.82	1,147,925	2.68%	1.40%	20.86%
Developing Leaders	23,584.31	7.80	183,996	1.46%	1.40%	24.29%
Quality Bond	102,191.50	11.84	1,209,510	4.70%	1.40%	13.37%
Socially Responsible Growth	65,698.39	6.95	456,464	0.97%	1.40%	31.91%

DWS Variable Series II
Dreman Small MidCap Value	360,814.43	13.39	4,832,918	1.61%	1.40%	27.49%
Small Cap Index	1,508.43	13.20	19,912	0.00%	1.40%	24.82%
Strategic Value (2)	29,440.36	8.76	257,900	4.44%	1.40%	23.21%

(1)   In 2009, Alger Leveraged All Cap was renamed Alger Capital Appreciation.

(2)   In 2009, the DWS Dreman High Return Equity Fund as renamed DWS Strategic Value Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2009			For the Year Ended December 31, 2009
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
Fidelity Variable Insurance Products (3)
Contrafund	586,194.79	19.76	11,585,122	1.35%	1.40%	33.83%
Equity Income	558,382.63	13.06	7,291,729	2.21%	1.40%	28.41%
Growth	542,841.33	11.89	6,456,723	0.42%	1.40%	26.51%
High Income	478,658.05	11.87	5,682,505	7.45%	1.40%	41.97%
Index 500	957,017.49	12.79	12,240,213	2.49%	1.40%	24.86%
Investment Grade Bond	732,408.99	14.72	10,779,684	8.93%	1.40%	14.12%
Mid Cap	495,908.21	14.96	7,418,617	0.68%	1.40%	38.15%
Overseas	521,169.48	12.48	6,505,820	2.01%	1.40%	24.78%
Value Strategies	18,880.08	16.47	311,034	1.53%	1.40%	0.00%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	268,157.00	13.58	3,641,534	3.31%	1.40%	35.15%
Global Real Estate	129,572.17	9.41	1,219,142	12.67%	1.40%	17.44%
Mutual Global Discovery	5,683.37	12.26	69,683	1.74%	1.40%	0.00%
Mutual Shares Securities	124,536.72	10.98	1,367,627	1.90%	1.40%	24.31%
Small Cap Value Securities	59,165.89	12.03	711,807	1.66%	1.40%	27.37%
Small MidCap Growth	20,304.60	10.68	216,913	0.00%	1.40%	41.59%
US Government	840,502.24	10.40	8,740,541	3.74%	1.40%	1.91%

JP Morgan Series Trust II
International Equities	211,691.21	11.57	2,449,352	5.88%	1.40%	33.05%
Small Cap Core	59,067.16	12.78	754,871	0.77%	1.40%	20.88%

Neuberger Berman Advisors Management Trust
Mid Cap Growth	50,688.14	12.79	648,510	0.00%	1.40%	29.76%
Partners	155,553.59	12.05	1,875,011	2.54%	1.40%	53.92%
Short Duration Bond	1,158,958.54	10.10	11,709,091	7.86%	1.40%	11.76%
Small Cap Growth	130,420.57	8.25	1,076,581	0.00%	1.40%	21.06%
Socially Responsive	996.16	12.90	12,854	3.05%	1.40%	29.61%

Oppenheimer Variable Products
Main Street Small Cap	853.56	14.46	12,339	0.00%	1.40%	0.00%
Strategic Bond	5,196.27	12.28	63,820	0.00%	1.40%	0.00%

Sentinel Variable Products Trust
Balanced	644,007.08	14.54	9,363,533	2.65%	1.40%	19.79%
Bond	731,602.29	17.05	12,472,088	4.88%	1.40%	9.55%
Common Stock	1,852,884.12	14.96	27,727,705	1.46%	1.40%	25.98%
Mid Cap	515,755.82	12.94	6,676,157	0.12%	1.40%	28.79%
Money Market	553,869.94	12.43	6,885,255	0.01%	1.40%	-1.38%
Small Company	885,963.15	27.11	24,022,051	0.42%	1.40%	25.39%

T Rowe Price Equity Series
Blue Chip Growth	326,555.59	10.63	3,470,805	0.00%	1.40%	39.83%
Equity Income	1,112,837.05	10.58	11,774,376	1.71%	1.40%	23.52%
Health Sciences	90,914.90	12.98	1,180,403	0.00%	1.40%	29.54%
Personal Strategies	1,536.72	13.43	20,643	1.60%	1.40%	0.00%

Van Eck VIPT
Global Bond	8,127.46	11.11	90,327	0.06%	1.40%	4.52%
Emerging Markets	171,390.90	22.09	3,785,353	0.20%	1.40%	110.23%
Global Hard Assets	9,617.72	15.43	148,437	0.00%	1.40%	0.00%

Wells Fargo Advantage Funds
Discovery	180,127.65	16.45	2,962,944	0.00%	1.40%	38.36%
Opportunity	184,332.58	20.10	3,705,770	0.00%	1.40%	45.69%

(3) In 2009, the Variable Insurance Product Funds were renamed Fidelity Variable Insurance Product Funds.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

	At December 31, 2008			For the Year Ended December 31, 2008
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Variable Insurance Funds
Dynamics	181,428.57	$5.25	$951,922	0.00%	1.40%	-48.80%
Global Health Care	288,814.87	7.80	2,253,808	0.00%	1.40%	-29.61%
Technology	310,842.57	2.66	826,937	0.00%	1.40%	-45.28%

Alger American Fund
LargeCap Growth (1)	1,168,059.04	9.89	11,546,926	0.19%	1.40%	-46.90%
Leveraged All Cap	276,672.55	7.26	2,007,550	0.00%	1.40%	-45.90%
SmallCap Growth (2)	249,280,06	8.63	2,150,580	0.00%	1.40%	-47.34%

AllianceBernstein Variable Products
International Growth	145,937.89	10.68	1,558,362	0.00%	1.40%	11.18%
International Value	415,283.16	10.49	4,356,561	0.00%	1.40%	10.61%
Small/Mid Cap Value	66,769.67	10.79	720,606	0.00%	1.40%	10.48%

American Century Variable Portfolios
Income & Growth	382,167.65	8.70	3,325,854	2.26%	1.40%	-35.49%
Inflation Protection	534,738.47	11.19	5,981,733	5.79%	1.40%	-2.65%
International	795,732.59	9.85	7,836,585	0.81%	1.40%	-45.59%
Ultra	12,256.08	7.12	87,233	0.00%	1.40%	-42.29%
Value	556,018.62	13.34	7,419,425	2.92%	1.40%	-27.79%
Vista	200,200.39	8.65	1,731,246	0.00%	1.40%	-49.34%

Dreyfus Variable Investment Fund
Appreciation	128,320.27	8.95	1,148,593	2.29%	1.40%	-30.53%
Opportunistic Small Cap	20,865.92	6.28	130,970	0.95%	1.40%	-38.46%
Quality Bond	108,494.89	10.44	1,132,692	4.91%	1.40%	-5.51%
Socially Responsible Growth	78,713.24	5.27	414,604	0.82%	1.40%	-35.34%

DWS Variable Series II
Dreman High Return Equity	39,204.61	7.11	278,739	3.14%	1.40%	-46.91%
Dreman Small Cap Value	397,360.39	10.51	4,174,657	1.42%	1.40%	-34.60%
Small Cap Index	227.12	10.58	2,402	0.00%	1.40%	4.30%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	300,043.10	10.05	3,014,878	2.83%	1.40%	-41.21%
Mutual Shares Securities	124,773.49	8.83	1,102,304	3.18%	1.40%	-37.98%
Global Real Estate	127,569.68	8.01	1,022,094	1.09%	1.40%	-43.19%
Small Cap	21,119.63	7.54	159,347	0.00%	1.40%	-43.29%
Small Cap Value Securities	77,016.88	9.45	727,458	4.52%	1.40%	-33.95%
US Government	768,297.55	10.20	7,839,744	0.00%	1.40%	1.60%

(1)  In 2008, Alger Growth Portfolio was renamed Alger LargeCap Growth Portfolio.

(2)  In 2008, Alger Small Capitalization was renamed Alger SmallCap Growth Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2008			For the Year Ended December 31, 2008
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)
JP Morgan Series Trust II
International Equity	261,660.42	$8.70	$2,275,502	1.98%	1.40%	-42.17%
Small Company	68,964.25	10.57	729,100	0.21%	1.40%	-32.93%

Neuberger Berman Advisors Management Trust
Small Cap Growth (3)	138,379.47	6.82	943,590	0.00%	1.40%	-40.31%
Short Duration Bond (4)	1,235,140.89	9.04	11,165.659	4.89%	1.40%	-14.63%
Mid Cap Growth	56,291.47	9.86	554,942	0.00%	1.40%	-44.16%
Partners	182,054.82	7.83	1,425,741	0.57%	1.40%	-53.06%
Socially Responsive	342.54	9.96	3,410	0.00%	1.40%	3.14%

Sentinel Variable Products Trust
Balanced	753,403.11	12.14	9,144,505	2.69%	1.40%	-25.01%
Bond	845,060.48	15.56	13,150.944	3.55%	1.40%	1.96%
Common Stock	2,090,466.72	11.88	24,830,869	1.06%	1.40%	-33.97%
Mid Cap Growth	622,721.41	10.05	6,258,829	0.00%	1.40%	-46.81%
Money Market	1,092,355.25	12.60	13,768,829	1.81%	1.40%	0.48%
Small Company	1,043,023.65	21.62	22,554,507	0.24%	1.40%	-33.23%

T Rowe Price Equity Series
Blue Chip Growth	386,584.42	7.60	2,938,408	0.04%	1.40%	-43.45%
Equity Income	1,153,421.11	8.57	9,880,037	2.77%	1.40%	-37.15%
Health Sciences	100,831.91	10.02	1,010,630	0.00%	1.40%	-30.16%

Van Eck VIPT
Global Bond	68.66	10.63	730	0.00%	1.40%	-1.59%
Emerging Markets	286,226.33	10.51	3,006,958	0.00%	1.40%	10.21%

Variable Insurance Product Funds
Contrafund	688,570.58	14.77	10,168,158	0.98%	1.40%	-43.31%
Equity Income	701,387.02	10.17	7,132,864	2.20%	1.40%	-43.45%
Growth	631,904.99	9.40	5,940,940	0.85%	1.40%	-47.90%
High Income	608,864.03	8.36	5,091,432	7.71%	1.40%	-26.03%
Index 500	1,094,611.26	10.24	11,212,942	2.06%	1.40%	-37.87%
Investment Grade Bond	955,380.45	12.90	12,321,224	4.83%	1.40%	-4.59%
Mid Cap	562,513.67	10.83	6,091,181	0.74%	1.40%	-40.28%
Overseas	648,121.37	10.00	6,483,862	1.80%	1.40%	-44.59%

Wells Fargo Advantage Funds
Discovery	230,080.03	11.89	2,735,260	0.00%	1.40%	-45.13%
Opportunity	255,065.45	13.80	3,519,541	2.01%	1.40%	-40.93%

(3)          In 2008, Neuberger Berman Fasciano Portfolio was renamed SmallCap Growth Portfolio.

(4)          In 2008, Neuberger Berman Limited Maturity Bond Portfolio was renamed Short Duration Bond Portfolio.

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2007			For the Year Ended December 31, 2007
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Variable Insurance Funds
Dynamics	230,558.35	$10.25	$2,362,654	0.00%	1.40%	10.63%
Global Health Care	341,259.65	11.09	3,783,324	0.00%	1.40%	10.30%
Technology	328,944.24	4.86	1,599,083	0.00%	1.40%	6.21%

Alger American Fund
Growth	488,401.25	18.62	9,092,983	0.37%	1.40%	18.28%
Leveraged All Cap	326,390.51	13.41	4,377,449	0.00%	1.40%	31.68%
Small Capitalization	314,790.35	16.38	5,157,454	0.00%	1.40%	15.61%

American Century Variable Portfolios
Income & Growth	489,066.33	13.49	6,598,162	2.00%	1.40%	-1.46%
Inflation Protection	1,255,322.99	11.49	14,424,718	4.66%	1.40%	8.18%
International	617,151.46	18.10	11,170,455	0.61%	1.40%	16.42%
Ultra	25,823.38	12.33	318,507	0.00%	1.40%	19.33%
Value	1,112,047.50	18.48	20,550,604	1.53%	1.40%	-6.46%
Vista	493,762.64	17.07	8,427,980	0.00%	1.40%	37.83%

Dreyfus Variable Investment Fund
Appreciation	216,453.19	12.88	2,788,894	2.34%	1.40%	5.64%
Developing Leaders	26,843.91	10.20	273,792	0.61%	1.40%	-12.30%
Quality Bond	111,744.54	11.05	1,234,621	4.61%	1.40%	2.10%
Socially Responsible Growth	90,726.82	8.15	739,016	0.54%	1.40%	6.29%

DWS Scudder Variable Series II
Dreman High Return Equity	58,291.22	13.39	780,627	1.03%	1.40%	-3.55%
Dreman Small Cap Value	544,208.72	16.06	8,741,685	0.30%	1.40%	1.24%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	774,545.94	17.09	13,237,320	1.78%	1.40%	13.85%
Mutual Shares Securities	166,258.54	14.24	2,368.336	1.39%	1.40%	2.04%
Global Real Estate (1)	162,047.58	14.10	2,285,520	2.44%	1.40%	-21.96%
Small Cap	26,565.34	13.31	353,466	0.00%	1.40%	9.70%
Small Cap Value Securities	92,809.03	14.30	1,327,152	0.62%	1.40%	-3.74%

JP Morgan Series Trust II
International Equity	320,948.47	15.04	4,826,192	1.05%	1.40%	7.81%
Small Company	93,558.55	15.76	1,474,755	0.01%	1.40%	-6.98%

(1)   In 2007, Franklin Templeton Real Estate was renamed to Franklin Templeton Global Real Estate.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2007			For the Year Ended December 31, 2007
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)

Neuberger Berman Advisors Management Trust
Fasciano	485,098.06	$11.42	$5,542,035	0.00%	1.40%	-0.88%
Limited Maturity	1,735,213.11	10.59	18,374,326	2.82%	1.40%	3.32%
Mid Cap Growth	83,823.01	17.65	1,479,765	0.00%	1.40%	20.83%
Partners	193,427.51	16.68	3,226,769	0.63%	1.40%	7.82%

Sentinel Variable Products Trust
Balanced	943,052.61	16.19	15,263,919	2.12%	1.40%	6.93%
Bond	1,062,958.16	15.26	16,223,177	3.95%	1.40%	5.56%
Common Stock	2,603,670.88	17.99	46,837,430	1.10%	1.40%	8.68%
Mid Cap Growth	718,600.16	18.89	13,577,411	0.00%	1.40%	20.31%
Money Market	811,951.30	12.54	10,185,585	4.72%	1.40%	3.32%
Small Company	1,236,392.58	32.39	40,042,276	0.58%	1.40%	7.09%

T Rowe Price Equity Series
Blue Chip Growth	1,139,712.29	13.44	15,318,257	0.08%	1.40%	10.93%
Equity Income	121,053.58	13.63	1,649,860	1.48%	1.40%	1.60%
Health Sciences	97,259.14	14.35	1,395,750	0.00%	1.40%	16.08%

Variable Insurance Product Funds
Contrafund	814,520.78	26.05	21,218,249	0.90%	1.40%	15.96%
Equity Income	982,693.53	17.98	17,672,607	1.83%	1.40%	0.12%
Growth	718,993.68	18.05	12,974,933	0.84%	1.40%	25.20%
High Income	848,981.68	11.30	9,597,025	8.15%	1.40%	1.36%
Index 500	1,356,255.13	16.49	22,560,266	3.27%	1.40%	3.90%
Investment Grade Bond	1,660,150.55	13.52	22,440,600	4.33%	1.40%	2.90%
Mid Cap	296,831.58	18.13	5,382,542	0.92%	1.40%	14.02%
Overseas	1,138,868.59	18.05	20,560,266	3.27%	1.40%	15.68%

Wells Fargo Advantage Funds
Discovery	287,929.41	21.67	6,238,378	0.00%	1.40%	20.62%
Opportunity	308,691.14	23.36	7,210,914	0.60%	1.40%	5.15%

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2006			For the Year Ended December 31, 2006
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Variable Insurance Funds
Dynamics	274,929.94	$9.26	$2,546,709	0.00%	1.40%	14.51%
Global Health Care	415,276.77	10.05	4,173,968	0.00%	1.40%	3.78%
Technology	387,355.19	4.58	1,773,001	0.00%	1.40%	8.96%

Alger American Fund
Growth	682,503.10	15.74	10,743,125	0.13%	1.40%	3.70%
Leveraged AllCap	240,392.39	10.19	2,448,421	0.00%	1.40%	17.62%
Small Capitalization	374,886.88	14.17	5,312,660	0.00%	1.40%	18.36%

American Century Variable Portfolios
Income & Growth	601,543.80	13.69	8,235,590	1.87%	1.40%	15.47%
Inflation Protection	1,113,774.46	10.62	11,830,969	3.48%	1.40%	0.49%
International	547,976.90	15.55	8,519,781	1.29%	1.40%	23.30%
Ultra	13,484.80	10.34	139,375	0.00%	1.40%	-4.61%
Value	1,044,069.87	19.76	20,626,235	1.35%	1.40%	17.02%
Vista	823,729.18	12.38	10,201,035	0.00%	1.40%	7.50%

Dreyfus Variable Investment Fund
Appreciation	730,198.31	12.20	8,905,668	1.40%	1.40%	14.87%
Developing Leaders	18,175.92	11.63	211,375	0.32%	1.40%	2.34%
Quality Bond	80,546.01	10.82	871,591	4.37%	1.40%	2.80%
Socially Responsible Growth	110,434.19	7.66	846,330	0.11%	1.40%	7.70%

DWS Scudder Variable Series II (1)
Dreman High Return Equity	48,695.97	13.88	676,114	1.33%	1.40%	16.58%
Dreman Small Cap Value	161,908.39	15.87	2,568,888	0.33%	1.40%	22.87%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	612,574.54	15.01	9,195,362	1.18%	1.40%	19.77%
Mutual Shares Securities	127,395.57	13.96	1,778,437	1.21%	1.40%	16.75%
Real Estate	174,101.91	18.07	3,146,658	1.88%	1.40%	18.92%
Small Cap	24,421.84	12.13	296,226	0.00%	1.40%	7.19%
Small Cap Value Securities	99,096.40	14.85	1,472,072	0.58%	1.40%	15.37%

JP Morgan Series Trust II
International Equity	349,417.97	13.95	4,873,554	0.96%	1.40%	20.36%
Small Company	115,961.87	16.95	1,965,078	0.00%	1.40%	13.42%

(1)    In 2006, the Scudder Variable Series II mutual fund portfolio was renamed DWS Scudder Variable Series II Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2006			For the Year Ended December 31, 2006
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)

Neuberger Berman Advisors Management Trust
Fasciano	423,265.64	$11.53	$4,878,677	0.00%	1.40%	3.80%
Limited Maturity	1,484,819.93	10.25	15,218,356	3.20%	1.40%	2.77%
Mid Cap Growth	39,266.72	14.61	573,714	0.00%	1.40%	13.11%
Partners	206,120.72	15.47	3,189,250	0.70%	1.40%	10.69%

Sentinel Variable Products Trust
Balanced	1,103,558.00	15.14	16,704,403	2.38%	1.40%	9.95%
Bond	1,198,084.14	14.46	17,321,849	4.67%	1.40%	2.27%
Common Stock	2,718,931.26	16.55	45,006,393	1.46%	1.40%	14.54%
Growth Index	—	—	—	0.00%	1.40%	3.33%
Mid Cap Growth	862,387.68	15.70	13,543,639	0.00%	1.40%	4.15%
Money Market	851,095.95	12.14	10,333,584	4.59%	1.40%	3.26%
Small Company	1,311,018.77	30.24	39,646,714	0.20%	1.40%	14.57%

T Rowe Price Equity Series
Blue Chip Growth	1,264,772.76	12.12	15,324,800	0.22%	1.40%	7.82%
Equity Income	115,963.86	13.41	1,555,638	1.31%	1.40%	17.01%
Health Sciences	140,366.78	12.36	1,735,405	0.00%	1.40%	6.94%

Variable Insurance Product Funds
Contrafund	927,655.92	22.47	20,839,792	1.28%	1.40%	10.18%
Equity Income	1,038,522.00	17.96	18,654,387	3.34%	1.40%	18.54%
Growth (2)	876,812.79	14.41	12,638,070	0.40%	1.40%	5.38%
High Income	909,615.80	11.15	10,144,724	7.51%	1.40%	9.70%
Index 500	1,666,576.35	15.86	26,429,051	1.80%	1.40%	14.13%
Investment Grade Bond	1,816,680.55	13.14	23,865,131	3.96%	1.40%	2.91%
Mid Cap	329,694.14	15.90	5,243,325	0.31%	1.40%	11.15%
Overseas	1,027,144.34	15.61	16,029,555	0.89%	1.40%	16.45%

Wells Fargo Advantage Funds
Discovery	361,074.56	17.96	6,485,575	0.00%	1.40%	13.06%
Opportunity	387,060.86	22.22	8,598,672	0.00%	1.40%	10.67%

(2) In 2006, the assets of the SVPT Growth Index Fund were merged with the assets of the SVPT Mid Cap Growth Fund.

(a)  These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income.  The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders’ net contributions to the Variable Account.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 9 — FUND SUBSTITUTIONS

There have been no fund substitutions in the years 2006, 2007, 2008, 2009 or 2010.

NLV Financial Corporation
and Subsidiaries

Financial Statements

December 31, 2010 and 2009

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

Contents

December 31, 2010 and 2009

Report of Independent Auditors

Consolidated Financial Statements

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Changes in Stockholder’s Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

NLV Financial Corporation:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries (the Company) at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

March 9, 2011

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of December 31,
(in thousands)	2010	2009
Assets:
Cash and investments:
Available-for-sale debt securities	$13,242,633	$11,503,503
Available-for-sale debt securities on loan	—	132,644
Total available-for-sale debt securities	13,242,633	11,636,147

Available-for-sale equity securities	87,253	92,170
Trading equity securities	20,884	18,908
Mortgage loans on real estate	1,643,695	1,591,438
Policy loans	735,837	718,756
Real estate investments	29,405	24,698
Securities lending invested collateral	—	46,838
Derivatives	522,917	701,249
Other invested assets	272,320	254,577
Short term investments	357,870	243,055
Cash	209,164	272,488
Total cash and investments	17,121,978	15,600,324

Deferred policy acquisition costs	857,445	1,055,829
Accrued investment income	167,698	162,647
Premiums and fees receivable	18,098	23,672
Deferred income taxes	—	16,594
Amounts recoverable from reinsurers	162,365	160,219
Present value of future profits of insurance acquired	31,480	35,321
Property and equipment, net	62,898	52,728
Other assets	220,541	212,000
Goodwill and intangibles	53,329	53,411
Separate account assets	745,595	697,809
Total assets	$19,441,427	$18,070,554

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,643,288	$4,648,474
Policyholder account liabilities	10,352,538	9,222,206
Policyholders’ deposits	86,474	74,144
Policy claims payable	55,845	52,907
Policyholders’ dividends	225,984	141,505
Total policy liabilities	15,364,129	14,139,236

Amounts payable to reinsurers	20,751	21,492
Securities lending payable	—	135,325
Derivatives	282,476	462,543
Other liabilities and accrued expenses	381,858	360,082
Pension and other post-retirement benefit obligations	192,833	200,776
Deferred income taxes	94,270	-
Federal income tax payable	8,806	381
Debt	487,870	487,838
Separate account liabilities	745,595	697,809
Total liabilities	$17,578,588	$16,505,482

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	—	—
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	—	—
Preferred stock, 500 shares authorized, no shares issued and outstanding	—	—
Retained earnings	1,678,574	1,556,153
Accumulated other comprehensive income	184,265	8,919
Total stockholder’s equity	1,862,839	1,565,072
Total liabilities and stockholder’s equity	$19,441,427	$18,070,554

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the years ended December 31,
(in thousands)	2010	2009	2008

Revenues:
Insurance premiums	$302,498	$308,993	$322,470
Policy and contract charges	257,624	228,493	210,113
Net investment income	1,015,246	929,356	575,766
Net realized investment gains (losses)	23,452	(24,128)	(105,994)
Change in value of trading equity securities	2,369	3,592	(7,650)
Mutual fund commissions and fee income	123,862	92,688	98,837
Other income	16,587	18,328	19,659

Total revenues	1,741,638	1,557,322	1,113,201

Benefits and Expenses:
Increase in policy liabilities	29,655	12,268	45,105
Policy benefits	416,952	427,218	406,068
Policyholders’ dividends and dividend obligations	111,524	122,282	113,798
Interest credited to policyholder account liabilities	473,503	443,476	108,679
Operating expenses	200,890	185,026	168,655
Interest expense on debt	41,585	26,814	21,666
Policy acquisition expenses and amortization of present value of future profits, net	297,258	238,603	241,710

Total benefits and expenses	1,571,367	1,455,687	1,105,681

Income before income taxes	170,271	101,635	7,520

Income tax expense (benefit)	47,850	29,362	(7,840)

Net Income	$122,421	$72,273	$15,360

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

January 1, 2008	—	—	—	1,470,504	17,814	1,488,318

Cumulative effect of SFAS 158 measurement date adjustment	—	—	—	(1,984)	—	(1,984)

Comprehensive income:
Net income	—	—	—	15,360	—	15,360
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	(404,865)	(404,865)
Change in cash flow hedge on debt issuance, net	—	—	—	—	34	34
Change in SFAS 158 liability, net	—	—	—	—	(36,315)	(36,315)
Total comprehensive income						(425,786)

December 31, 2008	—	—	—	1,483,880	(423,332)	1,060,548

Comprehensive income:
Net income	—	—	—	72,273	—	72,273
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	421,269	421,269
Change in cash flow hedge on debt issuance, net	—	—	—	—	34	34
Change in ASC 715 liability, net	—	—	—	—	10,948	10,948
Total comprehensive income						504,524

December 31, 2009	—	—	—	1,556,153	8,919	1,565,072

Comprehensive income:
Net income	—	—	—	122,421	—	122,421
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	170,961	170,961
Change in cash flow hedge on debt issuance, net	—	—	—	—	33	33
Change in ASC 715 liability, net	—	—	—	—	4,352	4,352
Total comprehensive income						297,767

December 31, 2010	$—	$—	$—	$1,678,574	$184,265	$1,862,839

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
(in thousands)	2010	2009	2008
Cash Flows from Operating Activities:
Net income	$122,421	$72,273	$15,360

Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	16,447	(20,129)	12,193
Interest credited to policyholder account liabilities	473,503	443,476	108,679
Amortization of deferred policy acquisition costs	208,953	166,385	160,675
Policy and contract charges	(257,624)	(228,493)	(210,113)
Net realized investment (gains) losses	(23,452)	24,128	105,994
Net option (gains) losses	(138,712)	(129,372)	197,184
Market value change on corporate owned life insurance policies	(6,636)	(5,477)	(3,388)
Change in present value of future profits of insurance acquired	3,841	2,455	4,974
Depreciation	9,940	9,033	7,867
Allowance for doubtful mortgages	306	10,160	—
Other	(18,002)	(4,280)	(22,674)
Changes in assets and liabilities:
Accrued investment income	(5,051)	(15,007)	(7,742)
Deferred policy acquisition costs	(230,423)	(265,083)	(236,105)
Policy benefit liabilities	49,130	45,372	24,872
Other assets and liabilities	27,236	112,620	67,992
Net cash provided by operating activities	231,877	218,061	225,768

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	3,818,257	5,553,192	1,917,642
Cost of investments acquired	(4,750,724)	(6,783,753)	(2,833,440)
Change in policy loans	(17,081)	495	(12,973)
Change in short term investments	(114,815)	(146,728)	(3,724)
Change in securities lending invested collateral	46,838	34,602	153,251
Other	(6,123)	2,767	(43,345)
Net cash used by investing activities	(1,023,648)	(1,339,425)	(822,589)

Cash Flows from Financing Activities:
Policyholders’ deposits	1,621,981	1,899,531	1,548,519
Policyholders’ withdrawals	(767,577)	(768,950)	(835,274)
Change in securities lending payable	(135,325)	13,630	(148,232)
Proceeds from debt issuance	—	200,000	—
Debt retirement	32	(3,842)	—
Change in other deposits	9,336	1,823	280
Net cash provided by financing activities	728,447	1,342,192	565,293

Net Increase (Decrease) in Cash	(63,324)	220,828	(31,528)

Cash:
Beginning of year	272,488	51,660	83,188

End of year	$209,164	$272,488	$51,660

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services.  The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848.  The Company employs approximately 900 people, primarily concentrated in Montpelier, Vermont and Addison, Texas.  Between 1996 and 1999, National Life purchased all of the voting stock of Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer and the sole subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company.  All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”).  NLHC and its subsidiaries are collectively known as the National Life Group.  NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF’s common stock class B shares outstanding.  NLVF has assets and operations primarily related to the issuance of debt.  For additional information, see Note 11.  Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

The Company’s insurance operations develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management services. Insurance and annuity products are primarily distributed through seventeen general agencies in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America.  The Company has in excess of 570,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its affiliates.  About 28% of the Company’s total collected premiums and deposits are from residents of the states of New York and California.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc.  (“Sentinel Funds”).  The Sentinel Funds’ $9 billion of net assets represent fifteen mutual funds managed on behalf of approximately 270,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”).  Preparing financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts and related disclosures.  Actual results could differ from those estimates.

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates (continued)

and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; evaluation of other-than-temporary impairments on available-for-sale securities; valuations related to benefit plans; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 and through the consolidated financial statement issuance date of March 9, 2011.  The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash

In 2010, the Company exited its securities lending program.  In 2009, the Company’s cash consisted of unrestricted and restricted cash which was associated with the Company’s securities lending program.  The restricted cash balance was $73.7 million at December 31, 2009.  There was no restricted cash balance at December 31, 2010.

Investments

Available-for-sale debt and equity securities are reported at estimated fair value.  When determining estimated fair value, the Company utilizes observable market inputs and considers available data from third party pricing agencies, independent brokers and pricing matrices.  Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers and or estimated cash flows.  The Company periodically performs an analysis on prices received from third parties to ensure that the price represents a reasonable estimate of fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities due to certain quantitative characteristics. These identified securities are subjected to an enhanced analysis.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB updated the guidance related to the recognition and presentation of other-than-temporary impairments which modifies the recognition of other-than-temporary impairment (“impairment”) losses for debt securities. This new guidance is also applied to certain equity securities with debt-like characteristics (collectively “debt securities”). Under the new guidance, a debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in Other Comprehensive Income (“OCI”). Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis. Prior to the adoption of this accounting guidance, the Company recorded the entire difference between the fair value and cost or amortized cost basis of the security in net realized capital losses unless the Company could assert the intent and ability to hold the security for a period sufficient to allow for recovery of fair value to its amortized cost basis.

Debt securities that are in an unrealized loss position, are reviewed at least annually to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

The securities identified through this process are then reviewed to determine whether a portion of the decline is a credit related impairment. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

This guidance does not impact the evaluation for impairment for equity securities. For those equity securities where the decline in the fair values is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated payments and (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery.

Based on this evaluation the Company concluded $10.5 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired as of December 31, 2010.  The Company’s unrealized losses on available-for-sale securities of $131.9 million were temporarily impaired.

Trading Equities

Trading equity securities are reported at estimated fair value.  Realized and unrealized gains (losses) on trading equity securities are included in change in value of trading equity securities within the consolidated statements of operations.

Mortgage Loans

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts, except impaired loans, which are measured at the present value of expected future cash flows, or alternatively, fair value of the collateral. Changes in valuation allowances are recognized in net investment income. For the years ended December 31, 2010 and 2009, the Company increased the reserve for valuation allowances by $0.3 million and $10.2 million, respectively. The total valuation reserve as of December 31, 2010 and 2009 was $10.5 million and $10.2 million, respectively.  The Company also recognized a mortgage loan impairment of $7.4 million in 2010.  There were no mortgage loan impairments in 2009.

Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, as well as rental rates, occupancy levels, delinquency rates and property values, and debt service coverage ratios. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net investment income. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received.

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Real Estate

Real estate investments held for investment purposes are reported at depreciated cost.  Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value.  In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost.

Limited Partnerships

Investments in limited partnerships are included in other invested assets.  Partnerships for which the Company’s ownership percentage is below 3% are carried at estimated fair value.  The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. Impairments are recorded in net realized investment gains and losses if future earnings are projected to be less than the carrying value of the investment.  Changes in the fair value of limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes. Limited partnerships for which the Company’s ownership is 3% or greater are accounted for using the equity method. Under the equity method, changes in the Company’s partnership account value are recognized in net investment income.

Investments in limited partnerships are reviewed at least annually to determine if a decline in fair value is other than temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other than temporary, the value of the investment shall be reduced to its net realizable value, which becomes its new cost basis, through current period earnings.  To determine net realizable value, the Company, among other things, will review the underlying assets of the fund or partnership to determine what the realizable value will be, which requires significant management judgment.

Long Options and Futures

Long options, futures contracts, and short options are carried at estimated fair value. The estimated fair values of derivatives are based on independent broker pricing quotes when data is not publicly available.  Changes in fair value are reflected in the statements of operations as a component of net investment income.

Affordable Housing

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the effective yield method within net investment income.

Realized Gains and Losses

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses).  Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Short Term Investments

Short term investments are carried at amortized cost which approximates fair value. These short term investments include highly liquid debt instruments purchased with remaining maturities of three months or less. Restricted short term investments were $178.4 million and $178.1 million associated with collateral assigned to purchased options at December 31, 2010 and 2009, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred. Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised.  Future gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the difference between the earned interest rate and the credited interest rate.  Another significant assumption is the rate of investment return on the assets held in variable product separate accounts.  Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels.

For internal replacements the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes.  If the Company determines that the contract has substantially changed the deferred acquisition costs related to the original contract are written off.

In 2010, the Company updated actuarial assumptions pertaining to administrative expenses resulting in an increase to deferred policyholder acquisition costs of $1.0 million.  In 2010, the Company also updated certain actuarial assumptions related to mortality and policy termination margins, surrender rates, and investment income margins, resulting in decreases in deferred policyholder acquisition costs of $7.7 million, $1.2 million, and $3.2 million respectively.  In 2009, actuarial assumptions related to surrender rates and investment income and expenses resulted in a net decrease of $2.5 million to deferred policyholder acquisition costs.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year.  The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years.  These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience.  The Company capitalized sales inducement costs of $16.8 million and $23.7 million and recorded net amortization of $12.6 million and $9.4 million during 2010 and 2009, respectively.  Sales inducement assets were $44.5 million and $40.3 million at December 31, 2010 and 2009, respectively.

Present Value of Future Profits of Insurance Acquired

Present value of future profits of insurance acquired (“PVFP”) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies.  Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.  The PVFP asset is also adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.  Based on updated experience analysis of the annuity products, several assumptions were changed related to the calculation of PVFP, resulting in a decrease to the PVFP asset of approximately $0.4 million in 2010 and an increase to the PVFP asset of approximately $1.6 million in 2009.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill, and other intangible assets with indefinite useful lives, are reviewed for impairment in accordance with ASC 350 on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.  The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any.  Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit level.  The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers the market-based earning and revenue multiples of the unit’s peer companies or expected future cash flows.  If the carrying value of a reporting unit exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its’ asset management business under Sentinel.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method.  Furniture and equipment is depreciated using the straight-line method over 7 years and 5 years, respectively.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $179.5 million and $172.5 million at December 31, 2010 and 2009, respectively, and is included in other assets.  Approximately 59% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2010 and 2009.

COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $6.6 million, $7.6 million, and $3.6 million in 2010, 2009, and 2008, respectively, and is included in other income.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts are directed by the policyholder and are segregated from other investments and investment gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise and all investment performance net of contract fees and assessments are passed through to the individual contract holder. Minimum guarantees related to separate account policies are included in policy liabilities.  Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

The assumed rate of investment return on the assets held in variable account products (after deduction of fund fees and mortality and expense charges) was 7.75% in 2010 and 2009.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values.  Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations.  In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges.  Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values.  The underlying account value is primarily based on the initial deposit plus any interest credited.  The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes.  With the adoption of Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”), these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  In 2010 and 2009, the Company revised its surrender rates on indexed annuity products resulting in a reduction of policyholder account liabilities of $0.8 million and $3.4 million, respectively.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%.  The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%.  These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees.  The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance).  In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date.  Coverage from this rider ceases at age eighty.  Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method.  Policyholder partial withdrawals to date have not been significant.  Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations.  These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.  The Company

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

accrued sales inducement liabilities of $0.5 million and $0.4 million in 2010 and 2009, respectively, and recorded net increases for amortization and unlocking of $2.5 million and $2.2 million during 2010 and 2009, respectively.  Sales inducement liabilities were $15.9 million and $12.9 million at December 31, 2010 and 2009, respectively.

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies.  The Company assumes a small amount of reinsurance from other companies.  These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.  Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block.  Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life’s overall operating results.  The dividend scale is approved annually by National Life’s Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities.  Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities.  Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

NLHC files a consolidated tax return which includes NLHC and all subsidiaries of the Company.  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Consolidations Topic

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”), which amended the consolidation guidance for variable interest entities (“VIEs”).

Effective January 1, 2010, the Company adopted the amendments in ASU 2009-17, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs.  The Company considered its investments in limited partnerships (“LPs”) and joint ventures, and concluded these investments do not meet the criteria for consolidation in ASU 2009-17. As a result, the Company will continue to account for these type of investments consistent with the accounting policy in Note 2.

Fair Value Measurements and Disclosures Topic

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”), which requires the Company to disclose additional information related to the three-level fair value hierarchy. The Company has adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 4. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes effective January 1, 2011.

Transfers and Servicing Topic

In June 2009, the FASB issued ASU No. 2009-16, “Accounting for Transfers of Financial Assets” (“ASU 2009-16”), which eliminates the concept of a qualifying special-purpose entity (“SPE”) and removes the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. The Company adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on the Company’s consolidated balance sheets and statements of operations.

Not Yet Adopted

Financial Services — Insurance Industry Topic

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments” (“ASU 2010-15”), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity’s general account. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. The Company will adopt ASU 2010-15 effective January 1, 2011.  The Company does not expect the adoption will have a material impact on the consolidated balance sheets and statements of operations.

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. The Company expects to adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on the consolidated balance sheets and statements of operations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The following financial instruments are carried at fair value in the Company’s Consolidated Financial Statements: fixed maturities and equity securities, available-for-sale (“AFS”), equity securities, trading, short-term investments, freestanding and embedded derivatives, and separate account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company’s financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3):

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. treasury securities, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate account assets classified within this level principally include mutual funds.

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage-backed securities (“MBSs”) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options and credit default swaps. Generally, the Company considers bonds level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks, certain limited partnerships, and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in limited partnerships that do not have a readily determinable fair value, the Company estimates fair value at net asset value (“NAV”) or its equivalent, based on information provided by the general partner.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-Sale Securities and Short-Term Investments - The fair value of AFS securities and short-term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS and RMBS are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix priced securities, primarily consisting of certain private placement securities, are also classified as Level 3 due to significant non-observable inputs.

Debt securities - The fair values of U.S. government obligations, which include U.S. treasuries, are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are estimated using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds, non-trading preferred stocks - as well as investment-grade MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads.  These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Equity securities — The fair value of equity securities is estimated based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of exchange traded futures are based on quoted prices. These prices are readily and regularly available in an active market.  Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

OTC derivative contracts — Such instruments held by the Company include purchased credit default swaps and option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy. However, determination of the fair value of certain long dated credit default swaps where direct trading activity or quotes are unobservable requires significant judgment. These credit default swaps were purchased to hedge existing market exposure.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of ASC 820, these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  Given significant unobservable inputs used to value these financial instruments, they are included in Level 3.

Limited Partnerships — Investments in limited partnerships do not have a readily determinable fair value and as such, the Company values them at net asset value (“NAV”) or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2010 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$12,052		$—		$—	$—	$12,052
Government agencies, authorities and subdivisions	—		82,211		—	—	82,211
Corporates	—		7,490,429		47,929	—	7,538,358
Private placements	—		1,125,638		21,778	—	1,147,416
Mortgage-backed securities	—		4,462,596		—	—	4,462,596
Total AFS debt securities	12,052		13,160,874		69,707	—	13,242,633
Preferred stock	—		16,762		265	—	17,027
Common stock	70,221		—		5	—	70,226
Total AFS equity securities	70,221		16,762		270	—	87,253
Total AFS debt and equity securities	82,273		13,177,636		69,977	—	13,329,886
Trading equity securities	20,884		—		—	—	20,884
Derivatives	3,170		519,747		—	—	522,917
Other invested assets	3,638		335		151,834	116,513	272,320
Short term investments	103,070		254,800		—	—	357,870
Separate account assets	683,147	(1)	62,448	(1)	—	—	745,595
Total assets subject to fair value disclosure	$896,182		$14,014,966		$221,811	$116,513	$15,249,472

	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,037,974	—	$1,037,974
Derivatives	—	282,476	—	—	282,476
Total liabilities subject to fair value disclosure	$—	$282,476	$1,037,974	$—	$1,320,450

(1) Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2010 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

		Net Investment		Activity During the Period			Assets and
	Beginning	Gains/Loss In Earnings (realized and	Unrealized in	(Purchases, Issuances, Sales,	Transfers In/Out		Liabilities Still Held at the Ending
	Balance	unrealized) (1)	OCI(2)	Settlements	of Level 3	Ending Balance	Date
Assets
Corporates	$11,930	$(7,683)	$10,065	$(2,550)	$36,167	$47,929	$(7,683)
Private placements	20,401	—	1,229	(15,419)	15,567	21,778	—
Preferred stock	577	—	—	(312)	—	265	—
Preferred stock	5	—	—	—	—	5	—
Total AFS debt and equity securities	32,913	(7,683)	11,294	(18,281)	51,734	69,977	(7,683)
Other invested assets	150,632	(6,441)	8,666	716	(1,739)	151,834	(6,441)
Total invested assets	$183,545	$(14,124)	$19,960	$(17,565)	$49,995	$221,811	(14,124)
Liabilities
Policyholder account liabilities	$864,119	$152,623	—	$21,232	—	$1,037,974	$152,623
Total liabilities	$864,119	$152,623	—	$21,232	—	$1,037,974	$152,623

During 2010, there were no significant transfers between fair value Levels 1 and 2.

(1) Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2) Includes changes in market value of certain instruments.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2009 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

						Not Presented at
	Level 1		Level 2		Level 3	Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$447,143		$—		$—	$—	$447,143
Government agencies, authorities and subdivisions	—		87,154		—	—	87,154
Corporates	—		6,662,600		5,980	—	6,668,580
Private placements	—		1,051,965		20,401	—	1,072,366
Mortgage-backed securities	—		3,360,904		—	—	3,360,904
Total AFS debt securities	447,143		11,162,623		26,381	—	11,636,147
Preferred stock	—		53,409		577	—	53,986
Common stock	38,184		—		—	—	38,184
Total AFS equity securities	38,184		53,409		577	—	92,170
Total AFS debt and equity securities	485,327		11,216,032		26,958	—	11,728,317
Trading equity securities	18,908		—		—	—	18,908
Securities lending invested collateral	—		46,838		—	—	46,838
Derivatives	4,121		697,127		—	—	701,249
Other invested assets	3,216		—		150,632	100,730	254,577
Short term investments	100,460		142,595		—	—	243,055
Separate account assets	663,525	(1)	34,284	(1)	—	—	697,809
Total assets subject to fair value disclosure	$1,275,557		$12,136,876		$177,590	$100,730	$13,690,753

				Not Presented at
	Level 1	Level 2	Level 3	Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$864,119	—	$864,119
Derivatives	—	462,543	—	—	462,543
Total liabilities subject to fair value disclosure	$—	$462,543	$864,119	$—	$1,326,662

(1) Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2009 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

		Net		Activity During
		Investment		the Period			Assets and
		Gains/Loss In		(Purchases,			Liabilities
		Earnings		Issuances,	Transfers		Still Held at
	Beginning	(realized and	Unrealized in	Sales,	In/Out of Level	Ending	the Ending
	Balance	unrealized) (1)	OCI(2)	Settlements	3	Balance	Date
Assets
Corporates	$—	$—	$1,297	$2,381	$2,302	$5,980	$—
Private placements	17,277	(2,400)	6,430	(2,196)	1,290	20,401	(2,400)
Preferred stock	1,079	—	—	(502)	—	577	—
Total AFS debt and equity
securities	18,356	(2,400)	7,727	(317)	3,592	26,958	(2,400)
Other invested assets	161,205	(12,781)	(3,500)	5,868	(160)	150,632	(12,763)
Total invested assets	$179,561	$(15,181)	$4,227	$5,551	$3,432	$177,590	(15,163)

Liabilities
Policyholder account liabilities	$651,704	$58,815	—	$153,600	—	$864,119	$58,815
Total liabilities	$651,704	$58,815	—	$153,600	—	$864,119	$58,815

(1) Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2) Includes changes in market value of certain instruments.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

	2010		2009
	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value
Short term investments	357,870	357,870	243,055	243,055
Available-for-sale debt securities	13,242,633	13,242,633	11,636,147	11,636,147
Available-for-sale equity securities	87,253	87,253	92,170	92,170
Trading equity securities	20,884	20,884	18,908	18,908
Mortgage loans	1,643,695	1,656,277	1,591,438	1,553,399
Policy loans	735,837	811,781	718,756	748,771
Options purchased	519,746	519,746	697,128	697,128
Options written	(281,471)	(281,471)	(460,907)	(460,907)
Futures purchased	3,171	3,171	4,121	4,121
Credit default swaps	(1,005)	(1,005)	(1,636)	(1,636)
Securities lending invested collateral	—	—	46,838	46,838
Separate account assets	745,595	745,595	697,809	697,809
Reserve assets – cash	81,155	81,155	68,205	68,205
Investment product liabilities	8,996,983	8,855,944	8,023,113	7,846,603
Debt	487,870	498,789	487,838	436,019

For short term investments, carrying value approximates estimated fair value.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value.  Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair value of securities lending invested collateral is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the estimated fair values of available-for-sale (“AFS”) debt securities and the cost for AFS equity securities at December 31 are as follows (in thousands):

2010	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$11,165	$887	$—	$12,052
Government agencies, authorities and subdivisions	81,159	2,080	1,028	82,211
Corporate:
Communications	771,548	66,845	3,935	834,458
Consumer & retail	1,611,568	138,842	5,309	1,745,101
Financial institutions	1,746,798	137,831	27,752	1,856,877
Industrial and chemicals	940,822	83,291	7,355	1,016,758
Other corporate	39,355	6,267	—	45,622
REITS	136,493	9,609	1,285	144,817
Transportation	181,882	24,375	115	206,142
Utilities	1,555,820	142,941	10,178	1,688,583
Total corporate	6,984,286	610,001	55,929	7,538,358
Private placements	1,077,957	72,530	3,071	1,147,416
Mortgage-backed securities	4,299,631	231,772	68,807	4,462,596
Total AFS debt securities	$12,454,198	$917,270	$128,835	$13,242,633

Preferred stocks	18,594	295	1,862	17,027
Common stocks	55,409	16,033	1,216	70,226
Total AFS equity securities	$74,003	$16,328	$3,078	$87,253

Total AFS debt and equity securities	$12,528,201	$933,598	$131,913	$13,329,886

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 - INVESTMENTS  (continued)

Available-for-Sale Debt and Equity Securities (continued)

2009	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$470,317	$803	$23,977	$447,143
Government agencies, authorities and subdivisions	82,712	5,372	930	87,154
Corporate:
Communications	734,342	45,151	4,757	774,736
Consumer & retail	1,452,297	81,255	14,951	1,518,601
Financial institutions	1,443,197	66,209	77,559	1,431,847
Industrial and chemicals	873,176	53,837	10,919	916,094
Other corporate	23,043	3,555	—	26,598
REITS	171,279	2,565	10,603	163,241
Transportation	173,896	15,297	973	188,220
Utilities	1,563,406	102,843	17,007	1,649,242
Total corporate	6,434,636	370,712	136,769	6,668,579
Private placements	1,045,613	39,935	13,182	1,072,366
Mortgage-backed securities	3,364,938	115,779	119,812	3,360,905
Total AFS debt securities	$11,398,216	$532,601	$294,670	$11,636,147

Preferred stocks	60,809	21	6,844	53,986
Common stocks	33,794	4,393	3	38,184
Total AFS equity securities	$94,603	$4,414	$6,847	$92,170

Securities lending invested collateral	47,583	1,077	1,822	46,838

Total AFS debt and equity securities	$11,540,402	$538,092	$303,339	$11,775,155

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized (losses) gains on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2010	2009	2008
Net unrealized gains (losses) on available-for-sale securities	$566,932	$1,194,727	$(1,039,563)
Net unrealized gains (losses) on separate accounts	422	700	(1,094)
Net unrealized gains (losses) on other invested assets	8,666	(3,638)	(24,997)
Related deferred policy acquisition costs	(219,854)	(456,947)	368,773
Related deferred income taxes	(92,056)	(226,837)	218,004
Related policyholder dividend obligation	(93,149)	(86,736)	74,012
Increase (Decrease) in net unrealized gains (losses)	170,961	421,269	(404,865)
Balance, beginning of year	53,113	(368,156)	36,709
Balance, end of year	$224,074	$53,113	$(368,156)

	2010	2009
Balance, end of year includes:
Net unrealized gains on available-for-sale securities	$801,685	$234,753
Net unrealized gains on separate accounts	3,638	3,216
Net unrealized gains (losses) on other invested assets	7,548	(1,118)
Related deferred policy acquisition costs	(303,733)	(83,879)
Related deferred income taxes	(120,655)	(28,599)
Related policyholder dividend obligation	(164,409)	(71,260)
Balance, end of year	$224,074	$53,113

Net other comprehensive income (loss) related to unrealized gains (losses) on available-for-sale securities for 2010, 2009, and 2008 of $171.0 million, $421.3 million, and $(404.9) million, respectively, is presented net of reclassifications to net income for net realized gains during the period of $25.8 million, $74.6 million, and $9.7 million and net of tax and deferred acquisition cost offsets of $18.8 million, $54.6 million, and $6.4 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2010, are shown below (in thousands).  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

(in thousands)

	Book Value	Market Value
Due in one year or less	$334,490	$342,075
Due after one yr thru 5 yrs	2,190,588	2,351,565
Due after 5 yrs thru 10 yrs	3,830,739	4,161,326
Due after ten years	1,798,750	1,925,071
Mortgage-backed securities	4,299,631	4,462,596
Total	$12,454,198	$13,242,633

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2010, 2009, and 2008 were $2,612.6 million, $4,831.4 million, and $931.7 million, respectively.  Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2010, 2009, and 2008 were $62.0 million, $102.0 million, and $18.4 million, respectively.  Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2010, 2009, and 2008 were $25.8 million, $55.3 million, and $9.9 million, respectively.  Gross realized gains on available-for-sale equity securities for the years ended December 31, 2010, 2009, and 2008 were $1.9 million, $1.7 million, and $2.0 million, respectively.  Gross realized losses on available-for-sale equity securities for the years ended December 31, 2010, 2009, and 2008 were $0 million, $2.6 million, and $2.3 million, respectively.

The Company recognized losses of $17.3 million, $75.2 million, and $124.0 million in realized losses for the years ended December 31, 2010, 2009, and 2008, respectively, resulting from other-than-temporary declines in the fair value of individual securities held.  Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent not to sell prior to recovery, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of NLVF.  Based upon these factors, securities that have indications of potential impairment are subject to intensive review.  Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

The Company recognized $9.6 million, $51.2 million and $89.4 million in impairments for the years ended December 31, 2010, 2009, 2008, respectively, related to debt securities. The Company selects debt securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information. For corporate bonds the Company evaluates issuer specific credit, credit spreads of similar securities and overall market spreads to evaluate whether a decline in fair value is other than temporary in nature. Once a determination is made that a decline is other than temporary in nature the Company assesses what portion of that decline is credit related and what is attributable to other market conditions. To make this determination the company considers the severity of the decline, duration of the decline and credit spreads of similar securities.

For asset-backed securities selected for review the Company compares its cost to expected cash flows discounted at the effective interest rate implicit in the security at the date of acquisition. The discounted cash flows is determined by a discount model. The expected cash flows input into the model are determined by reviewing underlying collateral and assessing default and delinquency rates of the assets that are backing the investment as compared to the subordination of tranches that we hold. If it is determined that the discounted cash flow is lower that our cost, an impairment for the difference between the discounted cash flows and the Company’s cost basis is recognized.

The Company recognized $1.0 million, $10.7 million and $34.2 million in impairments for the years ended December 31, 2010, 2009 and 2008 related to equity and preferred securities. The Company selects equity and preferred securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information.

The Company recognized $6.7 million, $13.3 million and $0.4 million in impairments for the years ended December 31, 2010, 2009 and 2008 related to limited partnership investments. The Company selects limited partnerships to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, specific credit information and industry information of the underlying investments. The limited partnerships selected for review are then assessed to determine if the decline is other than temporary in nature using management’s judgment on the nature of the partnerships and the outlook of the underlying investments of the partnership. If it is deemed

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

that a portion of the decline is other than temporary in nature the difference between the cost basis of the partnership and the net realizable value as determined by management’s estimate is recognized as an impairment.

Investments’ gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009, were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2010	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
U.S. government obligations	$—	$—	$—	$—	$—	$—
Government agencies, authorities and subdivisions	23,585	527	2,258	501	25,843	1,028
Corporate:
Communications	47,870	2,749	13,762	1,186	61,632	3,935
Consumer & retail	124,700	4,616	14,975	693	139,675	5,309
Financial institutions	193,632	5,859	206,658	21,893	400,290	27,752
Industrial and chemicals	59,927	3,816	36,993	3,539	96,920	7,355
REITS	—	—	15,672	1,285	15,672	1,285
Transportation	5,320	115	325	—	5,645	115
Utilities	117,848	2,289	48,416	7,889	166,264	10,178
Total corporate	549,297	19,444	336,801	36,485	886,098	55,929
Private placements	98,202	1,857	16,188	1,214	114,390	3,071
Mortgage-backed securities	1,007,189	32,750	62,718	36,057	1,069,907	68,807
Subtotal debt securities	1,678,273	54,578	417,965	74,257	2,096,238	128,835
Preferred stock	—	—	9,635	1,862	9,635	1,862
Common stock	3,103	1,216	—	—	3,103	1,216
Total securities	$1,681,376	$55,794	$427,600	$76,119	$2,108,976	$131,913

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

	Less than 12 months		12 months or more		Total
2009	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
U.S. government obligations	435,274	23,977	$—	$—	435,274	23,977
Government agencies, authorities and subdivisions	25,532	924	411	6	25,943	930
Corporate:
Communications	66,488	909	61,158	3,848	127,646	4,757
Consumer & retail	176,595	5,114	124,719	9,837	301,314	14,951
Financial institutions	163,514	4,489	472,061	73,070	635,575	77,559
Industrial and chemicals	132,775	2,332	81,121	8,587	213,896	10,919
REITS	14,511	281	85,057	10,322	99,568	10,603
Transportation	15,729	439	1,127	534	16,856	973
Utilities	129,508	3,007	172,343	14,000	301,851	17,007
Total corporate	699,120	16,571	997,586	120,198	1,696,706	136,769
Private placements	36,301	966	219,031	12,216	255,332	13,182
Mortgage-backed securities	839,420	21,856	136,203	97,956	975,623	119,812
Subtotal debt securities	2,035,647	64,294	1,353,231	230,376	3,388,878	294,670
Preferred stock	—	—	51,610	6,844	51,610	6,844
Common stock	88	3	—	—	88	3
Securities lending invested collateral	—	—	30,141	1,822	30,141	1,822
Total securities	$2,035,735	$64,297	$1,434,982	$239,042	$3,470,717	$303,339

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Of the $54.6 million total unrealized losses on debt securities in the less than 12 months category, $19.4 million total unrealized losses are in the corporate bond portfolio and are concentrated in the financial institutions, consumer & retail, and industrial and chemicals sectors.  In 2010, the JPMorgan US Liquid Index, an investment grade corporate bond index tightened by approximately 13 basis points from 128 basis points at the beginning of the year to 116 basis points at the end of the year.  Over the same time period, the JP Morgan Domestic high yield corporate bond index tightened by approximately 74 basis points from a beginning level of 657 basis points to a year end level of 583.  This spread tightening is attributable to the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.

The debt securities in an unrealized loss position for less than 12 months are also attributable to $32.8 million of mortgage-backed securities.  The decline in market value of these agency securities pertained primarily to interest rate increases.

Of the $74.3 million unrealized losses on debt securities in the more than 12 months category, $36.5 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions, utilities and industrial and chemical sectors.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2010 are temporary.

The debt securities in an unrealized loss position for 12 months or more are also attributable to $36.1 million of mortgage-backed securities.  The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover.  At that time the Company will record OTTI as appropriate.

The Company exited its security lending program in 2010.  At December 31, 2009, the fair value of the loaned securities and invested collateral was $132.6 million and $46.8 million, respectively.  At December 31, 2009, the Company recognized a liability for outstanding cash and bond collateral received (included in securities lending payable) of $135.3 million.  The Company’s earnings with respect to its lending program were $0.1 million in 2010, $0.4 million less expenses of $0.1 million in 2009, and $0.9 million less expenses of $0.2 million in 2008.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Trading Equity Securities

These securities represent investments by the Company in the mutual funds, or registered investment companies of the Sentinel Funds.  SAMI has a contract with the Sentinel Funds, renewed annually, to manage the assets of the Funds.  For the years ended December 31, 2010, 2009, and 2008 the equity securities held in the trading category recorded $0.3 million, $0.2 million, and $0.2 million, respectively, of net investment income.  The cost of trading securities held at December 31, 2010 and 2009 was $18.5 million and $19.3 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities.  The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2010	2009
Geographic Region
New England	2.7%	2.7%
Middle Atlantic	3.8	2.9
East North Central	17.7	17.2
West North Central	6.4	7.3
South Atlantic	22.5	22.2
East South Central	3.5	3.3
West South Central	15.8	16.0
Mountain	9.9	11.3
Pacific	17.7	17.1

Total	100.0%	100.0%

Property Type
Apartment	10.0%	11.8%
Retail	13.3	12.2
Office Building	46.9	46.8
Industrial	25.5	25.5
Hotel/Motel	0.5	0.5
Other Commercial	3.8	3.2

Total	100.0%	100.0%

Mortgage loans	$1,643,695	$1,591,438
Real estate	29,405	24,698
Total mortgage loans and real estate	$1,673,100	$1,616,136

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2010	2009
Commercial loans	$1,661,602	$1,601,598
Related valuation allowances	(10,466)	(10,160)
Permanent write down	(7,441)	—
Total	$1,643,695	$1,591,438

	2010	2009	2008
Impaired loans:
Average total investment	$27,565	$14,474	$—
Interest income recognized	390	1,695	—
Interest received	415	1,558	—

The Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators in accordance with accounting guidance.  As a result of this review a loan valuation allowance was established for $10.5 million and $10.2 million, which was recorded in net investment income for the years ended December 31, 2010 and 2009, respectively.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2010	2009	2008
Changes to previously established valuation allowances	$306	$10,160	$—
Balance, beginning of year	10,160	—	—
Balance, end of year	$10,466	$10,160	$—

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2010	2009	2008
Debt securities interest	$725,716	$660,090	$611,975
Equity securities dividends	1,525	5,226	7,014
Mortgage loan interest	109,466	106,952	115,661
Policy loan interest	42,428	43,109	41,570
Real estate income	4,986	4,254	3,377
Options	138,712	129,372	(197,184)
Other investment income	7,943	3,120	5,468
Gross investment income	1,030,776	952,123	587,881
Less: investment expenses	(15,224)	(12,607)	(12,115)
Less: valuation allowance on mortgage loans	(306)	(10,160)	—
Net investment income	$1,015,246	$929,356	$575,766

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

Net Realized Gains (Losses)

The following summarizes the components of net realized investment gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2010	2009	2008
Debt securities	$38,377	$2,351	$(70,527)
Equity securities	928	(10,853)	(34,666)
Mortgage loans	(10,165)	(218)	—
Partnerships	(6,649)	(13,284)	448
Other invested assets	961	(2,124)	(1,249)
Total	$23,452	$(24,128)	$(105,994)

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products.  These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.  Call options purchased are included in derivatives on the consolidated balance sheet and are carried at fair value.  Call options written are included in the derivatives liability and carried at fair value.  Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties.  However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $178.4 million. The company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2010, there was no derivative counterparty exposure that exceeded $26 million net of collateral.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values.  The embedded derivative component is based on the fair value of the contracts’ expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin.  The Company did not elect hedge accounting for any of those transactions.

The embedded derivative value was $1,038.0 million and $864.1 million at December 31, 2010 and 2009 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500 and Russell 2000 index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure at the time the participation rates and caps are set by purchasing S&P 500 and Russell 2000 index based derivatives in an amount that approximates the obligation of the company to credit interest at the end of the year with adjustments for lapse assumptions. Since the options purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2010 and 2009.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially zero.  The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2010		2009
	Notional	Fair Market Value	Notional	Fair Market Value
Options purchased	$4,209,200	$519,746	$3,402,000	$697,128
Options written	4,151,981	(281,471)	3,111,500	(460,907)
Futures purchased	22,870	3,171	29,373	4,121
Credit Default Swaps	15,000	(1,005)	49,240	(1,636)
Net fair market value		$240,441		$238,706

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 — REINSURANCE

The Company reinsures certain risks assumed in the normal course of business.  For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions).  For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”).  In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM.  Under the terms of the amendments, virtually all of the existing disability income coinsurance was converted to modified coinsurance.  This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM.  The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company.  All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

In 2009, the Company changed from the 1980CSO mortality table to the 2001CSO mortality table for a reinsured block of policies relating to risk premium.  The impact of the change was an increase in reserves of $4.1 million.

In 2008, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $13.1 million.  This increase in reserves resulted in $9.6 million in cash being transferred to the Company from UNUM in 2008.  The impact on the Company’s operations in 2008 was an increase in policy liabilities expense of $3.4 million.

Other income on the statements of operations includes income of $6.5 million, $9.1 million, and $6.9 million for 2010, 2009, and 2008, respectively, related to the Company’s disability income reinsurance.  Such income is primarily offset by expenses incurred by the Company related to this block of business.  Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2010 and 2009 are either fixed rate, or vary based solely on the Company’s net investment income earnings rate.  As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 — REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands). Transactions between the Closed Block and non-Closed Block operations have been excluded.

	2010	2009	2008

Insurance premiums:
Direct	$365,160	$373,964	$388,867
Reinsurance assumed	766	856	829
Reinsurance ceded	(63,428)	(65,827)	(67,226)
Total insurance premiums	$302,498	$308,993	$322,470

Increase in policy liabilities:
Direct	$(9,868)	$(26,994)	$20,803
Reinsurance assumed	(1)	(2)	2
Reinsurance ceded	39,524	39,264	24,300
Total increase in policy liabilities	$29,655	$12,268	$45,105

Policy benefits:
Direct	$505,147	$528,023	$482,090
Reinsurance assumed	1,593	906	486
Reinsurance ceded	(89,788)	(101,711)	(76,508)
Total policy benefits	$416,952	$427,218	$406,068

Policyholders’ dividends:
Direct	$112,831	$123,761	$115,541
Reinsurance ceded	(1,307)	(1,479)	(1,743)
Total policyholders’ dividends	$111,524	$122,282	$113,798

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.  The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2010 and 2009 was $62.4 billion and $60.6 billion, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 7 — DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

	2010	2009	2008
Balance, beginning of year	$1,055,829	$1,414,078	$969,875
Acquisition costs deferred during the year	230,423	265,083	236,105
Amortization during the year	(208,953)	(166,385)	(160,675)
Adjustment through other comprehensive income during the year	(219,854)	(456,947)	368,773
Balance, end of year	$857,445	$1,055,829	$1,414,078

Interest accrued on present value of future profits of insurance acquired (“PVFP”) was $2.0 million, $2.2 million, and $2.4 million for the years ended December 31, 2010, 2009, and 2008, respectively.  The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999.  The first block accrues interest at 5.93%; the second block accrues interest at 5.53%.  Amortization of PVFP was $3.8 million, $2.5 million, and $5.0 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2011	$5,400
2012	4,800
2013	4,300
2014	3,900
2015	3,400

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 — FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions.  During 2010, the IRS commenced examination of the Company’s 2008 consolidated federal income tax return.  The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2007.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2010		2009		2008
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$31,404		$49,490		$(20,033)
Deferred	16,446		(20,128)		12,193
Total income tax expense	$47,850		$29,362		$(7,840)

Expected income taxes	$59,595	35.0%	$35,572	35.0%	2,632	35.0%
Dividends received deduction	(1,689)	(1.0)	(2,431)	(2.4)	(3,067)	(40.8)
Affordable housing tax credit	(5,487)	(3.2)	(4,093)	(4.0)	(4,596)	(61.1)
Corporate owned life insurance	(2,542)	(1.5)	(2,903)	(2.9)	(1,478)	(19.7)
Other, net	(2,027)	(1.2)	3,217	3.2	(1,331)	(17.7)
Total income tax expense	$47,850		$29,362		$(7,840)
Effective federal income tax rate		28.1%		28.9%		(104.3)%

The Company paid $23.0 million, $17.6 million, and $8.5 million in federal income taxes during 2010, 2009, and 2008, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2010	2009

Balance, beginning of year	$15,010	$14,740
Additions/(reductions) based on tax positions related to current year	422	(1,697)
Additions/(reductions) based on tax positions related to prior years	655	2,294
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3,716)	(327)

Balance, end of year	$12,371	$15,010

Total unrecognized tax benefits were $12.4 million at December 31, 2010, including $0.5 million that would impact net income if recognized.  Due to expiration of the statute of limitations, it is possible that approximately $9.1 million of an uncertain tax benefit predominantly related to reserves could be recognized within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2010 and December 31, 2009, the Company has recognized approximately $0.2 million and $0.5 million in interest expense and penalties, respectively.   The Company had approximately $1.1 million and $1.3 million accrued for interest and penalties at December 31, 2010 and 2009, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 — FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2010	2009
Deferred income tax assets:
Policy liabilities	$288,843	$292,569
Pension and other employee benefits	66,805	68,447
Debt and equity securities	—	6,058
Other invested assets	9,967	16,595
Loss carryforwards	5,612	6,043
Other	2,481	—
Total deferred income tax assets	373,708	389,712

Deferred income tax liabilities:
Deferred policy acquisition costs	326,458	321,437
Debt and equity securities	942	—
Net unrealized gain on available-for-sale securities	120,655	28,599
Present value of future profits of insurance acquired	11,018	12,362
Property and equipment	8,905	9,037
Other	—	1,683
Total deferred income tax liabilities	467,978	373,118

Total net deferred income tax assets (liabilities)	$(94,270)	$16,594

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.  Therefore, no valuation allowance was recorded as of December 31, 2010 or 2009.

At December 31, 2010, the Company has federal operating loss carryforwards related to the non-life insurance companies of $6.1 and $9.9 million, which expire in 2029 and 2030, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees.  The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service, and compensation, increased at a specified rate of interest.  This pension plan is separately funded.  Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.  None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors.  These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to retired employees, agency staff, agents and general agents.  Spouses of participants generally qualify for the medical and dental plans.  Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These postretirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Change in benefit obligation:
Benefit obligation, beginning of year	$276,455	$267,363	$251,701	$36,895	$36,010	$33,205
Service cost for benefits earned during the period	5,493	5,464	5,991	902	929	1,254
Interest cost on benefit obligation	15,727	15,821	18,584	2,085	2,136	2,465
Plan participants’ contributions	—	—	—	445	406	352
Actuarial (gains) losses	10,512	5,438	10,111	(2,842)	501	2,280
Curtailment	—	—	—	—	—	—
Benefits paid	(16,809)	(17,631)	(19,024)	(3,518)	(3,087)	(3,546)
Benefit obligation, end of year	291,378	276,455	267,363	33,967	36,895	36,010
Change in plan assets:
Plan assets, beginning of year	144,136	112,727	148,450	—	—	—
Actual income on plan assets	19,842	24,311	(30,433)	—	—	—
Employer contributions	10,400	15,000	4,000	3,073	2,681	3,194
Plan participants’ contributions	—	—	—	445	406	352
Benefits paid	(8,388)	(7,902)	(9,290)	(3,518)	(3,087)	(3,546)
Plan assets, end of year	165,990	144,136	112,727	—	—	—
Funded Status	$(125,388)	$(132,319)	$(154,636)	$(33,967)	$(36,895)	$(36,010)

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Amounts recognized in the consolidated balance sheet:
Pension and other post-retirement benefit obligations liability	$63,462	$66,964	$72,233	$35,823	$35,484	$34,804
Accumulated other comprehensive income	61,926	65,355	82,403	(1,856)	1,411	1,206
Net amount recognized	125,388	132,319	154,636	33,967	36,895	36,010

Pension and other post-retirement benefit obligations liability	$(125,388)	$(132,319)	$(154,636)	$(33,967)	$(36,895)	$(36,010)

Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$62,098	$65,348	$82,283	$(608)	$2,844	$2,824
Net prior service costs (benefits)	(172)	7	120	(1,248)	(1,433)	(1,618)
	$61,926	$65,355	$82,403	$(1,856)	$1,411	$1,206

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2010	2009	2008
Total Accumulated Benefit Obligation	$280,293	$264,999	$254,171
Plans with ABO in excess of plan assets:
ABO	280,293	264,999	254,171
Fair value of plan assets (1)	165,818	143,884	112,737
Plans with PBO in excess of plan assets:
PBO	291,378	276,455	267,363
Fair value of plan assets (1)	165,818	143,884	112,737

(1) The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Service cost for benefits earned during the period	$5,493	$5,464	$4,793	$902	$929	$1,003
Interest cost on benefit obligation	15,727	15,821	14,867	2,085	2,136	1,972
Expected (income) on plan assets	(10,840)	(8,751)	(11,245)	—	—	—
Net amortization of actuarial losses (gains)	4,760	6,814	927	610	481	(43)
Amortization of prior service costs (benefits) and plan amendments	179	113	113	(185)	(185)	(185)
Net periodic benefit cost (included in operating expenses)	$15,319	$19,461	$9,455	$3,412	$3,361	$2,747

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Net loss (gain)	$1,509	$(10,121)	$54,600	$(2,842)	$501	$2,280
Amortization of (gain)/loss	(4,760)	(6,814)	(1,158)	(610)	(481)	53
Amortization of prior service cost	(179)	(113)	(141)	185	185	231
Total recognized in net periodic benefit cost and other comprehensive income	$(3,430)	$(17,048)	$53,301	$(3,267)	$205	$2,564

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $4.3 million and $0.1 million, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Discount rate	5.50%	5.75%	6.00%	5.50%	5.75%	6.00%
Rate of increase in future compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Discount rate	5.75%	6.00%	6.00%	5.75%	6.00%	6.00%
Rate of increase in future compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%
Expected long term return on plan assets	7.50%	7.50%	7.75%

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $33.5 million and $31.6 million as of December 31, 2010 and 2009, respectively.

Assumed health care cost trend rates (HCCTR) at December 31, 2010:

Health care cost trend rate assumed for next year	6.0%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2012

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.5 million and increase the 2010 service cost component of net periodic postretirement benefit cost by about $0.1 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $1.0 million and the 2010 service cost component of net periodic postretirement benefit cost by about $0.1 million.  The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2010	December 31, 2009
Bonds	37%	36%
Common stocks	63	61
Group annuity contract and other	0	3
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors.  The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75%  equities,  and 25%-50% bonds and other fixed income instruments when measured at fair value.  Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected future long-term rate of return of 7.0% is based upon an expected return on stock investments of 8%-9%, and a weighted expected return of 4%-5% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2010	2009
Common stocks — unaffiliated	Consumer Discretionary	$10,137	$6,928
	Consumer Staples	6,326	6,122
	Energy	10,026	7,990
	Financials	9,903	7,263
	Health Care	9,620	10,852
	Industrials	14,703	10,482
	Information Technology	17,432	14,485
	Materials	7,167	6,253
	Telecommunication Services	1,248	1,071
	Utilities	568	595
	Equity Funds (1)	17,592	15,652
	Total common stocks	104,722	87,693
Long term bonds	Media	—	260
	US Government	60,177	45,643
	Total long term bonds	60,177	45,903
Short term investments	Money Market Funds - Banking	—	5,650
	US Government	—	934
	Total short term investments	—	6,584
Cash		311	2,748
General investment account		608	956
	Total investments (2)	$165,818	$143,884

(1)          Consists of investments advised by the Company’s subsidiary SAMI.

(2)          The difference to total plan assets shown of $165,990 for 2010 and $144,136 for 2009 shown at the beginning of this footnote are accruals for income and liabilities.

The assets of the Company’s funded pension plan are held in the Company’s separate account and are included on the hierarchy in Note 4.

The valuation techniques used for the plan assets are:

Government obligations - U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries.  The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.  The fair value of U.S. treasuries are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues.  U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies.  Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

General investment account - This category consists of an investment in a National Life annuity contract.  The contract is carried at amortized cost, which approximates fair value.  These assets are categorized in Level 2 of the hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The valuation of plan assets for 2010 and 2009 are as follows:

2010 Fair Value

Assets (in 000s)	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
U.S. government obligations	$1,765	$—	$—	$—	$1,765
Common stock	104,722	—	—	—	104,722
Corporate bonds	—	—	—	—	—
Mortgage-backed securities	—	58,412	—	—	58,412
Cash	311	—	—	—	311
Short term investments	—	—	—	—	—
General account	—	608	—	—	608
Accrued income	—	—	—	237	237
Total Assets	$106,798	$59,020	$—	$237	$166,055
Liabilities (in 000s)
Total liabilities	—	—	—	65	65
Total Plan Assets	$106,798	$59,020	$—	$172	$165,990

2009 Fair Value

Assets (in 000s)	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
U.S. government obligations	$14,818	$—	$—	$—	$14,818
Common stock	87,693	—	—	—	87,693
Corporate bonds	—	260	—	—	260
Mortgage-backed securities	—	30,825	—	—	30,824
Cash	2,748	—	—	—	2,748
Short term investments	5,650	934	—	—	6,584
General account	—	956	—	—	956
Accrued income	—	—	—	292	292
Total Assets	$110,909	$32,975	$—	$292	$144,176
Liabilities (in 000s)
Total liabilities	—	—	—	40	40
Total Plan Assets	$110,909	$32,975	$—	$252	$144,136

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2010, and in aggregate for the five years thereafter is as follows (in thousands):

Year	Projected Pension Benefit Payments	Projected Other Benefit Payments	Projected Medicare Part D Reimbursements
2011	$19,551	$2,207	$84
2012	19,475	2,249	89
2013	19,864	2,321	94
2014	20,519	2,376	99
2015	21,694	2,473	104
2016-2020	112,323	12,865	582

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations.  The Company’s expected contribution for 2011 into its separately funded defined benefit pension plan is approximately $10 million.

The Company provides employee thrift and 401(k) plans for its employees.  For employees hired prior to July 1, 2001, up to 3% of an employee’s salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines.  Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation.  Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of SAMI).  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents.  These plans are not separately funded.  Costs associated with these plans are included in operating expenses.  Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 — GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.6 million and $7.7 million at December 31, 2010 and December 31, 2009, respectively.  Total other intangible assets were $45.7 million at December 31, 2010 and 2009.

In 2010 and 2009, there were no impairments recorded. The goodwill and intangible asset balances were reduced by $0.1 million and $0.6 million, respectively, as the purchase price for several of the acquisitions were estimated based on certain assumptions about asset performance.  The actual asset performance resulted in a decrease of the purchase price.

Rollforward of Goodwill and Intangibles Balances
(amounts in thousands)

Goodwill balance — 2008	$8,323
Purchase price adjustments	(592)
Goodwill balance — 2009	7,731
Purchase price adjustments	(82)
Goodwill balance — 2010	$7,649

Intangible balance — 2008	$47,852
Purchase price adjustments	(2,172)
Intangible balance — 2009	45,680
Adjustments	—
Intangible balance — 2010	$45,680

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 11 — DEBT

Debt consists of the following (in thousands):

	2010	2009
7.5% Senior Notes:	$199,237	$199,205

$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	68,014

$75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

Note Payable:	20,619	20,619

$20.6 million, callable at par on May 15, 2010, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.

10.5% Surplus Notes:	200,000	200,000
$200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.

Total debt	$487,870	$487,838

In 2009, the Company’s subsidiary National Life repurchased $7.0 million of the 6.5% senior note issued by NLVF with a gain of $3.1 million which is included in net investment income.  The purchase reduced the NLVF outstanding balance to $68.0 million.

Interest paid on the 7.5% senior notes was $15.0 million in 2010, 2009, and 2008.  Interest paid on the 6.5% senior notes was $4.9 million in 2010, 2009 and 2008.  Interest paid on the $20.6 million note payable was $1.0 million, $1.0 million, and $1.6 million in 2010, 2009, and 2008, respectively.

On September 18, 2009, National Life issued surplus notes with a principal balance of $200 million, bearing interest at 10.50% and a maturity date of September 15, 2039.  The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company.  The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year.   Interest recognized on the debenture at December 31, 2010 and 2009 was $21.0 million and $5.7 million, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 11 — DEBT (continued)

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes and any other similarly subordinated obligations.  Each payment of interest on or principal of the notes, and any redemption payment, may be made only with the prior approval of the Vermont Commissioner, which approval will only be granted if, in the judgment of the Vermont Commissioner, the financial condition warrants the making of such payments.  The notes shall not be entitled to any sinking fund.

The company capitalized debt costs of $2.6 million in 2009 related to the 10.5% surplus note issuance.

The Company has a $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points.  The outstanding balance on the line of credit was $0 as of December 31, 2010 and 2009. The Company’s subsidiary, National Life, also has a $25 million line of credit with Key Bank, based on an adjustable rate equal to LIBOR plus 150 basis points.  The outstanding balance on the line of credit was $0 as of December 31, 2010.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”).  This membership, which required an investment of $6.1 million in the common stock of FHLB provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion. The outstanding balance on this borrowing facility was $0 at both December 31, 2010 and 2009.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the nature of the Company’s business subjects it to claims, litigation, arbitration proceedings and governmental examinations. In recent years, life insurance companies, securities broker-dealers and other vendors of financial products have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices and suitability claims from brokerage clients. While the Company cannot predict the outcome of any pending or future litigation or examination, it does not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on its business or financial condition or results of operations.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas.  The Company extended its agreement with Perot through October 31, 2014.  The following is a schedule of future minimum lease payments as of December 31, 2010 (in thousands).

Year	Operating Leases
2011	$5,496
2012	5,399
2013	4,854
2014	3,762
Total minimum lease payments	$19,511

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2010 (in thousands):

Year	Contract Obligation
2011	$16,337
2012	16,991
2013	17,670
2014	1,531
Total minimum lease payments	$52,529

Unfunded Commitments — The Company had unfunded mortgage loan, partnerships, and private placement commitments of $45.5 million, $67.6 million, and $5.0 million, respectively, at December 31, 2010.  At December 31, 2009, the Company had $73.7 million in unfunded partnership commitments. Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NOTE 13 — NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999.  The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities.  The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes.  Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.  The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities.  Based on current projections, Closed Block assets are sufficient to meet all future obligations.  The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company.  Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders’ dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected.  If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.  A policyholder dividend obligation for distribution of accumulated excess earnings of $9.5 million and $17.5 million was required at December 31, 2010 and 2009, respectively.  Similarly, unrealized (losses) gains on Closed Block investments may increase (decrease) a policyholder dividend obligation liability.  Unrealized gains in the Closed Block generated a policyholder dividend obligation of $164.4 million and $71.3 million at December 31, 2010 and 2009, respectively.  These gains (losses) and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income.  The total policyholder dividend obligation included in policyholders’ dividends liability at December 31, 2010 and 2009 was $173.9 million and $88.8 million, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2010 and 2009, and for the three years ended December 31, 2010, 2009 and 2008 is as follows (in thousands):

	2010	2009
Liabilities:
Policy liabilities and accruals	$3,793,507	$3,740,406
Securities lending payable	—	15,428
Other liabilities	371	315
Total liabilities	$3,793,878	$3,756,149

Assets:
Cash	$1,014	$8,809
Short term investments	15,400	15,400
Securities lending invested collateral	—	5,231
Available-for-sale debt and equity securities	2,612,603	2,496,857
Available-for-sale debt securities on loan	—	15,113
Other invested assets	188	674
Mortgage loans	283,277	301,247
Policy loans	473,956	482,785
Accrued investment income	40,836	41,613
Premiums and fees receivable	7,752	11,109
Other assets	87,181	92,752
Total assets	$3,522,207	$3,471,590

Excess of reported liabilities over assets	$271,671	$284,559
Closed block accumulated other comprehensive loss	—	—
Unrealized loss and liabilities	$271,671	$284,559

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

	2010	2009	2008
Revenues:
Premiums and other income	$195,106	$200,595	$207,414
Net investment income	191,052	192,896	207,700
Net investment gain (loss)	8,205	8,569	(8,057)

Total revenues	$394,363	$402,060	$407,057

Benefits and Expenses:
Decrease in policy liabilities	(28,195)	(46,603)	(22,622)
Policy benefits	279,762	290,586	275,572
Policyholders’ dividends	105,072	117,244	110,706
Interest credited to policyholder account liabilities	9,177	10,051	10,176
Operating expenses	6,979	6,931	8,423
Commission expenses	1,733	1,803	1,927

Total benefits and expenses	$374,528	$380,012	$384,182

Pre-tax results of operations	19,835	22,048	22,875

Income taxes	6,947	7,718	8,842

Closed block results of operations	$12,888	$14,330	$14,033
Other comprehensive income:
Unrealized loss	—	38,563	(38,563)
Total closed block comprehensive income	$12,888	$52,893	$(24,530)

Amortized cost of bonds held by the Closed Block at December 31, 2010 and 2009 were $2,448.2 million and $2,430.7 million, respectively.

Participating insurance in force within the Closed Block was $8.8 billion and $9.3 billion at December 31, 2010 and 2009, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 14 — STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW, prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile.  Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority.

Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the “Commissioner”).  Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. In 2010, a dividend of $25 million was paid by National Life to NLVF.  This transaction was eliminated in consolidation.  There were no dividends paid or declared in 2009 by National Life, NLVF, or NLHC.  Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance Company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

National Life’s statutory surplus was $1,136.2 million and $1,134.2 million at December 31, 2010 and 2009, respectively.  Statutory net income (loss) was $20.9 million and $(11.4) million in 2010 and 2009, respectively.

NOTE 15 — PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 45.0% and 47.4% of the face value of total insurance inforce at December 31, 2010 and 2009, respectively.  The premiums on participating life insurance policies were 37.0%, 41.6%, and 43.3% of total individual life insurance premiums in 2010, 2009, and 2008, respectively.

PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)		Financial Statements
	(1)	Financial statements and schedule included in the Prospectus
	(2)	Financial statements and schedule included in Statement of Additional Information
(b)		Exhibits
	(1)	Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant.(1)
	(2)	Not Applicable
	(3)(a)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (12)
	(3)(b)	Form of Selling Agreement (12)
	(4)(a)	The form of the variable annuity contract (2)
	(4)(b)	Enhanced Death Benefit Rider (13)
	(4)(c)	Guaranteed Account Endorsement (13)
	(4)(d)	Accelerated Benefits Rider - Covered Chronic Illness (6)
	(4)(e)	Accelerated Benefits Rider - Terminal Illness (6)
	(4)(f)	Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms Provisions (8)
	(4)(g)	Limited Power of Attorney (9)
	(4)(h)	Roth IRA Endorsement (13)
	(4)(i)	SIMPLE IRA Endorsement (13)
	(4)(j)	IRA Endorsement (13)
	(4)(k)	TDA Endorsement (13)
	(4)(l)	Endorsement to the Payment Options (13)
	(4)(m)	Loan Endorsement (13)
	(4)(n)	Endorsement to the Limit on Transfers Provision (13)
	(4)(o)	Endorsement to the Flexible Premium Variable Deferred Annuity when the Owner is a NIMCRUT (14)
	(5)	Variable Annuity Application (13)
	(5)(a)	9212 Application (14)
	(6)	Articles of Incorporation and By-Laws of Depositor (12)
	(7)	Reinsurance agreement: Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (9)
	(8)(a)	Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (3)
(8)(b)

1.  Form of amended Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)

2.  Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company (15)

	(8)(c)	Form of Participation Agreement between National Life Insurance Company and American Century Investment, Inc. (4) 1. Form of Amendment to Shareholder Services Agreement (10)
(8)(d)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (4)

1.  Form of Amendment to Participation Agreement (10)

2.  Amendment to Participation Agreement dated June 23, 2008 (20)

(8)(e)

Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (22)

(8)(f)

Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(5)

1.  Form of Amendment to Participation Agreement among National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund (10)

2.  Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (14)

(8)(g)

Form of Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (10)

1.  Amendment to the Fidelity Participation Agreement dated May 18, 2007 (15)

(8)(h)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)

1.  Amendment to Participation Agreement dated June 1, 2007 (16)

2.  Amendment to the Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (20)

3.  Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (24)

(8)(i)

Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (10)

1.  Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (14)

(8)(j)

Form of Participation Agreement - National Life Insurance Company, T. Rowe Price Equity Services, Inc. and T. Rowe Price Investment Services, Inc. (10)

1.  Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (19)

(8)(k)

Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (11)

(a) Amendment to the Participation Agreement between AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (25)

(8)(l)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. dated July 27, 2000. (7)
(8)(m)	Form of Participation Agreement — Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (12)
(8)(n)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (14)
(8)(o)	Rule 22c-2 Agreement among AIM Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007 (14)
(8)(p)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (14)
(8)(q)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007 (14)
(8)(r)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007 (14)
(8)(s)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006 (14)
(8)(t)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007 (14)
(8)(u)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006 (14)
(8)(v)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (20)
(8)(w)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 7, 2007 (22)
(8)(x)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (15)
(8)(y)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (15)
(8)(z)

Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Co. and American Century Investment Management (15)

(1) Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011 (24)

(8)(aa)	Services Agreement as amended through April 10, 2006 among National Life Insurance Co. and Deutsche Asset Management, Inc. (15)
(8)(bb)	Administrative Services Agreement as amended through May 1, 2004 among National Life Insurance Co. and Dreyfus Corporation (15)
(8)(cc)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (15)
(8)(dd)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (15)

(8)(ee)

Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (15)

(1) Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (20)

(8)(ff)	Administration Services Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (15)
(8)(gg)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (15)

(1) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (21)

(8)(hh)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007 (16)
(8)(ii)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of September 2, 2008 (20)
(8)(jj)	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008 (20)
(8)(kk)	Participation Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(ll)	Service Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(mm)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (22)
(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP
(11)	Not Applicable.
(12)	Not Applicable.
(13)	Powers of Attorney (23)

(1)	Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
(3)

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed March 12, 1996.

(4)

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed April 16, 1998.

(5)

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2001.

(6)

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.

(7)

Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 28, 2003.

(8)

Incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.

(9)

Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.

(10)

Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004.

(11)

Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration

Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.
(13)

Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2006.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2007.
(15)

Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account June 25, 2007.

(16)

Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account May 1, 2008.

(17)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2008.
(18)

Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.

(19)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(20)

Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.

(21)

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008

(22)

Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.

(23)

Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.

(24)

Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.

(25)

Incorporated herein by reference to the Post-Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed April 30, 2011.

Item 25.    Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Deborah G. Ellinger	Director
49 Sawyer Road
Wellesley Hills, MA 02481

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

Wade H. Mayo	Executive Vice President
Christian W. Thwaites	Executive Vice President
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Ruth B. Smith	Senior Vice President — Protection
Allen N. Hansen	Senior Vice President
Richard Pedersen	Senior Vice President — Chief Information Officer
Robert E. Cotton	Senior Vice President & CFO
James K. McQueston	Secretary of the Corporation & Assistant General Counsel
Robert S. Burke	Assistant General Counsel
Ann T. Dehner	Vice President - Marketing Operations
Matthew L. DeSantos	Vice President — Marketing & Business Development
Alfred J. Foice, Jr.	Vice President - Audit
Christopher L Graff	Vice President - Communications
Joyce B. LaRosa	Vice President — Finance, Life and Annuity
Bennett E. Law	Vice President - Policy Forms and General Services
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President — Product Development
Donald P. Messier	Vice President & Treasurer
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Gail A. Prescott	Vice President - Contract Services
Louis D. Puglisi	Vice President - LEA Distribution
Craig A. Smith	Vice President & Chief Actuary
Peter M. Weinbaum	Vice President — Marketing Development
David B. Soccodato	Vice President — Corporate Tax
William D. Whitsell	Vice President- Business Acquisition Leader
Carolyn P. Kittredge	Assistant Tax Officer
Donna M. Morgan	Compliance Officer
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 26.                 Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 27.         Number of Contract Owners.

As of March 31, 2011 5,188 contracts are in force.

Item 28.         Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.  This coverage is consistent with industry standards.  The cost of the coverage is borne entirely by the Registrant.

Item 29.                            Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Life Insurance Account.

(b)         The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Lance A. Reihl	President & Chief Executive Officer
Heather L. Lyon	Senior Vice President — ESI Operations
Gregory D. Teese	Senior Vice President — Chief Compliance Officer
Donald Messier	Vice President — Finance
Ian A. McKenny	Counsel
Robert E. Cotton	Treasurer
James K. McQueston	Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c)  Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equity Services, Inc.	$1,048,262	-0-	$1,048,262	-0-

Item 30.         Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 31.         Management Services

All management contracts are discussed in Part A or Part B.

Item 32.         Undertakings

(a)   Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted;

(b)   Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)   Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

(d)   Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.

(e)   National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Post-Effective Amendment No. 26 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 29th day of April, 2011.

NATIONAL VARIABLE ANNUITY
ACCOUNT II (Registrant)

Attest:	/s/ James K. McQueston	By:	/s/ Mehran Assadi
	James K. McQueston		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ James K. McQueston	By:	/s/ Mehran Assadi
	James K. McQueston		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	April 29, 2011
/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	April 29, 2011
/s/ David B. Soccodato	Vice President, Corporate Tax	April 29, 2011
David B. Soccodato	(Interim Comptroller)	April 29, 2011
/s/ Thomas H. MacLeay		April 29, 2011
Thomas H. MacLeay	Director	April 29, 2011
Bruce Lisman*	Director	April 29, 2011
E. Miles Prentice, III*	Director	April 29, 2011
David R. Coates*	Director	April 29, 2011
V. Louise McCarren*	Director	April 29, 2011
Deborah Ellinger*	Director	April 29, 2011
Roger B. Porter*	Director	April 29, 2011
Harris Simmons*	Director	April 29, 2011

* Mehran Assadi signs this document pursuant to the power of attorney filed with the post effective amendment No. 2 to the form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2010.

/s/ Mehran Assadi
Mehran Assadi

Exhibits

(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP